UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-07972

Exact name of registrant as specified in charter: Delaware Group® Adviser Funds

Address of principal executive offices:

2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:

David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

Item 1. Reports to Stockholders

Annual report Delaware Diversified Income Fund October 31, 2011 Fixed income mutual fund
Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Diversified Income Fund at www.delawareinvestments.com.

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Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Diversified Income Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Portfolio management review	1
Performance summary	4
Disclosure of Fund expenses	8
Security type/sector allocation	10
Statement of net assets	12
Statement of operations	58
Statements of changes in net assets	60
Financial highlights	62
Notes to financial statements	72
Report of independent registered
public accounting firm	92
Other Fund information	93
Board of trustees/directors and
officers addendum	98
About the organization	108

Unless otherwise noted, views expressed herein are current as of Oct. 31, 2011, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2011 Delaware Management Holdings, Inc.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review Delaware Diversified Income Fund	November 8, 2011

Performance preview (for the year ended October 31, 2011)
Delaware Diversified Income Fund (Class A shares)	1-year return	+3.64%
Barclays Capital U.S. Aggregate Index (benchmark)	1-year return	+5.00%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Diversified Income Fund, please see the table on page 4.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

A deeply unsettled global macroeconomic environment was broadly supportive of fixed income prices during the Fund’s fiscal year ended Oct. 31, 2011, as investors generally accepted low nominal yields in exchange for mitigating risk. Nonetheless, global bond markets also encountered significant volatility, as policy makers struggled to adapt unusual remedies to a wide range of serious problems, including a sovereign debt crisis in Europe, a tepid and mostly jobless economic recovery in the United States, rising food and energy prices worldwide, and stubbornly high inflation in China.

When the fiscal year began in November 2010, the Federal Reserve had just embarked on a second round of quantitative easing (also referred to as QE2), which involved purchasing $600 billion of Treasury securities financed by the expansion of the central bank’s balance sheet. Though the program was intended to push market interest rates lower — thus encouraging more borrowing — bond yields actually rose for several months thereafter as investors’ general expectations for faster economic growth and higher inflation pushed money into riskier assets like equities and commodities.

Beginning in early spring 2011, however, a series of events seemed to curtail investors’ appetite for risk. The tragic earthquake, tsunami, and nuclear crisis in Japan disrupted global supply chains, destabilizing what was still a fragile economic recovery in Europe and the U.S.

Geopolitical unrest in North Africa and the Middle East continued to contribute to higher commodity prices, which compelled many consumers to pull back their spending even further. Many investors focused their attention on the high levels of sovereign debt across the developed world (and particularly in Greece), fearing that reductions in spending could exacerbate declining economic growth and have potentially dangerous effects on the global financial system (including “core” euro zone countries like Spain and Italy). Economic growth in the U.S. decelerated under the weight of those international factors as well as a high-stakes political showdown in Washington D.C. over raising the debt ceiling. The latter ultimately failed to produce a long-term solution to the nation’s looming budget shortfalls.

Though Standard & Poor’s subsequently downgraded the credit rating on U.S. government debt, Treasury yields nonetheless plunged to their lowest levels since the early 1960s as investors sought a port in the gathering global economic storm (prices and yields move in opposite directions). Demand for intermediate-term Treasury debt was also

Portfolio management review
Delaware Diversified Income Fund

strengthened by another Fed program in September 2011, called “Operation Twist,” in which the central bank began using proceeds from the sale and maturing of its short-term Treasury holdings to buy longer-dated government paper in an attempt to drive down mortgage rates. During the final weeks of the Fund’s fiscal year, tentative signs of progress toward resolving Europe’s sovereign debt crisis and a firmer tone to U.S. economic data caused a mild backup in Treasury yields and a strong rally in credit-sensitive sectors of the fixed income market, most notably high yield bonds. (Source: Bloomberg.)

Fund performance

For the fiscal year ended Oct. 31, 2011, Delaware Diversified Income Fund returned +3.64% for Class A shares at net asset value and -1.02% at maximum offer price (both figures reflect all distributions reinvested). For the same period, the Barclays Capital U.S. Aggregate Index returned +5.00%. For complete, annualized performance of Delaware Diversified Income Fund, please see the table on page 4.

The Fund’s commitment to seek broad diversification allows us the flexibility to shift the portfolio’s holdings across many fixed income asset classes based on where we believe the best opportunities potentially lie. While we generally shied away from riskier asset classes during the fiscal year, even the Fund’s minimal exposure to areas such as emerging market and non-dollar debt, at times, detracted from its returns versus the benchmark.

For example, the Fund’s exposure to emerging market bonds contributed to performance during the first six months of 2011, but detracted from performance both early and

The Fund’s commitment to seek broad diversification allows us the flexibility to shift the portfolio’s holdings across many fixed income asset classes based on where we believe the best opportunities potentially lie. While we generally shied away from riskier asset classes during the fiscal year, even the Fund’s minimal exposure to areas such as emerging market and non-dollar debt, at times, detracted from its returns versus the benchmark.

again late in the Fund’s fiscal year. Returns on non-dollar-denominated developed market bonds followed a similar down-up-down pattern. The Fund’s underweight position (versus the benchmark) in Treasury securities also detracted, significantly in this case, from its relative performance late in the fiscal year as many investors seemed to embrace a “risk-off” mindset amid the sovereign debt turmoil in Europe, stubbornly high inflation in China, and fears of a potential recession in the U.S. In fact, yields on Treasury securities reached historic lows (and prices reached historic highs).

Alternatively, the Fund’s performance generally benefited from its overweight position in investment grade corporate bonds. Within this asset class, we concluded that the BBB and A-rated area generally offered the best risk-reward trade-off, and emphasized Fund positions in those categories. These bonds, which are considered medium-grade, experienced down periods during the year when many investors moved toward higher-quality bonds, but proved helpful over the entire fiscal year.

We believe the sluggish pace of global economic growth should continue, or even decelerate, as the deleveraging cycle plays out and expands to include governmental entities worldwide. Within this environment, we believe that a “normal” cyclical recovery is unlikely unless policy makers embrace systemic changes that promote robust productivity growth and discourage excessive debt accumulation. Until then, we plan to continue our focus on quality, liquidity, downside protection, and seeking value for taking risk.

Performance summary
Delaware Diversified Income Fund	October 31, 2011

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund performance[1,2]	Average annual total returns through Oct. 31, 2011
	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 29, 1997)
Excluding sales charge	+3.64%	+8.21%	+7.90%	n/a
Including sales charge	-1.02%	+7.22%	+7.41%	n/a
Class B (Est. Oct. 28, 2002)
Excluding sales charge	+2.98%	+7.42%	n/a	+7.55%
Including sales charge	-0.85%	+7.19%	n/a	+7.55%
Class C (Est. Oct. 28, 2002)
Excluding sales charge	+2.98%	+7.41%	n/a	+7.48%
Including sales charge	+2.02%	+7.41%	n/a	+7.48%
Class R (Est. June 2, 2003)
Excluding sales charge	+3.49%	+7.95%	n/a	+6.89%
Including sales charge	+3.49%	+7.95%	n/a	+6.89%
Institutional Class (Est. Oct. 28, 2002)
Excluding sales charge	+4.01%	+8.48%	n/a	+8.54%
Including sales charge	+4.01%	+8.48%	n/a	+8.54%

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.30% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets from Feb. 28, 2011, through Feb. 28, 2012.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, which has been limited contractually to 0.50% from Feb. 28, 2011, through Feb. 28, 2012.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Diversification may not protect against market risk.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

Performance summary
Delaware Diversified Income Fund

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees from Feb. 28, 2011, through Feb. 28, 2012. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses	0.98%	1.68%	1.68%	1.28%	0.68%
(without fee waivers)
Net expenses	0.93%	1.68%	1.68%	1.18%	0.68%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 investment1
Average annual total returns from Oct. 31, 2001, through Oct. 31, 2011

For period beginning Oct. 31, 2001, through Oct. 31, 2011	Starting value	Ending value
Delaware Diversified Income Fund — Class A Shares	$9,550	$20,409
Barclays Capital U.S. Aggregate Index	$10,000	$17,011

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Oct. 31, 2001, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 6. Please note additional details on pages 4 through 7.

The chart also assumes $10,000 invested in the Barclays Capital U.S. Aggregate Index as of Oct. 31, 2001. The Barclays Capital U.S. Aggregate Index is a broad composite of more than 8,000 securities that tracks the investment grade domestic bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DPDFX	246248744
Class B	DPBFX	246248611
Class C	DPCFX	246248595
Class R	DPRFX	246248553
Institutional Class	DPFFX	246248587

Disclosure of Fund expenses
For the six-month period from May 1, 2011 to October 31, 2011

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2011 to October 31, 2011.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Diversified Income Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	5/1/11	10/31/11	Expense Ratio	5/1/11 to 10/31/11*
Actual Fund return
Class A	$1,000.00	$1,019.80	0.92%	$4.68
Class B	1,000.00	1,015.90	1.67%	8.49
Class C	1,000.00	1,015.90	1.67%	8.49
Class R	1,000.00	1,018.50	1.17%	5.95
Institutional Class	1,000.00	1,021.00	0.67%	3.41
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.57	0.92%	$4.69
Class B	1,000.00	1,016.79	1.67%	8.49
Class C	1,000.00	1,016.79	1.67%	8.49
Class R	1,000.00	1,019.31	1.17%	5.96
Institutional Class	1,000.00	1,021.83	0.67%	3.41

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Security type/sector allocation
Delaware Diversified Income Fund	As of October 31, 2011

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may also represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type/sector	Percentage of net assets
Agency Asset-Backed Securities	0.01%
Agency Collateralized Mortgage Obligations	2.07%
Agency Mortgage-Backed Securities	9.00%
Commercial Mortgage-Backed Securities	4.74%
Convertible Bonds	1.71%
Corporate Bonds	44.72%
Automotive	0.96%
Banking	5.28%
Basic Industry	4.21%
Brokerage	0.48%
Capital Goods	1.01%
Communications	6.37%
Consumer Cyclical	1.90%
Consumer Non-Cyclical	4.25%
Electric	2.90%
Energy	4.16%
Finance Companies	1.56%
Healthcare	0.98%
Insurance	1.80%
Natural Gas	2.12%
Real Estate	1.38%
Services	1.64%
Technology	1.98%
Transportation	1.18%
Utilities	0.56%
Municipal Bond	0.00%
Non-Agency Asset-Backed Securities	1.43%
Non-Agency Collateralized Mortgage Obligations	0.75%
Regional Bonds	3.10%
Senior Secured Loans	3.94%
Sovereign Bonds	12.25%
Supranational Banks	0.53%

Security type/sector	Percentage of net assets
U.S. Treasury Obligations	8.56%
Common Stock	0.00%
Convertible Preferred Stock	0.16%
Preferred Stock	0.35%
Warrant	0.00%
Short-Term Investments	11.10%
Securities Lending Collateral	2.50%
Total Value of Securities	106.92%
Obligation to Return Securities Lending Collateral	(2.59%)
Other Liabilities Net of Receivables and Other Assets	(4.33%)
Total Net Assets	100.00%

Statement of net assets
Delaware Diversified Income Fund	October 31, 2011

	Principal amount°		Value (U.S. $)
Agency Asset-Backed Securities – 0.01%
Fannie Mae Grantor Trust
Series 2003-T4 2A5 5.407% 9/26/33	USD	855,829	$902,538
Fannie Mae Whole Loan
Series 2001-W2 AS5 6.473% 10/25/31		2,986	3,085
•Series 2002-W11 AV1 0.585% 11/25/32		15,068	13,911
Total Agency Asset-Backed Securities
(cost $836,132)			919,534

Agency Collateralized Mortgage Obligations – 2.07%
Fannie Mae Grantor Trust
•Series 1999-T2 A1 7.50% 1/19/39		24,215	27,400
Series 2001-T8 A2 9.50% 7/25/41		80,781	95,976
Series 2002-T4 A3 7.50% 12/25/41		255,821	300,558
Series 2002-T19 A1 6.50% 7/25/42		164,967	190,693
Series 2004-T1 1A2 6.50% 1/25/44		80,697	90,869
Fannie Mae Interest Strip
Series 265 2 9.00% 3/1/24		12,036	13,997
Fannie Mae REMICs
Series 1990-92 C 7.00% 8/25/20		1,411	1,569
Series 1996-46 ZA 7.50% 11/25/26		244,930	275,964
Series 2001-50 BA 7.00% 10/25/41		130,581	149,612
Series 2002-83 GH 5.00% 12/25/17		460,000	493,707
Series 2002-90 A2 6.50% 11/25/42		316,293	360,426
Series 2003-26 AT 5.00% 11/25/32		17,882,135	19,200,698
Series 2003-38 MP 5.50% 5/25/23		6,472,034	7,060,533
Series 2003-106 WE 4.50% 11/25/22		11,400,000	12,157,190
Series 2003-122 AJ 4.50% 2/25/28		287,663	294,935
Series 2005-110 MB 5.50% 9/25/35		2,779,191	3,067,167
Series 2009-94 AC 5.00% 11/25/39		5,995,610	6,686,685
Series 2010-41 PN 4.50% 4/25/40		7,623,413	8,052,673
Series 2010-75 NA 4.00% 9/25/28		1,778,194	1,849,963
Series 2010-96 DC 4.00% 9/25/25		14,575,000	15,470,395
•Series G-9 FA 1.15% 4/25/21		176	176
Fannie Mae Whole Loan
•Series 2002-W1 2A 7.129% 2/25/42		23,714	27,959
•Series 2002-W6 2A 7.143% 6/25/42		45,979	55,350
•Series 2003-W1 2A 7.162% 12/25/42		22,970	27,268
Series 2003-W10 1A4 4.505% 6/25/43		38,802	41,737

		Principal amount°		Value (U.S. $)
Agency Collateralized Mortgage Obligations (continued)
	Fannie Mae Whole Loan (continued)
	Series 2003-W15 2A7 5.55% 8/25/43	USD	18,641	$20,406
	Series 2004-W9 2A1 6.50% 2/25/44		352,241	393,283
	Series 2004-W11 1A2 6.50% 5/25/44		505,040	578,496
	Freddie Mac REMICs
	Series 1730 Z 7.00% 5/15/24		362,905	413,527
	Series 2326 ZQ 6.50% 6/15/31		979,009	1,126,675
	Series 2557 WE 5.00% 1/15/18		4,181,000	4,538,471
	Series 2598 QD 5.50% 4/15/32		977,267	1,025,354
	Series 2621 QH 5.00% 5/15/33		35,000	37,521
	Series 2622 PE 4.50% 5/15/18		8,300,000	8,839,972
	Series 2624 QH 5.00% 6/15/33		40,000	44,995
	Series 2662 MA 4.50% 10/15/31		178,146	180,858
	Series 2687 PG 5.50% 3/15/32		1,709,553	1,863,679
	Series 2694 QG 4.50% 1/15/29		1,319,110	1,338,949
	Series 2717 MH 4.50% 12/15/18		125,000	134,522
	Series 2762 LG 5.00% 9/15/32		9,050,000	9,718,045
	Series 2809 DC 4.50% 6/15/19		3,135,709	3,348,199
	Series 2872 GC 5.00% 11/15/29		2,465,000	2,506,973
	Series 2890 PC 5.00% 7/15/30		2,032,733	2,076,650
	Series 3022 MB 5.00% 12/15/28		770,771	778,922
	Series 3123 HT 5.00% 3/15/26		50,000	55,912
	Series 3128 BC 5.00% 10/15/27		1,896,481	1,902,582
	Series 3131 MC 5.50% 4/15/33		2,075,000	2,234,260
	Series 3150 EQ 5.00% 5/15/26		45,000	50,393
	Series 3171 MG 6.00% 8/15/34		4,000,000	4,402,342
	Series 3173 PE 6.00% 4/15/35		1,135,000	1,251,849
	Series 3337 PB 5.50% 7/15/30		1,492,412	1,501,962
	Series 3416 GK 4.00% 7/15/22		302,319	314,164
	Series 3656 PM 5.00% 4/15/40		11,118,918	12,396,137
•	Freddie Mac Strip Series 19 F 1.115% 6/1/28		9,205	9,100
w	Freddie Mac Structured Pass Through Securities
	Series T-42 A5 7.50% 2/25/42		130,605	157,581
	Series T-54 2A 6.50% 2/25/43		35,768	40,000
	Series T-58 2A 6.50% 9/25/43		799,106	928,032
	•Series T-60 1A4C 5.24% 3/25/44		12,948	13,365
	GNMA Series 2010-113 KE 4.50% 9/20/40		20,392,264	22,322,970
	NCUA Guaranteed Notes
	Series 2010-C1 A2 2.90% 10/29/20		6,420,000	6,701,093

Statement of net assets
Delaware Diversified Income Fund

	Principal amount°		Value (U.S. $)
Agency Collateralized Mortgage Obligations (continued)
• Vendee Mortgage Trust
Series 2000-1 1A 6.809% 1/15/30	USD	8,965	$10,653
Total Agency Collateralized Mortgage Obligations
(cost $162,169,165)			169,251,392

Agency Mortgage-Backed Securities – 9.00%
Fannie Mae
4.00% 9/1/13		1,986	2,064
5.50% 1/1/13		184,578	188,749
6.50% 8/1/17		189,636	207,841
7.00% 11/15/16		105,390	108,943
• Fannie Mae ARM
1.825% 7/1/33		103,601	106,170
2.078% 1/1/36		154,488	161,517
2.088% 11/1/24		3,529	3,621
2.277% 10/1/33		122,347	127,343
2.339% 8/1/34		10,561	11,108
2.392% 12/1/33		6,299	6,610
2.489% 11/1/32		626	656
2.522% 6/1/34		167,982	176,900
2.527% 6/1/34		2,534	2,672
2.531% 4/1/36		665,711	699,965
2.553% 11/1/35		192,523	202,498
2.563% 4/1/36		436,681	464,838
4.892% 3/1/38		26,353	28,062
4.986% 11/1/33		686,147	732,101
5.01% 8/1/35		249,427	265,407
5.023% 9/1/38		704,806	752,991
5.071% 5/1/36		728,240	777,705
5.138% 11/1/35		1,315,132	1,394,391
5.526% 6/1/37		14,241	15,165
5.677% 4/1/37		1,928,784	2,052,528
5.967% 8/1/37		1,438,269	1,557,170
5.994% 7/1/36		161,241	173,756
6.011% 6/1/36		227,688	244,794
6.27% 4/1/36		2,297	2,464
6.27% 7/1/36		6,255	6,754
6.298% 8/1/36		107,263	115,964

	Principal amount°		Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae Relocation 15 yr 4.00% 9/1/20	USD	701,286	$721,389
Fannie Mae Relocation 30 yr
4.00% 3/1/35		15,103	15,527
5.00% 9/1/33		285,096	304,117
5.00% 11/1/33		310,011	330,695
5.00% 1/1/34		118,049	125,925
5.00% 8/1/34		93,102	99,313
5.00% 11/1/34		283,704	302,632
5.00% 4/1/35		538,337	574,254
5.00% 10/1/35		394,063	420,354
5.00% 1/1/36		805,371	859,105
Fannie Mae S.F. 15 yr
4.00% 5/1/19		5,287	5,608
4.00% 7/1/25		17,643,984	18,552,463
4.00% 8/1/25		23,760,972	24,984,413
4.00% 11/1/25		26,174,648	27,767,755
5.00% 9/1/20		8,669	9,398
5.00% 5/1/21		1,034,384	1,117,544
5.50% 4/1/23		234,014	253,853
5.50% 6/1/23		177,646	192,707
6.00% 9/1/21		6,249,634	6,797,975
6.00% 8/1/22		97,251	105,783
Fannie Mae S.F. 15 yr TBA 3.50% 11/1/26		30,557,000	31,745,857
Fannie Mae S.F. 20 yr
5.00% 8/1/28		3,124,877	3,364,614
5.50% 8/1/28		7,188,807	7,798,733
Fannie Mae S.F. 30 yr
4.50% 3/1/39		3,224,806	3,416,280
5.00% 6/1/35		12,637	13,626
5.00% 7/1/35		20,223	21,807
5.00% 9/1/35		1,518,273	1,637,126
5.00% 12/1/36		11,440,179	12,335,730
5.00% 12/1/37		1,466,445	1,579,637
5.00% 2/1/38		1,136,173	1,223,872
6.00% 10/1/33		2,207	2,448
6.00% 6/1/35		13,592	14,985
6.00% 6/1/38		297,421	326,513
6.00% 7/1/38		29,902,292	32,845,799
6.50% 2/1/36		3,838,410	4,287,599
6.50% 3/1/36		3,102,529	3,465,602

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
	Fannie Mae S.F. 30 yr (continued)
	6.50% 9/1/37	USD	2,555,513	$2,833,275
	7.00% 8/1/32		109,965	126,581
	7.00% 9/1/32		78,256	90,081
	7.00% 2/1/36		26,527	30,429
	7.00% 4/1/37		29,060	33,334
	7.00% 12/1/37		38,047	43,648
	7.50% 1/1/31		2,363	2,764
	7.50% 3/1/32		33,613	39,400
	7.50% 4/1/32		36,914	43,270
	7.50% 6/1/34		21,071	24,604
	7.50% 10/1/34		31,784	37,168
	Fannie Mae S.F. 30 yr TBA
	3.50% 11/1/41		38,100,000	38,719,124
	3.50% 12/1/41		73,465,000	74,463,668
	4.00% 11/1/41		77,745,000	80,806,208
	5.50% 11/1/41		108,650,000	117,851,296
	6.00% 11/1/41		174,815,000	191,558,990
	Freddie Mac 7.00% 2/1/14		1,366	1,400
•	Freddie Mac ARM
	2.467% 12/1/33		343,577	355,932
	2.469% 4/1/33		3,181	3,205
	2.495% 7/1/36		677,342	714,931
	2.501% 5/1/35		310,248	326,280
	2.57% 12/1/33		91,710	95,587
	2.65% 3/1/36		118,995	125,988
	2.783% 4/1/34		35,280	37,193
	5.612% 8/1/37		16,285	17,304
	5.811% 10/1/36		186,397	200,438
	5.913% 10/1/37		22,905	24,652
	6.183% 2/1/37		1,115,797	1,176,086
	6.202% 10/1/37		583,370	627,820
	Freddie Mac Relocation 15 yr 3.50% 10/1/18		111,164	113,639
	Freddie Mac Relocation 30 yr
	5.00% 9/1/33		774,286	824,781
	6.50% 10/1/30		774	855

	Principal amount°		Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
Freddie Mac S.F. 15 yr
4.00% 2/1/14	USD	23,589	$24,456
4.50% 5/1/20		2,353,427	2,518,413
5.00% 6/1/18		902,092	964,629
5.00% 4/1/20		1,156,260	1,246,400
5.50% 7/1/14		1,658	1,722
Freddie Mac S.F. 30 yr
4.50% 10/1/35		2,097,498	2,224,864
5.00% 7/1/38		5,652,071	6,067,476
6.00% 2/1/36		6,757,784	7,409,409
6.50% 10/1/32		3,134	3,537
6.50% 8/1/38		943,676	1,048,383
7.00% 11/1/33		377,857	436,545
GNMA I S.F. 30 yr
7.00% 5/15/28		182,464	212,365
7.00% 12/15/34		3,881,801	4,445,055
7.50% 10/15/30		1,917	2,253
7.50% 2/15/32		622	731
9.50% 9/15/17		4,711	5,452
10.00% 7/15/17		3,322	3,344
Total Agency Mortgage-Backed Securities
(cost $729,909,185)			736,176,750

Commercial Mortgage-Backed Securities – 4.74%
# American Tower Trust
Series 2007-1A AFX 144A 5.42% 4/15/37		8,015,000	8,548,334
BAML Commercial Mortgage Securities
Series 2004-2 A3 4.05% 11/10/38		889,315	900,311
•Series 2004-3 A5 5.544% 6/10/39		8,642,156	9,405,561
Series 2004-5 A3 4.561% 11/10/41		1,193	1,192
•Series 2005-1 A5 5.163% 11/10/42		14,810,000	16,338,376
•Series 2005-6 A4 5.194% 9/10/47		10,190,000	11,285,109
•Series 2006-2 A4 5.731% 5/10/45		7,622,000	8,517,029
Series 2006-4 A4 5.634% 7/10/46		15,875,000	17,494,932
• Bear Stearns Commercial Mortgage Securities
Series 2005-PW10 A4 5.405% 12/11/40		7,306,000	8,032,341
Series 2005-T20 A4A 5.147% 10/12/42		4,400,000	4,914,026
Series 2006-PW12 A4 5.72% 9/11/38		7,235,000	8,118,922

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Commercial Mortgage-Backed Securities (continued)
#	CFCRE Commercial Mortgage Trust
	Series 2011-C1 A2 144A 3.759% 4/15/44	USD	4,545,000	$4,639,913
•	Citigroup/Deutsche Bank
	Commercial Mortgage Trust
	Series 2005-CD1 A4 5.226% 7/15/44		6,250,000	6,844,356
w	Commercial Mortgage Pass Through Certificates
	•Series 2005-C6 A5A 5.116% 6/10/44		9,515,000	10,405,204
	Series 2006-C7 A2 5.69% 6/10/46		146,100	146,001
	#Series 2010-C1 A1 144A 3.156% 7/10/46		9,190,085	9,384,345
•	Credit Suisse Mortgage Capital Certificates
	Series 2006-C1 AAB 5.42% 2/15/39		546,688	575,137
•#	DBUBS Mortgage Trust
	Series 2011-LC1A C 144A 5.557% 11/10/46		13,470,000	12,160,824
•	GE Capital Commercial Mortgage
	Series 2005-C4 A4 5.314% 11/10/45		108,000	120,027
	Goldman Sachs Mortgage Securities II
	•Series 2004-GG2 A5 5.279% 8/10/38		2,310,000	2,429,087
	*•Series 2004-GG2 A6 5.396% 8/10/38		9,897,000	10,620,174
	Series 2005-GG4 A4 4.761% 7/10/39		13,580,350	14,481,732
	Series 2005-GG4 A4A 4.751% 7/10/39		30,459,000	32,563,716
	•Series 2006-GG6 A4 5.553% 4/10/38		10,115,000	10,906,742
	#Series 2010-C1 A2 144A 4.592% 8/10/43		13,975,000	14,862,357
	•#Series 2010-C1 C 144A 5.635% 8/10/43		14,452,000	12,201,058
•	Greenwich Capital Commercial Funding
	Series 2005-GG5 A5 5.224% 4/10/37		18,990,000	20,286,997
•	JPMorgan Chase Commercial
	Mortgage Securities
	Series 2005-CB11 A4 5.335% 8/12/37		2,280,000	2,509,316
	Series 2005-LDP3 A4A 4.936% 8/15/42		3,680,000	4,049,641
	Series 2005-LDP4 A4 4.918% 10/15/42		13,948,000	15,211,717
	Series 2005-LDP5 A4 5.205% 12/15/44		9,145,000	10,215,441
	LB-UBS Commercial Mortgage Trust
	Series 2004-C1 A4 4.568% 1/15/31		10,385,000	10,986,447
	•Series 2004-C4 A4 5.321% 6/15/29		2,925,000	3,172,198
	Merrill Lynch Mortgage Trust
	#Series 2002-MW1 J 144A 5.695% 7/12/34		30,000	21,439
	Series 2005-CIP1 A2 4.96% 7/12/38		280,538	284,268
	•Series 2005-CKI1 A6 5.22% 11/12/37		2,050,000	2,287,281

		Principal amount°		Value (U.S. $)
Commercial Mortgage-Backed Securities (continued)
	Morgan Stanley Capital I
	•Series 2004-T15 A4 5.27% 6/13/41	USD	2,585,000	$2,806,139
	Series 2005-HQ6 A4A 4.989% 8/13/42		3,055,000	3,351,833
	•Series 2007-T27 A4 5.641% 6/11/42		31,472,500	35,728,840
•#	Morgan Stanley Dean Witter Capital I
	Series 2001-TOP1 E 144A 7.44% 2/15/33		185,000	184,098
#	OBP Depositor Trust
	Series 2010-OBP A 144A 4.646% 7/15/45		8,545,000	9,113,764
#	TimberStar Trust 144A
	Series 2006-1A A 5.668% 10/15/36		14,335,000	15,974,580
	Series 2006-1A C 5.884% 10/15/36		1,500,000	1,522,529
#	WF-RBS Commercial Mortgage Trust
	Series 2011-C3 A4 144A 4.375% 3/15/44		13,720,000	13,860,877
Total Commercial Mortgage-Backed Securities
	(cost $363,440,543)			387,464,211

Convertible Bonds – 1.71%
	AAR 1.75% exercise price $29.27,
	expiration date 1/1/26		3,482,000	3,560,345
	Advanced Micro Devices 6.00% exercise price
	$28.08, expiration date 4/30/15		4,465,000	4,398,025
#	Alaska Communications System Group
	144A 6.25% exercise price $10.28,
	expiration date 4/27/18		3,532,000	3,192,045
	Alcatel-Lucent USA 2.875% exercise price
	$15.35, expiration date 6/15/25		5,280,000	5,016,000
*	Alere 3.00% exercise price $43.98,
	expiration date 5/15/16		5,811,000	5,564,033
#	Altra Holdings 144A 2.75% exercise price
	$27.70, expiration date 2/27/31		1,658,000	1,425,880
	Amgen 0.375% exercise price $79.48,
	expiration date 2/1/13		5,419,000	5,385,131
#	Ares Capital 144A 5.75% exercise price
	$19.13, expiration date 2/1/16		2,269,000	2,226,456
	ArvinMeritor 4.00% exercise price $26.73,
	expiration date 2/15/27		4,393,000	3,338,680
#	BGC Partners 144A 4.50% exercise price
	$9.84, expiration date 7/13/16		1,376,000	1,295,160

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Convertible Bonds (continued)
#	Clearwire Communications 144A 8.25%
	exercise price $7.08,
	expiration date 11/30/40	USD	2,356,000	$1,145,605
	Dendreon 2.875% exercise price $51.24,
	expiration date 1/13/16		1,296,000	952,560
	Equinix 4.75% exercise price $84.32,
	expiration date 6/15/16		3,731,000	5,097,479
	Euronet Worldwide 3.50% exercise price
	$40.48, expiration date 10/15/25		3,099,000	3,102,874
*#	Gaylord Entertainment 144A 3.75%
	exercise price $27.25,
	expiration date 9/29/14		3,473,000	3,842,006
Φ	General Cable 4.50% exercise price
	$36.75, expiration date 11/15/29		2,270,000	2,332,425
	Health Care REIT 3.00% exercise price
	$51.13, expiration date 11/30/29		3,597,000	4,042,129
Φ	Hologic 2.00% exercise price $38.59,
	expiration date 12/15/37		8,761,000	8,290,095
	Intel 2.95% exercise price $30.36,
	expiration date 12/15/35		4,060,000	4,374,650
	James River Coal 4.50% exercise price
	$25.78, expiration date 12/1/15		1,775,000	1,555,344
*	Jefferies Group 3.875% exercise price
	$38.35, expiration date 11/1/29		3,924,000	3,472,740
	L-3 Communications Holdings 3.00%
	exercise price $97.79, expiration date 8/1/35		3,818,000	3,698,688
*	Leap Wireless International 4.50% exercise price
	$93.21, expiration date 7/15/14		5,140,000	4,497,500
	Level 3 Communications 3.50% exercise price
	$81.90, expiration date 6/15/12		5,664,000	5,635,680
#	Lexington Master 144A 5.45% exercise price
	$19.49, expiration date 1/15/27		395,000	398,456
#	Lexington Realty Trust 144A 6.00%
	exercise price $7.09, expiration date 1/11/30		4,405,000	5,341,063
	Linear Technology 3.00% exercise price $44.11,
	expiration date 5/1/27		7,575,000	7,963,218
	Live Nation Entertainment 2.875% exercise price
	$27.14, expiration date 7/14/27		5,995,000	5,522,894

		Principal amount°		Value (U.S. $)
Convertible Bonds (continued)
	Mirant (Escrow) 2.50% exercise price
	$67.95, expiration date 6/15/21	USD	695,000	$0
	Mylan 3.75% exercise price $13.32,
	expiration date 9/10/15		893,000	1,447,776
	National Retail Properties 5.125%
	exercise price $25.39,
	expiration date 6/15/28		1,948,000	2,266,985
	NuVasive 2.75% exercise price $42.13,
	expiration date 6/30/17		2,440,000	1,979,450
#	Owens-Brockway Glass Container 144A
	3.00% exercise price $47.47,
	expiration date 5/28/15		6,144,000	5,690,879
	Pantry 3.00% exercise price $50.09,
	expiration date 11/15/12		5,172,000	5,120,280
*	Peabody Energy 4.75% exercise price
	$58.31, expiration date 12/15/41		636,000	696,420
	SanDisk 1.50% exercise price $52.37,
	expiration date 8/11/17		3,431,000	4,112,911
	SBA Communications 4.00% exercise price
	$30.38, expiration date 10/1/14		1,692,000	2,358,225
	Transocean
	1.50% exercise price $164.19,
	expiration date 12/15/37		2,374,000	2,317,618
	*1.50% exercise price $164.19,
	expiration date 12/15/37		2,995,000	3,002,488
	VeriSign 3.25% exercise price $34.37,
	expiration date 8/15/37		3,622,000	4,006,838
Total Convertible Bonds (cost $137,867,089)				139,667,031

Corporate Bonds – 44.72%
Automotive – 0.96%
#	Allison Transmission 144A 11.00% 11/1/15		6,711,000	7,096,883
*	American Axle & Manufacturing 7.875% 3/1/17		7,787,000	7,923,273
	ArvinMeritor 8.125% 9/15/15		8,498,000	8,073,100
#	Chrysler Group 144A 8.25% 6/15/21		5,635,000	5,184,200
*	Ford Motor 7.45% 7/16/31		12,734,000	15,217,129

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Automotive (continued)
	Ford Motor Credit
	5.00% 5/15/18	USD	12,500,000	$12,736,338
	7.50% 8/1/12		701,000	725,411
	12.00% 5/15/15		10,732,000	13,550,469
*	Goodyear Tire & Rubber 8.25% 8/15/20		2,190,000	2,354,250
#	Pinafore 144A 9.25% 10/1/18		5,109,000	5,594,355
				78,455,408
Banking – 5.28%
	Abbey National Treasury Services 4.00% 4/27/16		9,305,000	8,886,740
	AgriBank FCB 9.125% 7/15/19		12,423,000	16,121,054
#	Bank of Montreal 144A 2.85% 6/9/15		9,020,000	9,442,407
	BB&T 5.25% 11/1/19		20,134,000	21,812,874
	BB&T Capital Trust II 6.75% 6/7/36		13,235,000	13,364,637
•	BB&T Capital Trust IV 6.82% 6/12/57		2,300,000	2,308,625
•	Bear Stearns 5.248% 12/7/12	AUD	6,340,000	6,611,960
•	Branch Banking & Trust 0.658% 9/13/16	USD	5,500,000	5,101,938
*#	Canadian Imperial Bank of Commerce
	144A 2.60% 7/2/15		9,020,000	9,347,173
	Capital One Capital V 10.25% 8/15/39		7,422,000	7,728,158
	Capital One Financial 4.75% 7/15/21		5,365,000	5,641,507
*	City National 5.25% 9/15/20		13,865,000	14,159,756
@#	CoBank ACB 144A 7.875% 4/16/18		10,520,000	12,662,061
#	Export-Import Bank of Korea 144A
	5.25% 2/10/14		8,995,000	9,498,171
	Fifth Third Bancorp 3.625% 1/25/16		20,230,000	20,764,315
•	Fifth Third Capital Trust IV 6.50% 4/15/37		12,152,000	11,939,340
•#	HBOS Capital Funding 144A 6.071% 6/29/49		5,595,000	3,972,450
	JPMorgan Chase
	4.35% 8/15/21		13,155,000	13,185,375
	•4.953% 6/21/12	AUD	14,500,000	15,179,895
	JPMorgan Chase Bank 6.00% 10/1/17	USD	11,420,000	12,315,271
	JPMorgan Chase Capital XXV 6.80% 10/1/37		18,628,000	18,661,121
	KeyBank 6.95% 2/1/28		19,095,000	20,697,166
	KeyCorp 5.10% 3/24/21		8,965,000	9,338,016
	Korea Development Bank 8.00% 1/23/14		13,825,000	15,433,013
•	National City Bank 0.703% 6/7/17		10,600,000	9,733,991
	PNC Bank 6.875% 4/1/18		18,049,000	20,606,543

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Banking (continued)
	PNC Funding 5.25% 11/15/15	USD	1,335,000	$1,450,675
•#	PNC Preferred Funding Trust II 144A
	6.113% 3/29/49		13,400,000	9,983,000
	SunTrust Bank
	•0.598% 8/24/15		6,285,000	5,819,275
	3.50% 1/20/17		5,890,000	5,936,360
•	SunTrust Capital VIII 6.10% 12/15/36		9,131,000	9,022,588
*	SVB Financial Group 5.375% 9/15/20		5,500,000	5,685,719
	US Bancorp 4.125% 5/24/21		4,000,000	4,413,468
	US Bank
	4.95% 10/30/14		5,005,000	5,463,398
	6.30% 2/4/14		2,361,000	2,607,606
•	USB Capital IX 3.50% 10/29/49		36,267,000	26,425,223
•	Wachovia 0.773% 10/15/16		7,950,000	6,940,660
	Wachovia Bank 5.60% 3/15/16		17,070,000	18,781,336
*	Wells Fargo Bank 4.75% 2/9/15		10,855,000	11,505,725
	Zions Bancorporation 7.75% 9/23/14		3,305,000	3,518,526
				432,067,116
Basic Industry – 4.21%
*	AK Steel 7.625% 5/15/20		5,558,000	5,224,520
	Alcoa
	5.40% 4/15/21		1,855,000	1,841,410
	6.75% 7/15/18		16,599,000	18,037,237
#	Algoma Acquisition 144A 9.875% 6/15/15		5,482,000	4,467,830
	ArcelorMittal 9.85% 6/1/19		19,390,000	23,034,970
	Barrick North America Finance 4.40% 5/30/21		4,670,000	5,072,708
	Celanese U.S. Holdings 6.625% 10/15/18		2,276,000	2,469,460
*•#	Cemex 144A 5.369% 9/30/15		14,829,000	11,121,750
#	Cemex Espana Luxembourg 144A
	9.25% 5/12/20		4,298,000	3,449,145
#	Cemex Finance 144A 9.50% 12/14/16		3,035,000	2,682,333
	Century Aluminum 8.00% 5/15/14		5,067,000	5,155,673
	CF Industries 7.125% 5/1/20		6,726,000	7,844,198
#	CODELCO 144A 3.75% 11/4/20		5,437,000	5,486,906
	Compass Minerals International 8.00% 6/1/19		3,575,000	3,843,125
	Dow Chemical
	*4.25% 11/15/20		13,741,000	14,183,350
	8.55% 5/15/19		35,451,000	46,121,325

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Basic Industry (continued)
#	FMG Resources August 2006 144A
	7.00% 11/1/15	USD	5,046,000	$5,071,230
	Georgia-Pacific
	8.00% 1/15/24		16,926,000	22,345,298
	#144A 5.40% 11/1/20		9,250,000	10,331,279
	#144A 8.25% 5/1/16		1,890,000	2,096,448
	Headwaters 7.625% 4/1/19		6,763,000	5,917,625
	Hexion U.S. Finance 8.875% 2/1/18		8,589,000	8,524,583
	International Paper 9.375% 5/15/19		12,377,000	15,893,863
#	International Wire Group Holdings 144A
	9.75% 4/15/15		82,000	84,050
#	Kinross Gold 144A 5.125% 9/1/21		10,195,000	9,869,117
	Lyondell Chemical
	8.00% 11/1/17		3,005,000	3,395,650
	11.00% 5/1/18		6,000	6,713
#	MacDermid 144A 9.50% 4/15/17		4,088,000	3,904,040
	Mohawk Industries 6.875% 1/15/16		2,349,000	2,472,323
*	Momentive Performance Materials
	11.50% 12/1/16		6,491,000	5,484,895
	Mosaic
	3.75% 11/15/21		13,025,000	13,353,660
	4.875% 11/15/41		5,360,000	5,504,613
#	Murray Energy 144A 10.25% 10/15/15		4,660,000	4,590,100
#	Nalco 144A 6.625% 1/15/19		5,237,000	5,865,440
	Norcraft Finance 10.50% 12/15/15		6,523,000	6,327,310
#	Nortek 144A 8.50% 4/15/21		6,440,000	5,747,700
	Novelis 8.75% 12/15/20		11,155,000	12,214,725
*	Ply Gem Industries 13.125% 7/15/14		7,480,000	7,517,400
=@	Port Townsend 12.431% 8/27/12		590,011	268,455
	Ryerson
	•7.629% 11/1/14		1,560,000	1,443,000
	12.00% 11/1/15		5,346,000	5,479,650
	Smurfit Kappa Funding 7.75% 4/1/15		4,016,000	4,036,080
	Steel Dynamics
	6.75% 4/1/15		2,595,000	2,653,388
	7.75% 4/15/16		5,975,000	6,318,563
	Teck Resources 9.75% 5/15/14		6,268,000	7,470,315
				344,223,453

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Brokerage – 0.48%
	Jefferies Group
	6.25% 1/15/36	USD	7,998,000	$6,899,379
	6.45% 6/8/27		15,055,000	14,199,093
	Lazard Group 6.85% 6/15/17		16,889,000	18,208,757
				39,307,229
Capital Goods – 1.01%
	Anixter 10.00% 3/15/14		2,102,000	2,370,005
*	Berry Plastics 9.75% 1/15/21		4,880,000	4,904,400
	Case New Holland 7.75% 9/1/13		4,069,000	4,353,830
#	DAE Aviation Holdings 144A 11.25% 8/1/15		90,000	94,950
#	Meccanica Holdings USA 144A 6.25% 7/15/19		19,170,000	18,268,109
#	Plastipak Holdings 144A 10.625% 8/15/19		3,668,000	3,998,120
	Pregis 12.375% 10/15/13		5,360,000	4,904,400
*	RBS Global/Rexnord 11.75% 8/1/16		4,029,000	4,270,740
	Republic Services
	*4.75% 5/15/23		6,180,000	6,784,639
	5.70% 5/15/41		450,000	529,022
#	Reynolds Group Issuer 144A 9.00% 4/15/19		13,490,000	13,085,300
	TriMas 9.75% 12/15/17		3,500,000	3,762,500
#	Votorantim Cimentos 144A 7.25% 4/5/41		15,380,000	15,283,875
				82,609,890
Communications – 6.37%
	Affinion Group 7.875% 12/15/18		6,058,000	5,346,185
	America Movil SAB 5.00% 3/30/20		11,125,000	12,498,070
	American Tower 5.90% 11/1/21		14,380,000	15,923,793
#	Brasil Telecom 144A 9.75% 9/15/16	BRL	40,266,000	23,096,907
	Cablevision Systems
	*8.00% 4/15/20	USD	122,000	129,320
	8.625% 9/15/17		335,000	365,150
	CCO Holdings 8.125% 4/30/20		57,000	61,988
	CenturyLink 6.45% 6/15/21		12,755,000	12,799,132
#	Charter Communications Operating 144A
	10.875% 9/15/14		6,474,000	7,008,105
*	Citizens Communications 6.25% 1/15/13		1,495,000	1,536,113
	Clear Channel Communications 9.00% 3/1/21		2,783,000	2,490,785
#	Clearwire Communications 144A
	12.00% 12/1/15		3,359,000	2,888,740
	*12.00% 12/1/15		11,399,000	9,803,140

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Communications (continued)
*#	Columbus International 144A 11.50% 11/20/14	USD	7,905,000	$8,260,725
	Cricket Communications
	7.75% 5/15/16		882,000	919,485
	*7.75% 10/15/20		9,844,000	8,441,230
	Crown Castle International 9.00% 1/15/15		1,893,000	2,072,835
#	Crown Castle Towers 144A 4.883% 8/15/20		53,140,000	54,419,185
	CSC Holdings
	6.75% 4/15/12		127,000	129,223
	8.50% 6/15/15		26,000	28,340
#	Digicel 144A 8.25% 9/1/17		2,277,000	2,345,310
#	Digicel Group 144A
	8.875% 1/15/15		2,865,000	2,915,138
	9.125% 1/15/15		1,038,000	1,056,165
	DirecTV Holdings
	4.60% 2/15/21		425,000	452,736
	5.00% 3/1/21		14,020,000	15,376,407
	DISH DBS
	6.75% 6/1/21		1,171,000	1,214,913
	7.125% 2/1/16		415,000	443,013
	7.875% 9/1/19		6,165,000	6,796,913
*	Entravision Communications 8.75% 8/1/17		2,400,000	2,394,000
	France Telecom 4.125% 9/14/21		6,620,000	6,833,905
	Global Crossing 12.00% 9/15/15		5,434,000	6,262,685
	Intelsat Bermuda 11.25% 2/4/17		7,322,000	7,285,390
	Intelsat Bermuda PIK
	11.50% 2/4/17		35,287	35,375
	#144A 11.50% 2/4/17		1,975,000	1,979,938
	Intelsat Jackson Holdings
	11.25% 6/15/16		2,939,000	3,107,993
	#144A 7.25% 10/15/20		3,558,000	3,575,790
	Lamar Media 6.625% 8/15/15		4,549,000	4,594,490
*	Level 3 Financing
	9.25% 11/1/14		1,116,000	1,145,295
	10.00% 2/1/18		4,041,000	4,303,665
	MDC Partners 11.00% 11/1/16		111,000	120,713
	MetroPCS Wireless 6.625% 11/15/20		2,785,000	2,624,863
	Nexstar Broadcasting 8.875% 4/15/17		106,000	108,120

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Communications (continued)
	Nielsen Finance
	11.50% 5/1/16	USD	1,928,000	$2,222,020
	*11.625% 2/1/14		1,453,000	1,678,215
	NII Capital
	8.875% 12/15/19		1,557,000	1,642,635
	10.00% 8/15/16		6,000,000	6,780,000
#	ONO Finance II 144A 10.875% 7/15/19		1,860,000	1,683,300
	PAETEC Holding 8.875% 6/30/17		3,792,000	4,114,320
	Qwest
	6.75% 12/1/21		7,955,000	8,472,075
	8.375% 5/1/16		26,592,000	30,514,319
	Qwest Communications International
	7.50% 2/15/14		3,000	3,038
#	Sinclair Television Group 144A
	9.25% 11/1/17		3,380,000	3,701,100
#	Sirius XM Radio 144A 8.75% 4/1/15		4,500,000	5,006,250
	Sprint Capital 8.75% 3/15/32		5,721,000	4,777,035
	Sprint Nextel
	6.00% 12/1/16		2,915,000	2,550,625
	8.375% 8/15/17		3,110,000	2,876,750
	Telecom Italia Capital 5.25% 10/1/15		6,095,000	5,940,480
	Telefonica Emisiones 6.421% 6/20/16		23,950,000	25,661,131
	Telesat Canada
	11.00% 11/1/15		10,548,000	11,523,690
	12.50% 11/1/17		1,753,000	1,965,551
	Time Warner Cable
	5.50% 9/1/41		2,005,000	2,164,021
	8.25% 4/1/19		14,091,000	17,971,224
#	UPC Holding 144A 9.875% 4/15/18		2,204,000	2,407,870
#	UPCB Finance III 144A 6.625% 7/1/20		9,469,000	9,469,000
	Verizon Communications 3.50% 11/1/21		12,465,000	12,601,554
	Videotron Ltee
	6.375% 12/15/15		552,000	564,420
	9.125% 4/15/18		2,093,000	2,312,765
#	VimpelCom 144A
	•4.365% 6/29/14		5,980,000	5,872,378
	7.504% 3/1/22		6,389,000	6,005,660

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Communications (continued)
	Virgin Media Finance 8.375% 10/15/19	USD	3,394,000	$3,792,795
	Virgin Media Secured Finance
	5.25% 1/15/21		1,010,000	1,090,173
	6.50% 1/15/18		35,088,000	37,982,759
#	Vivendi 144A 6.625% 4/4/18		30,093,000	34,709,115
	West 7.875% 1/15/19		1,985,000	2,024,700
#	Wind Acquisition Finance 144A
	11.75% 7/15/17		8,461,000	8,418,695
	Windstream
	7.875% 11/1/17		1,811,000	1,964,935
	8.125% 8/1/13		1,918,000	2,061,850
#	XM Satellite Radio 144A 13.00% 8/1/13		4,424,000	5,054,420
				520,772,136
Consumer Cyclical – 1.90%
*	CKE Restaurants 11.375% 7/15/18		4,893,000	5,284,440
	CVS Caremark 5.75% 5/15/41		17,775,000	20,625,186
	Darden Restaurants 4.50% 10/15/21		5,130,000	5,296,130
	Dave & Buster’s 11.00% 6/1/18		1,514,000	1,597,270
#	Delphi 144A 6.125% 5/15/21		6,275,000	6,431,875
	Express 8.75% 3/1/18		4,000	4,310
#	FUEL Trust 144A 3.984% 6/15/16		6,710,000	6,642,343
*	Hanesbrands 6.375% 12/15/20		8,856,000	8,988,840
	Historic TW 6.875% 6/15/18		18,964,000	22,640,038
	Host Hotels & Resorts
	6.00% 11/1/20		5,090,000	5,268,150
	*#144A 5.875% 6/15/19		3,250,000	3,306,875
*	Ingles Markets 8.875% 5/15/17		3,484,000	3,754,010
*	Levi Strauss 7.625% 5/15/20		1,380,000	1,417,950
*	Macy’s Retail Holdings 5.90% 12/1/16		11,621,000	13,002,446
*	Marina District Finance 9.875% 8/15/18		2,105,000	2,089,213
*	New Albertsons 7.25% 5/1/13		1,110,000	1,154,400
*	OSI Restaurant Partners 10.00% 6/15/15		3,756,000	3,887,460
	Quiksilver 6.875% 4/15/15		8,695,000	8,238,513
	Sally Holdings 10.50% 11/15/16		4,718,000	4,995,183
#	Sealy Mattress 144A 10.875% 4/15/16		1,136,000	1,252,440
	Time Warner
	4.70% 1/15/21		250,000	270,548
	5.375% 10/15/41		5,655,000	5,986,004

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
	Tops Holding 10.125% 10/15/15	USD	2,209,000	$2,264,225
	Wyndham Worldwide
	5.625% 3/1/21		6,755,000	6,939,391
	*5.75% 2/1/18		8,002,000	8,407,317
*	Yankee Acquisition
	8.50% 2/15/15		815,000	835,375
	9.75% 2/15/17		5,091,000	4,989,180
				155,569,112
Consumer Non-Cyclical – 4.25%
*	Amgen 3.45% 10/1/20		15,059,000	15,632,989
#	Armored Autogroup 144A 9.25% 11/1/18		2,105,000	1,883,975
	Bio-Rad Laboratories
	4.875% 12/15/20		2,110,000	2,207,121
	8.00% 9/15/16		2,021,000	2,212,995
#	Blue Merger Sub 144A 7.625% 2/15/19		7,038,000	6,721,290
	CareFusion 6.375% 8/1/19		35,940,000	42,466,130
	Celgene
	2.45% 10/15/15		4,630,000	4,679,671
	3.95% 10/15/20		15,400,000	15,573,620
	Coca-Cola Enterprises
	3.50% 9/15/20		11,275,000	11,577,925
	*4.50% 9/1/21		7,745,000	8,553,586
	Covidien International Finance 4.20% 6/15/20		33,250,000	36,470,728
#	Dole Food 144A 8.00% 10/1/16		3,055,000	3,238,300
	Express Scripts 3.125% 5/15/16		1,620,000	1,658,580
	Hospira 6.40% 5/15/15		22,001,000	24,518,178
	Jarden
	6.125% 11/15/22		2,120,000	2,173,000
	7.50% 1/15/20		2,285,000	2,456,375
	Medco Health Solutions
	4.125% 9/15/20		7,215,000	7,308,398
	7.125% 3/15/18		18,182,000	21,684,544
	NBTY 9.00% 10/1/18		7,000,000	7,551,250
#	Penrod-Richard 144A 4.45% 1/15/22		18,275,000	18,850,827
	Quest Diagnostics
	4.70% 4/1/21		15,330,000	16,437,700
	4.75% 1/30/20		2,035,000	2,192,983

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
	Sara Lee 4.10% 9/15/20	USD	8,498,000	$8,560,579
#	Scotts Miracle-Gro 144A 6.625% 12/15/20		3,478,000	3,608,425
	Smithfield Foods 10.00% 7/15/14		1,084,000	1,265,570
	Smucker (J.M.) 3.50% 10/15/21		14,860,000	15,097,567
	Tyson Foods 10.50% 3/1/14		2,985,000	3,477,525
#	Viskase 144A 9.875% 1/15/18		6,339,000	6,497,475
#	Woolworths 144A
	3.15% 4/12/16		4,045,000	4,209,340
	4.55% 4/12/21		22,850,000	25,053,334
*	Yale University 2.90% 10/15/14		4,905,000	5,212,862
	Zimmer Holdings 4.625% 11/30/19		17,036,000	18,751,116
				347,783,958
Electric – 2.90%
	Ameren Illinois 9.75% 11/15/18		17,440,000	23,155,785
#	American Transmission Systems 144A
	5.25% 1/15/22		20,485,000	21,902,274
	Carolina Power & Light 3.00% 9/15/21		5,885,000	5,960,340
	CenterPoint Energy 5.95% 2/1/17		11,365,000	12,812,571
#	Centrais Eletricas Brasileiras 144A
	5.75% 10/27/21		16,253,000	16,984,385
	CMS Energy
	4.25% 9/30/15		6,995,000	7,115,188
	6.25% 2/1/20		8,285,000	8,860,037
	Commonwealth Edison
	3.40% 9/1/21		8,750,000	8,948,336
	4.00% 8/1/20		3,324,000	3,564,651
	5.80% 3/15/18		3,696,000	4,350,137
	Duke Energy Carolinas 3.90% 6/15/21		1,710,000	1,870,586
	Duquense Light Holdings 5.50% 8/15/15		3,168,000	3,272,953
	Florida Power
	3.10% 8/15/21		6,920,000	7,066,628
	5.65% 6/15/18		2,785,000	3,307,516
#	Ipalco Enterprises 144A 5.00% 5/1/18		5,745,000	5,845,538
	Jersey Central Power & Light 5.625% 5/1/16		3,240,000	3,692,301
	LG&E & KU Energy
	3.75% 11/15/20		7,727,000	7,668,429
	#144A 4.375% 10/1/21		13,130,000	13,421,184

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Electric (continued)
*	Pennsylvania Electric 5.20% 4/1/20	USD	9,953,000	$11,023,356
	PPL Electric Utilities 3.00% 9/15/21		6,650,000	6,593,555
	Public Service Oklahoma 5.15% 12/1/19		14,625,000	16,201,283
	Puget Energy 6.00% 9/1/21		4,660,000	4,825,738
	Southern California Edison 5.50% 8/15/18		14,525,000	17,177,991
*	Wisconsin Electric Power 2.95% 9/15/21		1,885,000	1,909,188
•	Wisconsin Energy 6.25% 5/15/67		20,160,000	19,981,423
				237,511,373
Energy – 4.16%
	American Petroleum Tankers Parent
	10.25% 5/1/15		175,000	180,688
	AmeriGas Partners 6.50% 5/20/21		3,075,000	3,059,625
	Antero Resources Finance 9.375% 12/1/17		2,410,000	2,675,100
*	Berry Petroleum 10.25% 6/1/14		4,066,000	4,625,075
#	BG Energy Capital 144A 4.00% 10/15/21		27,965,000	28,892,962
	BP Capital Markets 3.561% 11/1/21		5,745,000	5,837,449
	Chesapeake Energy
	6.125% 2/15/21		455,000	478,888
	6.625% 8/15/20		376,000	409,370
	6.875% 11/15/20		355,000	391,388
	7.25% 12/15/18		1,760,000	1,966,800
	9.50% 2/15/15		3,774,000	4,340,100
*	Complete Production Services 8.00% 12/15/16		5,716,000	5,973,220
	Comstock Resources 7.75% 4/1/19		1,357,000	1,336,645
	Copano Energy 7.75% 6/1/18		3,453,000	3,625,650
	Crosstex Energy 8.875% 2/15/18		93,000	99,045
*	Ecopetrol 7.625% 7/23/19		13,942,000	16,772,226
#	ENI 144A 4.15% 10/1/20		17,210,000	17,314,086
	Forest Oil 7.25% 6/15/19		3,837,000	3,952,110
#	Helix Energy Solutions Group 144A
	9.50% 1/15/16		7,208,000	7,604,440
*#	Hercules Offshore 144A 10.50% 10/15/17		6,160,000	6,190,800
#	Hilcorp Energy I 144A
	7.625% 4/15/21		2,600,000	2,756,000
	7.75% 11/1/15		2,360,000	2,421,124
	8.00% 2/15/20		111,000	119,880
	Holly 9.875% 6/15/17		4,221,000	4,643,100

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Energy (continued)
	Inergy Finance 6.875% 8/1/21	USD	2,350,000	$2,308,875
#	IPIC GMTN 144A 5.50% 3/1/22		7,350,000	7,320,600
	Linn Energy
	8.625% 4/15/20		2,636,000	2,919,370
	#144A 6.50% 5/15/19		1,085,000	1,095,850
*#	NFR Energy 144A 9.75% 2/15/17		3,730,000	3,319,700
	Noble Energy 8.25% 3/1/19		15,777,000	20,786,275
	Pemex Project Funding Master Trust
	6.625% 6/15/35		6,850,000	7,535,000
	Petrobras International Finance
	3.875% 1/27/16		2,703,000	2,793,013
	5.375% 1/27/21		12,965,000	13,767,922
	5.75% 1/20/20		8,873,000	9,617,959
	5.875% 3/1/18		1,180,000	1,274,400
	Petrohawk Energy 7.25% 8/15/18		6,898,000	7,932,700
	Petroleum Development 12.00% 2/15/18		3,935,000	4,289,150
	Pioneer Drilling 9.875% 3/15/18		53,000	55,385
	Pride International 6.875% 8/15/20		38,285,000	46,271,863
	Quicksilver Resources 7.125% 4/1/16		3,134,000	3,122,248
	Range Resources
	5.75% 6/1/21		1,840,000	1,978,000
	8.00% 5/15/19		5,208,000	5,832,960
#	Ras Laffan Liquefied Natural Gas III 144A
	5.832% 9/30/16		996,903	1,076,655
	SandRidge Energy
	8.75% 1/15/20		5,000	5,188
	*#144A 9.875% 5/15/16		7,609,000	8,103,585
*	Transocean 6.50% 11/15/20		15,475,000	17,288,469
	Weatherford International 9.625% 3/1/19		10,546,000	13,771,399
	Williams
	7.75% 6/15/31		4,130,000	5,175,167
	8.75% 3/15/32		4,591,000	6,267,785
#	Woodside Finance 144A
	8.125% 3/1/14		4,095,000	4,663,316
	8.75% 3/1/19		12,441,000	16,087,868
				340,326,473

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Finance Companies – 1.56%
#	CDP Financial 144A
	4.40% 11/25/19	USD	20,171,000	$21,953,310
	5.60% 11/25/39		3,130,000	3,815,132
	E Trade Financial PIK 12.50% 11/30/17		7,406,000	8,572,445
	General Electric Capital
	4.65% 10/17/21		9,425,000	9,728,259
	5.30% 2/11/21		10,875,000	11,595,153
	6.00% 8/7/19		38,621,000	43,949,152
*•#	ILFC E-Capital Trust II 144A 6.25% 12/21/65		2,787,000	2,034,510
	International Lease Finance
	*6.25% 5/15/19		3,232,000	3,046,803
	6.625% 11/15/13		170,000	171,275
	*8.25% 12/15/20		3,395,000	3,522,313
	*8.75% 3/15/17		6,429,000	6,792,239
	John Deere Capital 3.15% 10/15/21		6,000,000	6,160,152
	Nuveen Investments
	10.50% 11/15/15		2,757,000	2,770,785
	#144A 10.50% 11/15/15		3,588,000	3,570,060
				127,681,588
Healthcare – 0.98%
	Accellent
	8.375% 2/1/17		2,760,000	2,829,000
	10.00% 11/1/17		50,000	45,250
#	AMGH Merger Sub 144A 9.25% 11/1/18		4,305,000	4,498,725
	Biomet 11.625% 10/15/17		3,292,000	3,604,740
	Biomet PIK 10.375% 10/15/17		2,823,000	3,062,955
	Boston Scientific 6.00% 1/15/20		7,790,000	8,713,551
	Community Health Systems 8.875% 7/15/15		3,440,000	3,530,300
	DENTSPLY International 4.125% 8/15/21		16,705,000	17,325,357
	HCA 7.50% 2/15/22		6,330,000	6,472,425
#	HCA Holdings 144A 7.75% 5/15/21		7,174,000	7,209,870
#	Multiplan 144A 9.875% 9/1/18		5,304,000	5,489,640
#	Mylan 144A 6.00% 11/15/18		5,615,000	5,923,825
	Radiation Therapy Services 9.875% 4/15/17		111,000	92,963
	Radnet Management 10.375% 4/1/18		2,510,000	2,271,550
	Thermo Fisher Scientific 3.60% 8/15/21		8,535,000	8,855,933
				79,926,084

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Insurance – 1.80%
	American International Group
	4.875% 9/15/16	USD	1,300,000	$1,271,855
	•8.175% 5/15/58		1,576,000	1,526,750
	8.25% 8/15/18		15,625,000	17,627,906
•	Chubb 6.375% 3/29/67		13,273,000	13,405,730
	Coventry Health Care 5.45% 6/15/21		19,270,000	21,158,576
#	Highmark 144A
	4.75% 5/15/21		10,300,000	10,425,907
	6.125% 5/15/41		2,145,000	2,275,731
*•#	ILFC E-Capital Trust I 144A 4.77% 12/21/65		6,865,000	4,725,729
•	ING Groep 5.775% 12/29/49		6,320,000	5,040,200
•#	Liberty Mutual Group 144A 7.00% 3/15/37		3,575,000	3,146,000
	MetLife
	6.40% 12/15/36		35,000	34,557
	6.817% 8/15/18		10,550,000	12,589,832
#	MetLife Capital Trust X 144A 9.25% 4/8/38		11,710,000	13,759,250
	Prudential Financial
	3.875% 1/14/15		4,320,000	4,518,258
	*4.50% 11/15/20		6,950,000	7,184,542
	6.00% 12/1/17		7,845,000	8,986,353
=w‡@#	Twin Reefs Pass Through Trust 144A
	4.058% 12/31/49		1,900,000	0
•	XL Capital 6.50% 12/29/49		5,104,000	4,338,400
•#	ZFS Finance USA Trust II 144A 6.45% 12/15/65		12,255,000	11,887,350
•#	ZFS Finance USA Trust IV 144A 5.875% 5/9/32		3,420,000	3,351,600
				147,254,526
Natural Gas – 2.12%
	Electric Paso Pipeline Partners Operating
	6.50% 4/1/20		8,275,000	9,204,630
*•	Enbridge Energy Partners 8.05% 10/1/37		18,785,000	19,581,935
	Energy Transfer Partners 9.70% 3/15/19		19,484,000	24,116,789
	Enterprise Products Operating
	5.95% 2/1/41		2,250,000	2,577,958
	•7.034% 1/15/68		26,630,000	27,463,146
	•8.375% 8/1/66		1,492,000	1,545,721
	9.75% 1/31/14		3,046,000	3,560,281
	Kinder Morgan Energy Partners 9.00% 2/1/19		16,492,000	21,176,289

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Natural Gas (continued)
	Plains All American Pipeline 8.75% 5/1/19	USD	14,204,000	$18,217,070
	Sempra Energy 6.15% 6/15/18		13,411,000	15,796,535
•	TransCanada Pipelines 6.35% 5/15/67		29,305,000	29,901,444
				173,141,798
Real Estate – 1.38%
	Brandywine Operating Partnership
	4.95% 4/15/18		10,955,000	10,639,858
	Developers Diversified Realty
	4.75% 4/15/18		7,770,000	7,321,966
	7.50% 4/1/17		5,330,000	5,774,826
	7.875% 9/1/20		9,374,000	10,162,728
	9.625% 3/15/16		3,656,000	4,228,584
	Digital Realty Trust
	5.25% 3/15/21		12,383,000	12,113,608
	*5.875% 2/1/20		7,425,000	7,681,422
	Health Care REIT 5.25% 1/15/22		14,790,000	14,168,924
	Host Marriott 6.375% 3/15/15		4,535,000	4,637,038
#	Qatari Diar Finance 144A 5.00% 7/21/20		7,392,000	7,955,640
	Regency Centers
	*4.80% 4/15/21		9,255,000	9,538,499
	5.875% 6/15/17		2,168,000	2,383,725
*	Ventas Realty 6.50% 6/1/16		1,854,000	1,936,785
#	WEA Finance 144A 4.625% 5/10/21		14,750,000	14,632,235
				113,175,838
Services – 1.64%
#	Ameristar Casinos 144A 7.50% 4/15/21		5,330,000	5,489,900
#	Ashtead Capital 144A 9.00% 8/15/16		3,721,000	3,888,445
	Beazer Homes USA
	9.125% 6/15/18		2,000	1,440
	9.125% 5/15/19		3,133,000	2,240,095
	Casella Waste Systems 11.00% 7/15/14		2,199,000	2,385,915
	Clean Harbors 7.625% 8/15/16		802,000	852,125
	Corrections Corporation of America
	7.75% 6/1/17		6,151,000	6,689,213
*#	Delta Air Lines 144A 12.25% 3/15/15		101,000	109,585
#	Equinox Holdings 144A 9.50% 2/1/16		1,146,000	1,163,190

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Services (continued)
	FTI Consulting
	6.75% 10/1/20	USD	3,645,000	$3,699,675
	7.75% 10/1/16		1,035,000	1,084,163
*	Geo Group 6.625% 2/15/21		4,067,000	4,067,000
	Harrah’s Operating 11.25% 6/1/17		2,161,000	2,323,075
	Iron Mountain
	7.75% 10/1/19		1,475,000	1,537,688
	8.00% 6/15/20		2,163,000	2,260,335
	Kansas City Southern de Mexico 8.00% 2/1/18		1,533,000	1,716,960
	Kansas City Southern Railway 13.00% 12/15/13		5,000	5,719
	M/I Homes 8.625% 11/15/18		4,285,000	3,877,925
	MGM Resorts International
	10.375% 5/15/14		175,000	196,000
	11.375% 3/1/18		12,709,000	13,884,582
	13.00% 11/15/13		3,503,000	4,054,723
	Mobile Mini 6.875% 5/1/15		2,249,000	2,260,245
	PHH 9.25% 3/1/16		12,564,000	13,003,739
	Pinnacle Entertainment
	8.625% 8/1/17		464,000	497,640
	*8.75% 5/15/20		7,909,000	8,027,634
	Royal Caribbean Cruises 7.00% 6/15/13		4,605,000	4,846,763
	RSC Equipment Rental 10.25% 11/15/19		6,011,000	6,612,100
	Ryland Group 8.40% 5/15/17		4,675,000	4,651,625
#	ServiceMaster PIK 144A 10.75% 7/15/15		4,504,000	4,633,490
	Standard Pacific 10.75% 9/15/16		4,573,000	4,755,920
#	United Air Lines 144A 12.00% 11/1/13		5,406,000	5,716,845
	Waste Management 2.60% 9/1/16		12,785,000	12,997,217
	Western Union 3.65% 8/22/18		3,500,000	3,485,255
	Wynn Las Vegas 7.75% 8/15/20		1,030,000	1,138,150
				134,154,376
Technology – 1.98%
*	Amkor Technology 7.375% 5/1/18		2,365,000	2,400,475
	Aspect Software 10.625% 5/15/17		48,000	48,720
	Avaya
	9.75% 11/1/15		4,930,000	4,387,700
	#144A 7.00% 4/1/19		8,316,000	8,024,940
	Avaya PIK 10.125% 11/1/15		1,755,000	1,566,338
	CDW 12.535% 10/12/17		2,367,000	2,284,155

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Technology (continued)
*	Fidelity National Information Services
	7.875% 7/15/20	USD	1,350,000	$1,481,625
*	First Data
	9.875% 9/24/15		9,206,000	8,883,790
	11.25% 3/31/16		3,068,000	2,745,860
*	GXS Worldwide 9.75% 6/15/15		11,659,000	10,901,165
	Hewlett-Packard
	4.30% 6/1/21		8,885,000	9,274,945
	4.375% 9/15/21		14,435,000	15,172,859
	Jabil Circuit 7.75% 7/15/16		1,152,000	1,290,240
	MagnaChip Semiconductor 10.50% 4/15/18		81,000	83,228
	National Semiconductor 6.60% 6/15/17		24,882,000	30,290,699
*	NXP 9.50% 10/15/15		6,266,000	6,579,300
	PerkinElmer 5.00% 11/15/21		6,970,000	7,187,659
#	Seagate HDD Cayman 144A 7.75% 12/15/18		500,000	525,000
#	Seagate Technology International 144A
	10.00% 5/1/14		9,215,000	10,528,138
	Symantec 4.20% 9/15/20		9,630,000	9,665,015
#	Telcordia Technologies 144A 11.00% 5/1/18		5,556,000	6,945,000
#	Unisys 144A 12.75% 10/15/14		1,719,000	1,938,173
	Xerox
	*4.50% 5/15/21		13,190,000	13,761,483
	6.35% 5/15/18		5,188,000	5,930,833
				161,897,340
Transportation – 1.18%
#	Brambles USA 144A
	3.95% 4/1/15		20,145,000	21,015,445
	5.35% 4/1/20		7,310,000	7,899,683
	Burlington Northern Santa Fe
	3.45% 9/15/21		2,390,000	2,439,060
	5.65% 5/1/17		2,095,000	2,412,663
	CSX
	4.25% 6/1/21		7,889,000	8,466,435
	4.75% 5/30/42		4,390,000	4,508,030
	5.50% 4/15/41		4,015,000	4,590,345
#	ERAC USA Finance 144A 5.25% 10/1/20		30,240,000	32,695,669
	Ryder System 3.50% 6/1/17		12,305,000	12,724,207
				96,751,537

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Utilities – 0.56%
	AES 8.00% 6/1/20	USD	2,420,000	$2,686,200
#	Calpine 144A 7.875% 7/31/20		4,180,000	4,503,950
	Elwood Energy 8.159% 7/5/26		3,314,544	3,132,244
	GenOn Energy 9.875% 10/15/20		2,995,000	3,174,700
	Mirant Americas Generation 8.50% 10/1/21		8,343,000	8,217,855
#	NRG Energy 144A
	7.625% 1/15/18		925,000	941,188
	7.875% 5/15/21		3,595,000	3,648,925
•	PPL Capital Funding 6.70% 3/30/67		1,585,000	1,531,226
*•	Puget Sound Energy 6.974% 6/1/67		18,119,000	18,020,667
				45,856,955
Total Corporate Bonds (cost $3,537,517,176)				3,658,466,190

Municipal Bond – 0.00%
	Oregon State Taxable Pension 5.892% 6/1/27		305,000	353,108
Total Municipal Bond (cost $305,000)				353,108

Non-Agency Asset-Backed Securities – 1.43%
•	Ally Master Owner Trust
	Series 2011-1 A1 1.113% 1/15/16		10,500,000	10,535,028
	Ameriquest Mortgage Securities
	Series 2003-8 AF4 5.82% 10/25/33		65,676	66,789
#	Avis Budget Rental Car Funding AESOP
	Series 2011-2A A 144A 2.37% 11/20/14		5,455,000	5,492,761
•#	Capital Auto Receivables Asset Trust
	Series 2008-CPA A1 144A 1.093% 1/15/13		360,270	360,767
	Capital One Multi-Asset Execution Trust
	•Series 2007-A1 A1 0.293% 11/15/19		1,500,000	1,460,619
	•Series 2007-A4 A4 0.273% 3/16/15		400,000	399,729
	Series 2007-A7 A7 5.75% 7/15/20		27,750,000	32,604,594
•	Chase Issuance Trust
	Series 2009-A2 A2 1.793% 4/15/14		260,000	261,807
#	CIT Equipment Collateral 144A
	Series 2009-VT1 A3 3.07% 8/15/16		771,495	772,723
	Series 2010-VT1A A3 2.41% 5/15/13		4,296,830	4,310,447
	Citibank Credit Card Issuance Trust
	Series 2007-A3 A3 6.15% 6/15/39		3,938,000	5,223,056

		Principal amount°		Value (U.S. $)
Non-Agency Asset-Backed Securities (continued)
	Citicorp Residential Mortgage Securities
	Series 2006-3 A4 5.703% 11/25/36	USD	6,218,879	$6,006,784
	Series 2006-3 A5 5.948% 11/25/36		5,800,000	4,329,874
	Citifinancial Mortgage Securities
	Series 2003-2 AF4 4.598% 5/25/33		253,832	222,972
•#	CNH Wholesale Master Note Trust
	Series 2011-1A A 144A 1.043% 12/15/15		11,750,000	11,763,461
@	Contimortgage Home Equity Trust
	Series 1996-4 A8 7.22% 1/15/28		7,778	6,813
	Countrywide Asset-Backed Certificates
	•Series 2005-7 AF3 4.454% 10/25/35		15,033	14,808
	@Series 2006-13 1AF3 5.944% 1/25/37		28,638	17,373
	Discover Card Master Trust
	Series 2007-A1 A1 5.65% 3/16/20		1,980,000	2,350,120
#	Ford Auto Securitization Trust
	Series 2011-R1A A3 144A 3.02% 2/15/16	CAD	5,165,000	5,277,603
	Harley-Davidson Motorcycle Trust
	Series 2008-1 A4 4.90% 12/15/13	USD	3,076,140	3,122,522
	Series 2009-4 A3 1.87% 2/15/14		1,650,641	1,655,865
•	MBNA Credit Card Master Note Trust
	Series 2002-C3 C3 1.593% 10/15/14		7,185,000	7,202,642
•	Merrill Auto Trust Securitization
	Series 2007-1 A4 0.303% 12/15/13		515,368	515,296
	Mid-State Trust Series 11 A1 4.864% 7/15/38		344,167	345,188
•	Residential Asset Securities
	Series 2006-EMX1 A2 0.475% 1/25/36		3,760,830	3,315,341
	Series 2006-KS3 AI3 0.415% 4/25/36		69,137	61,877
=#	Sail NIM Notes Series 2003-10A A 144A
	7.50% 10/27/33		12,766	0
#	Sonic Capital Series 2011-1A A2 144A
	5.438% 5/20/41		9,573,813	9,741,354
Total Non-Agency Asset-Backed Securities
	(cost $115,889,236)			117,438,213

Non-Agency Collateralized Mortgage Obligations – 0.75%
	American Home Mortgage Investment Trust
	Series 2005-2 5A1 5.064% 9/25/35		1,394,261	1,259,703
•	ARM Trust Series 2005-10 3A11
	5.231% 1/25/36		3,021,675	2,480,804

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
	Bank of America Alternative Loan Trust
	Series 2004-11 1CB1 6.00% 12/25/34	USD	788,223	$764,285
	Series 2005-1 2A1 5.50% 2/25/20		562,981	531,878
	Series 2005-3 2A1 5.50% 4/25/20		465,216	471,115
	Series 2005-6 7A1 5.50% 7/25/20		1,672,386	1,559,106
	Series 2005-9 5A1 5.50% 10/25/20		1,986,660	1,840,803
	Bank of America Funding Securities
	Series 2006-5 2A10 5.75% 9/25/36		3,145,075	3,103,186
	•@Series 2006-H 1A2 2.70% 9/20/46		6,563	307
•	Bank of America Mortgage Securities
	Series 2003-D 1A2 2.747% 5/25/33		755	468
	Series 2003-E 2A2 2.883% 6/25/33		173,228	157,728
	Series 2004-D 1A1 2.748% 5/25/34		4,276	3,513
	Series 2005-I 2A2 2.732% 10/25/35		30,681	5,597
	Chase Mortgage Finance
	Series 2003-S8 A2 5.00% 9/25/18		326,474	338,263
	•Series 2005-A1 3A1 5.188% 12/25/35		1,155,656	1,003,313
•	Chaseflex Trust Series 2006-1 A4
	6.23% 6/25/36		6,119,000	4,011,947
	Citicorp Mortgage Securities
	Series 2006-3 1A9 5.75% 6/25/36		1,057,839	932,811
	Series 2006-4 3A1 5.50% 8/25/21		833,459	833,995
•	Citigroup Mortgage Loan Trust
	Series 2004-UST1 A6 5.093% 8/25/34		1,366,870	1,390,913
	Series 2007-AR8 1A3A 5.662% 8/25/37		4,501,374	3,121,433
	Countrywide Alternative Loan Trust
	Series 2005-57CB 4A3 5.50% 12/25/35		625,055	448,503
	Series 2005-85CB 2A2 5.50% 2/25/36		35,612	24,892
w	Countrywide Home Loan Mortgage
	Pass Through Trust
	•Series 2003-21 A1 2.80% 5/25/33		66,532	62,861
	•Series 2004-HYB2 2A 2.712% 7/20/34		211,103	144,691
	•Series 2004-HYB5 3A1 2.793% 4/20/35		211,237	135,317
	Series 2006-1 A2 6.00% 3/25/36		1,403,142	1,139,998
	•Series 2006-HYB1 3A1 2.77% 3/20/36		2,414,156	1,303,130
	Credit Suisse First Boston Mortgage Securities
	Series 2004-1 3A1 7.00% 2/25/34		94,819	98,234
	First Horizon Asset Securities
	Series 2004-5 2A1 6.25% 8/25/17		71,559	74,110

		Principal amount°		Value (U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
•#	GSMPS Mortgage Loan Trust 144A
	Series 1998-3 A 7.75% 9/19/27	USD	90,665	$96,401
	Series 1999-3 A 8.00% 8/19/29		122,590	122,584
•	GSR Mortgage Loan Trust
	Series 2004-9 4A1 2.772% 8/25/34		184,576	167,047
	Series 2006-AR1 3A1 5.036% 1/25/36		1,047,913	869,945
•	JPMorgan Mortgage Trust
	Series 2005-A2 5A1 4.303% 4/25/35		136,427	135,861
	Series 2005-A8 1A1 5.351% 11/25/35		861,273	752,700
	Series 2005-A8 2A1 2.58% 11/25/35		1,460,020	1,410,846
	Series 2006-A2 3A3 5.608% 4/25/36		2,435,000	1,988,886
	Series 2007-A1 7A4 4.825% 7/25/35		199,356	82,222
	Lehman Mortgage Trust
	Series 2005-2 2A3 5.50% 12/25/35		231,949	229,859
•	MASTR ARM Trust
	Series 2003-6 1A2 2.575% 12/25/33		54,094	48,507
	Series 2004-10 2A2 3.02% 10/25/34		74,871	35,906
	Series 2005-6 7A1 5.377% 6/25/35		1,633,900	1,604,250
	Series 2005-7 2A2 2.409% 9/25/35		24,582	2,431
	Series 2006-2 4A1 4.941% 2/25/36		387,881	344,025
•#	MASTR Specialized Loan Trust
	Series 2005-2 A2 144A 5.006% 7/25/35		596,415	599,578
•	Residential Accredit Loans
	Series 2004-QA6 NB1 3.529% 12/26/34		9,359	6,129
•	Structured ARM Loan Trust
	Series 2006-5 5A4 5.301% 6/25/36		645,777	130,605
w	Washington Mutual Alternative Mortgage
	Pass Through Certificates
	Series 2005-1 5A2 6.00% 3/25/35		492,000	298,133
w	Washington Mutual Mortgage Pass
	Through Certificates
	Series 2003-S10 A2 5.00% 10/25/18		878,696	910,812
	Series 2004-CB3 1A 6.00% 10/25/34		607,877	634,792
	•Series 2006-AR14 2A1 5.417% 11/25/36		7,651,776	5,424,659
	Wells Fargo Mortgage-Backed Securities Trust
	Series 2005-18 1A1 5.50% 1/25/36		1,384,102	1,250,245
	Series 2006-2 3A1 5.75% 3/25/36		5,054,247	4,889,296
	Series 2006-3 A11 5.50% 3/25/36		3,421,672	3,333,533
	Series 2006-4 1A8 5.75% 4/25/36		421,790	417,258

Statement of net assets
Delaware Diversified Income Fund

	Principal amount°		Value (U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
Wells Fargo Mortgage-Backed Securities Trust (continued)
Series 2006-7 2A1 6.00% 6/25/36	USD	570,392	$499,481
•Series 2006-AR5 2A1 2.739% 4/25/36		3,088,784	2,255,168
•Series 2006-AR19 A1 5.445% 12/25/36		3,004,646	2,635,808
Series 2007-8 2A6 6.00% 7/25/37		345,000	301,427
Series 2007-13 A7 6.00% 9/25/37		2,406,300	2,185,512
Series 2007-14 1A1 6.00% 10/25/37		296,535	273,236
Total Non-Agency Collateralized Mortgage
Obligations (cost $63,187,733)			61,180,046

Regional Bonds – 3.10%Δ
Australia – 2.10%
New South Wales Treasury
2.75% 11/20/25	AUD	10,398,000	12,406,950
6.00% 4/1/19	AUD	54,466,000	61,681,306
Queensland Treasury 6.25% 6/14/19	AUD	85,246,000	97,450,885
			171,539,141
Canada – 1.00%
* Province of New Brunswick 2.75% 6/15/18	USD	12,875,000	13,288,571
Province of Ontario
3.00% 7/16/18		24,460,000	25,355,432
4.00% 6/2/21	CAD	37,290,000	39,826,834
Province of Quebec 4.25% 12/1/21	CAD	3,235,000	3,494,539
			81,965,376
Total Regional Bonds (cost $246,207,621)			253,504,517

«Senior Secured Loans – 3.94%
Alliance HealthCare Services 7.25% 6/1/16	USD	5,647,601	5,113,112
Allied Security Holdings Tranche 2L
8.50% 1/21/18		2,715,000	2,650,519
Anchor Glass Container 6.00% 2/3/16		4,210,780	4,188,420
@ API Technologies Tranche B 7.75% 6/1/16		4,362,132	4,198,552
Aspect Software Tranche B 6.25% 5/7/16		2,171,925	2,180,070
ATI Holdings 7.50% 3/12/16		3,127,157	3,015,096
Attachmate 6.50% 11/21/16		5,070,000	4,976,839
Autoparts Holdings
1st Lien 6.50% 7/5/17		2,325,000	2,336,625
2nd Lien 10.50% 7/5/18		1,330,000	1,310,050

	Principal amount°		Value (U.S. $)
«Senior Secured Loans (continued)
Avis Budget Group Tranche B 6.25% 6/13/18	USD	5,255,000	$5,294,413
BNY ConvergEx Group
8.75% 11/29/17		1,695,142	1,700,795
8.75% 12/16/17		4,039,858	4,053,331
Brickman Group Holdings
Tranche B 7.25% 10/14/16		4,566,572	4,570,385
Brock Holdings III
10.00% 2/15/18		3,850,000	3,580,500
Tranche B 6.00% 2/15/17		1,940,250	1,852,939
Burlington Coat Factory Warehouse
Tranche B 6.25% 2/10/17		6,175,813	6,060,016
Caesars Entertainment Operating
Tranche B1 3.418% 1/28/15		7,450,000	6,576,190
Tranche B2 3.241% 1/28/15		2,285,000	2,016,992
Cengage Learning Acquisitions
2.49% 7/3/14		3,765,000	3,271,634
7.50% 7/7/14		4,700,669	4,524,394
Charter Communications Operating
Tranche B 7.25% 3/6/14		427,602	428,992
Chester Downs & Marina 12.375% 12/31/16		4,612,962	4,645,645
Chrysler Group 6.00% 4/28/17		6,441,388	6,071,008
CityCenter Holdings 7.50% 1/10/15		3,992,000	3,989,006
Clear Channel Communication
Tranche A 3.639% 7/30/14		14,259,361	12,619,535
Consolidated Container 5.75% 9/28/14		7,625,000	6,343,047
Delos Aircraft 7.00% 3/17/16		2,682,885	2,710,827
Delta Air Lines Tranche B 5.50% 3/29/17		7,401,450	7,228,774
Dynegy Midwest Generation 1st Lien
9.25% 7/11/16		2,476,000	2,446,820
Dynegy Powers 1st Lien 9.25% 7/11/16		3,714,000	3,721,967
Emdeon Tranche B 6.75% 8/3/18		2,930,000	2,945,676
First Data Tranche B2 2.995% 9/24/14		10,478,469	9,730,464
Frac Tech International
Tranche B 6.25% 4/19/16		7,101,579	7,074,948
GenOn Energy Tranche B 6.00% 6/20/17		7,432,864	7,444,943
Goodman Global Tranche B 5.75% 10/28/16		622,946	623,821
Grifols Tranche B 6.00% 6/4/16		6,598,463	6,630,102
Houghton International
Tranche B 6.75% 1/11/16		4,339,319	4,339,319

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
«Senior Secured Loans (continued)
	IASIS Healthcare Tranche B 5.00% 4/18/18	USD	5,027,368	$4,925,237
	Immucor Tranche B 7.25% 7/2/18		7,550,000	7,608,513
	Intelsat Jackson Holdings
	Tranche B 5.25% 4/3/18		5,241,830	5,221,072
	International Lease Finance 6.75% 3/17/15		2,877,115	2,896,896
	Kinetic Concepts Tranche B 7.00% 1/12/18		6,060,000	6,092,573
	Level 3 Financing
	Tranche B 11.50% 3/13/14		3,423,143	3,574,343
	Tranche B2 5.75% 4/11/18		4,655,000	4,590,994
@	Mediacom Illinois 5.50% 3/31/17		4,707,096	4,661,507
	MGM Resorts International
	Tranche E 7.00% 2/21/14		10,997,797	10,748,642
	Multiplan 4.75% 8/26/17		7,455,593	7,215,150
	Nuveen Investment
	5.863% 5/13/17		5,253,365	5,061,617
	2nd Lien 12.50% 7/9/15		11,655,535	12,107,187
	Tranche B 3.257% 11/13/14		3,825,000	3,712,660
	OSI Restaurant
	2.563% 6/13/14		6,506,182	6,235,069
	2.593% 6/14/13		635,664	609,176
	Pinnacle Foods Finance
	Tranche D 6.00% 4/2/14		1,710,692	1,731,007
	PQ 6.74% 7/30/15		15,190,000	13,610,239
@	Prime Healthcare Services
	Tranche B 7.25% 4/28/15		5,625,472	5,358,262
	Remy International Tranche B 6.25% 12/16/16		3,458,863	3,432,921
	Reynolds Group Holdings 6.50% 7/7/18		10,650,000	10,631,948
	Roundy’s Supermarkets 10.00% 4/16/16		1,870,000	1,851,010
	Sealed Air Tranche B 4.75% 5/31/18		1,127,175	1,138,334
	Sensus USA 2nd Lien 8.50% 4/13/18		6,235,000	6,110,300
	SRAM 8.50% 11/12/18		1,600,000	1,608,000
	Texas Competitive Electric Holdings
	3.76% 10/10/14		10,037,710	7,514,330
	Toys R US Delaware Tranche B 6.00% 9/1/16		6,069,827	5,997,778
	Univision Communications 4.489% 3/29/17		7,577,674	6,911,899
	US TelePacific 5.75% 2/10/17		6,553,741	6,263,738
	Visant 5.25% 12/31/16		2,456,762	2,338,530
Total Senior Secured Loans (cost $322,236,296)				322,224,698

	Principal amount°		Value (U.S. $)
Sovereign Bonds – 12.25%Δ
Austria – 0.16%
Austria Government Bond 3.20% 2/20/17	EUR	9,246,000	$13,464,350
			13,464,350
Brazil – 0.21%
Brazil Government International Bond
8.875% 10/14/19	USD	12,580,000	17,505,070
			17,505,070
Canada – 1.00%
Canadian Government Bond
3.25% 6/1/21	CAD	33,276,000	35,997,718
3.75% 6/1/19	CAD	14,339,000	16,083,855
4.00% 6/1/17	CAD	14,336,000	16,137,394
4.00% 6/1/41	CAD	11,501,000	13,839,473
			82,058,440
Chile – 0.50%
Chile Government International Bond
5.50% 8/5/20	CLP	18,824,000,000	40,677,436
			40,677,436
Colombia – 0.08%
Colombia Government International Bond
7.75% 4/14/21	COP	9,888,000,000	6,246,185
			6,246,185
Finland – 0.19%
Finland Government Bond 3.50% 4/15/21	EUR	10,272,000	15,409,982
			15,409,982
Germany – 0.55%
Deutschland Republic
2.25% 9/4/20	EUR	23,301,000	33,095,760
3.50% 7/4/19	EUR	7,627,000	11,886,903
			44,982,663
Indonesia – 0.77%
Indonesia Treasury Bond
8.25% 7/15/21	IDR	151,795,000,000	19,584,890
10.50% 8/15/30	IDR	40,590,000,000	6,158,547
11.00% 11/15/20	IDR	187,251,000,000	27,932,477

Statement of net assets
Delaware Diversified Income Fund

	Principal amount°		Value (U.S. $)
Sovereign Bonds (continued)
Indonesia (continued)
Republic of Indonesia
4.875% 5/5/21	USD	5,270,000	$5,678,425
7.25% 4/20/15		3,412,000	3,898,210
			63,252,549
Japan – 0.17%
Japan Finance 2.25% 7/13/16		13,690,000	14,093,896
			14,093,896
Lithuania – 0.05%
# Lithuania Government International Bond
144A 6.125% 3/9/21		4,080,000	4,222,800
			4,222,800
Malaysia – 0.07%
Malaysia Government Bond
4.262% 9/15/16	MYR	15,658,000	5,302,846
			5,302,846
Mexico – 1.29%
Mexican Bonos
7.50% 6/3/27	MXN	568,579,100	45,415,704
8.50% 5/31/29	MXN	697,532,400	59,869,897
			105,285,601
New Zealand – 0.08%
New Zealand Government Bond
6.00% 5/15/21	NZD	7,630,000	6,871,212
			6,871,212
Norway – 2.33%
Norway Government Bond
3.75% 5/25/21	NOK	53,444,000	10,432,671
4.25% 5/19/17	NOK	58,455,000	11,541,160
4.50% 5/22/19	NOK	327,172,000	66,480,612
5.00% 5/15/15	NOK	516,619,000	102,059,031
			190,513,474

	Principal amount°		Value (U.S. $)
Sovereign Bonds (continued)
Panama – 0.36%
Panama Government International Bond
6.70% 1/26/36	USD	4,581,000	$5,806,418
*7.125% 1/29/26		5,600,000	7,196,000
7.25% 3/15/15		7,007,000	8,128,120
8.875% 9/30/27		5,330,000	7,888,400
			29,018,938
Peru – 0.34%
Peruvian Government International Bond
7.125% 3/30/19		18,619,000	23,180,655
7.35% 7/21/25		3,502,000	4,587,620
			27,768,275
Philippines – 0.62%
Philippine Government International Bond
6.25% 1/14/36	PHP	1,302,000,000	29,767,381
6.50% 1/20/20	USD	8,241,000	9,827,393
9.50% 10/21/24		2,587,000	3,734,981
9.875% 1/15/19		5,340,000	7,355,850
			50,685,605
Poland – 0.53%
Poland Government Bond 5.25% 10/25/17	PLN	53,279,000	16,771,252
Republic of Poland
5.00% 3/23/22	USD	12,426,000	12,286,208
5.125% 4/21/21		5,701,000	5,829,273
6.375% 7/15/19		7,606,000	8,552,947
			43,439,680
Republic of Korea – 0.14%
Korea Treasury Inflation-Linked Bond
2.75% 6/10/20	KRW	11,132,486,280	11,480,958
			11,480,958
Russia – 0.35%
Russia Eurobond
7.50% 3/31/30	USD	19,660,075	23,346,339
#144A 7.50% 3/31/30		4,491,465	5,333,615
			28,679,954
South Africa – 1.16%
#Eskom Holdings 144A 5.75% 1/26/21		13,410,000	14,281,650

Statement of net assets
Delaware Diversified Income Fund

	Principal amount°		Value (U.S. $)
Sovereign Bonds (continued)
South Africa (continued)
Republic of South Africa
7.25% 1/15/20	ZAR	139,722,000	$16,872,504
8.00% 12/21/18	ZAR	345,171,000	44,510,987
South Africa Government International Bond
5.50% 3/9/20	USD	11,416,000	12,757,380
6.50% 6/2/14		5,639,000	6,251,959
			94,674,480
Sweden – 0.52%
Sweden Government Bond
3.00% 7/12/16	SEK	154,100,000	25,186,750
5.00% 12/1/20	SEK	90,320,000	17,406,645
			42,593,395
Turkey – 0.16%
Turkey Government International Bond
5.625% 3/30/21	USD	12,650,000	13,409,000
			13,409,000
United Kingdom – 0.40%
United Kingdom Gilt
4.50% 3/7/19	GBP	6,906,000	13,063,430
4.75% 3/7/20	GBP	10,194,200	19,615,315
			32,678,745
Uruguay – 0.22%
Uruguay Government International Bond
8.00% 11/18/22	USD	13,290,000	17,675,700
			17,675,700
Total Sovereign Bonds (cost $972,729,418)			1,001,991,234

Supranational Banks – 0.53%
Inter-American Development Bank
3.875% 10/28/41		6,400,000	6,434,048
International Bank for
Reconstruction & Development
3.375% 4/30/15	NOK	94,610,000	17,488,079
3.625% 6/22/20	NOK	54,680,000	10,001,661
6.00% 2/15/17	AUD	7,700,000	8,541,658
7.50% 7/30/14	NZD	1,011,000	901,293
Total Supranational Banks (cost $39,583,518)			43,366,739

		Principal amount°		Value (U.S. $)
U.S. Treasury Obligations – 8.56%
	U.S. Treasury Bonds
	3.50% 2/15/39	USD	27,870,000	$29,481,248
	∞4.375% 5/15/41		175,185,000	215,066,916
	U.S. Treasury Notes
	1.00% 10/31/16		189,205,000	189,145,590
	*1.375% 9/30/18		5,990,000	5,904,828
	*1.50% 8/31/18		625,000	622,266
	*2.125% 8/15/21		261,284,000	260,182,949
Total U.S. Treasury Obligations
	(cost $711,237,170)			700,403,797

		Number of shares
Common Stock – 0.00%
†	Calpine		1,195,000	0
=†	Century Communications		7,875,000	0
†	Delta Air Lines		197	1,678
†	GenOn Energy		2,075	6,330
	Masco		30	288
= ∏†	PT Holdings		1,970	20
*†	United Continental Holdings		10	193
Total Common Stock (cost $1,520,237)				8,509

Convertible Preferred Stock – 0.16%
*	Apache 6.00% exercise price
	$109.12, expiration date 8/1/13		55,900	3,147,170
	Aspen Insurance Holdings 5.625% exercise price
	$29.28, expiration date 12/31/49		38,754	2,068,495
	Bank of America 7.25% exercise price
	$50.00, expiration date 12/31/49		3,109	2,647,314
#	Chesapeake Energy 144A 5.75% exercise price
	$27.94, expiration date 12/31/49		1,665	1,935,563
	HealthSouth 6.50% exercise price $30.50,
	expiration date 12/31/49		3,960	3,525,389
Total Convertible Preferred Stock
	(cost $15,032,994)			13,323,931

Statement of net assets
Delaware Diversified Income Fund

		Number of shares		Value (U.S. $)
	Preferred Stock – 0.35%
	Alabama Power 5.625%		303,360	$7,659,840
#	Ally Financial 144A 7.00%		11,010	8,211,740
*•	PNC Financial Services Group 8.25%		12,972,000	13,236,045
=†	PT Holdings		394	0
	Total Preferred Stock (cost $30,568,956)			29,107,625

	Warrant – 0.00%
=∏@†	PT Holdings		394	4
	Total Warrant (cost $9,456)			4

		Principal amount°
	Short-Term Investments – 11.10%
	≠Discount Notes – 4.90%
	Federal Home Loan Bank
	0.003% 11/30/11	USD	309,489,605	309,487,129
	0.01% 12/23/11		44,830,775	44,830,147
	0.04% 11/2/11		10,817,321	10,817,321
	Freddie Mac 0.05% 11/2/11		35,836,702	35,836,702
				400,971,299
	Repurchase Agreement – 6.20%
	BNP Paribas 0.08%, dated 10/31/11,
	to be repurchased on 11/1/11,
	repurchase price $506,932,127
	(collateralized by U.S. government
	obligations 0.25%-4.625% 2/29/12-
	2/15/21; market value $517,069,621)		506,931,000	506,931,000
				506,931,000
	Total Short-Term Investments (cost $907,903,945)			907,902,299

	Total Value of Securities Before Securities
	Lending Collateral – 104.42%
	(cost $8,358,150,870)			8,542,749,828

	Number of shares	Value (U.S. $)
Securities Lending Collateral** – 2.50%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund	2,806,879	$2,719,024
Delaware Investments Collateral Fund No.1	201,581,532	201,581,532
@†Mellon GSL Reinvestment Trust II	7,211,337	0
Total Securities Lending Collateral
(cost $211,599,748)		204,300,556

Total Value of Securities – 106.92%
(cost $8,569,750,618)		8,747,050,384 ©
Obligation to Return Securities
Lending Collateral** – (2.59%)		(211,599,748)
Other Liabilities Net of Receivables
and Other Assets – (4.33%)		(354,304,075)
Net Assets Applicable to 876,587,518
Shares Outstanding – 100.00%		$8,181,146,561

Net Asset Value – Delaware Diversified Income Fund
Class A ($4,370,224,278 / 468,300,616 Shares)		$9.33
Net Asset Value – Delaware Diversified Income Fund
Class B ($31,451,107 / 3,375,397 Shares)		$9.32
Net Asset Value – Delaware Diversified Income Fund
Class C ($2,012,602,817 / 215,690,857 Shares)		$9.33
Net Asset Value – Delaware Diversified Income Fund
Class R ($146,619,393 / 15,718,374 Shares)		$9.33
Net Asset Value – Delaware Diversified Income Fund
Institutional Class ($1,620,248,966 / 173,502,274 Shares)		$9.34

Components of Net Assets at October 31, 2011:
Shares of beneficial interest (unlimited authorization – no par)		$7,866,228,436
Distributions in excess of net investment income		(27,912,886)
Accumulated net realized gain on investments		174,936,965
Net unrealized appreciation of investments and foreign currencies		167,894,046
Total net assets		$8,181,146,561

Statement of net assets
Delaware Diversified Income Fund

°	Principal amount shown is stated in the currency in which each security is denominated.
•	Variable rate security. The rate shown is the rate as of October 31, 2011. Interest rates reset periodically.
w	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2011, the aggregate amount of Rule 144A securities was $1,096,648,894 which represented 13.40% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
*	Fully or partially on loan.
ϕ	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at October 31, 2011.
@	Illiquid security. At October 31, 2011, the aggregate amount of illiquid securities was $27,173,334 which represented 0.33% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At October 31, 2011, the aggregate amount of fair valued securities was $268,479, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
‡	Non-income producing security. Security is currently in default.
Δ	Securities have been classified by country of origin.
«	Senior Secured Loans generally pay interest at rates which are periodically redefined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at October 31, 2011.
∞	Fully or partially pledged as collateral for futures contracts.
†	Non income producing security.

∏	Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended and have certain restrictions on resale which may limit their liquidity. At October 31, 2011, the aggregate amount of the restricted securities was $24 or 0.00% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
**	See Note 9 in “Notes to financial statements” for additional information on securities lending collateral and non-cash collateral.
©	Includes $475,109,711 of securities loaned.

Net Asset Value and Offering Price Per Share –
Delaware Diversified Income Fund
Net asset value Class A (A)	$9.33
Sales charge (4.50% of offering price) (B)	0.44
Offering price	$9.77

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

Statement of net assets
Delaware Diversified Income Fund

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at October 31, 2011:1

Foreign Currency Exchange Contracts

						Unrealized
						Appreciation
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BAML	AUD	(54,594,970)	USD	58,138,730	12/9/2011	$843,181
BAML	CAD	(42,175,592)	USD	42,307,592	12/9/2011	72,372
BAML	CLP	(7,784,587,000)	USD	15,380,000	12/9/2011	(548,033)
BAML	EUR	(82,152,467)	USD	116,219,452	12/9/2011	2,548,038
BAML	IDR	(133,041,950,000)	USD	14,990,642	12/9/2011	25,883
BAML	JPY	871,699,090	USD	(11,513,583)	12/9/2011	(355,268)
BAML	MXN	(321,389,225)	USD	24,392,943	12/9/2011	392,392
BAML	NOK	(163,161,236)	USD	30,017,567	12/9/2011	760,299
BAML	PLN	(50,761,914)	USD	16,495,601	12/9/2011	609,364
BAML	ZAR	(71,124,000)	USD	9,170,191	11/2/2011	212,252
BAML	ZAR	(480,218,172)	USD	61,572,747	12/9/2011	1,426,838
BCLY	EUR	(12,027,594)	USD	17,017,301	12/9/2011	375,152
BCLY	JPY	606,623,535	USD	(8,012,886)	12/9/2011	(247,710)
CITI	EUR	(31,756,581)	USD	44,939,817	12/9/2011	999,378
CITI	JPY	1,053,567,228	USD	(13,919,136)	12/9/2011	(432,791)
CITI	NOK	(136,765,224)	USD	25,183,297	12/9/2011	659,231
CITI	NZD	6,226,689	USD	(5,076,134)	12/9/2011	(53,604)
GSC	AUD	(41,468,123)	USD	44,083,103	12/9/2011	563,730
GSC	GBP	9,738,623	USD	(15,678,502)	12/9/2011	(26,168)
GSC	NOK	(27,458,560)	USD	5,050,315	12/9/2011	126,581
HSBC	AUD	(47,176,420)	USD	50,261,758	12/9/2011	751,723
HSBC	EUR	(24,696,609)	USD	34,957,309	12/9/2011	785,500
HSBC	NOK	(168,013,361)	USD	30,940,548	12/9/2011	813,220
JPMC	BRL	(36,521,649)	USD	21,351,446	12/9/2011	289,001
JPMC	EUR	(23,724,432)	USD	33,580,747	12/9/2011	754,104
JPMC	NOK	(186,799,152)	USD	34,397,516	12/9/2011	901,613
MNB	EUR	(1,458,000)	USD	2,064,528	11/1/2011	46,457
MNB	PHP	439,373,611	USD	(10,374,820)	11/1/2011	(69,997)
MSC	AUD	(16,618,905)	USD	17,705,782	12/9/2011	264,811
MSC	EUR	(57,275,353)	USD	81,017,705	12/9/2011	1,767,859
MSC	GBP	(7,957,549)	USD	12,806,721	12/9/2011	17,005
MSC	JPY	872,854,550	USD	(11,536,082)	12/9/2011	(362,976)
MSC	KRW	66,883,165,550	USD	(60,380,217)	12/9/2011	(425,158)
MSC	NOK	(237,886,217)	USD	43,765,609	12/9/2011	1,109,025
						$14,593,304

Futures Contracts

				Unrealized
	Notional Cost			Appreciation
Contract to Buy	(Proceeds)	Notional Value	Expiration Date	(Depreciation)
810 Euro-Bund	$151,762,526	$151,883,743	12/8/11	$121,217
479 U.S. Treasury 10 yr Notes	61,133,731	61,820,938	12/20/11	687,207
2,652 U.S. Treasury Long Bonds	364,075,348	368,710,875	11/25/11	4,635,527
335 U.S. Ultra Bonds	47,738,448	51,045,625	12/20/11	3,307,177
	$624,710,053			$8,751,128

Swap Contracts
CDS Contracts

				Annual		Unrealized
				Protection	Termination	Appreciation
Counterparty	Swap Referenced Obligation	Notional Value		Payments	Date	(Depreciation)
	Protection Purchased:
BAML	CDX. NA.HY.17	USD	29,745,000	5.00%	12/20/16	$(1,409,883)
BAML	ITRAXX Europe Subordinate	EUR	101,345,000	5.00%	12/20/16	(5,779,654)
	Financials 16.1 5 yr CDS
BAML	Kingdom of Spain 5 yr CDS	USD	32,561,000	1.00%	12/20/15	(54,325)
BCLY	CDX.NA.HY.17		80,165,000	5.00%	12/20/16	(3,334,141)
BCLY	ITRAXX Europe Subordinate	EUR	84,635,000	5.00%	12/20/16	(4,248,329)
	Financials 16.1 5 yr CDS
	Kingdom of Spain
BCLY	5 yr CDS	USD	23,880,000	1.00%	3/20/15	523,311
BCLY	5 yr CDS		11,960,000	1.00%	3/21/16	19,575
BCLY	Republic of France 5 yr CDS		34,803,000	0.25%	9/20/16	(337,311)
CITI	CDX.NA.HY.17		106,575,000	5.00%	12/20/16	(4,395,023)
GSC	CDX.NA.HY.17		90,070,000	5.00%	12/20/16	(3,900,643)
GSC	Republic of France 5 yr CDS		12,125,000	0.25%	9/20/16	(94,143)
JPMC	CDX.NA.HY.17		82,100,000	5.00%	12/20/16	(3,550,882)
JPMC	ITRAXX Europe Subordinate	EUR	45,460,000	5.00%	12/20/16	(2,241,902)
	Financials 16.1 5 yr CDS
JPMC	Kingdom of Belgium 5 yr CDS	USD	20,079,000	1.00%	3/20/15	(288,394)
JPMC	MeadWestvaco 5 yr CDS		9,850,000	1.00%	12/20/16	(219,282)
JPMC	People’s Republic of China
	5 yr CDS		38,157,500	1.00%	12/20/16	(1,333,762)
JPMC	Portuguese Republic 5 yr CDS		22,471,000	1.00%	6/20/15	3,857,018
	Republic of France
JPMC	5 yr CDS		24,353,000	0.25%	9/20/16	(229,653)
JPMC	5 yr CDS		11,325,000	0.25%	12/20/16	(145,409)
MSC	CDX.NA.HY.17		57,085,000	5.00%	12/20/16	(2,361,127)

Statement of net assets
Delaware Diversified Income Fund

				Annual		Unrealized
				Protection	Termination	Appreciation
Counterparty	Swap Referenced Obligation	Notional Value		Payments	Date	(Depreciation)
	Protection Purchased (continued):
MSC	Citigroup 5 yr CDS	USD	14,070,000	1.00%	12/20/16	$(58,807)
MSC	Japan 5 yr CDS		19,640,000	1.00%	9/20/16	(160,109)
MSC	Kingdom of Spain 5 yr CDS		16,530,000	1.00%	6/20/16	320,664
MSC	People’s Republic of China
	5 yr CDS		2,013,500	1.00%	12/20/16	(73,600)
MSC	Republic of France 5 yr CDS		30,915,000	0.25%	9/20/16	(229,257)
MSC	Republic of Italy 5 yr CDS		19,760,000	1.00%	9/20/16	704,506
MSC	State of Israel 5 yr CDS		19,640,000	1.00%	9/20/16	(271,507)
						$(29,292,069)
	Protection Sold /
	Moody’s Rating:
JPMC	Georgia Pacific 5 yr CDS / Baa		9,850,000	1.00%	12/20/16	216,476
JPMC	Tyson Foods CDS / Ba		11,300,000	1.00%	3/20/16	208,020
MSC	General Electric 5 yr CDS / Baa		14,070,000	1.00%	12/20/16	500,903
						$925,399
	Total					$(28,366,670)

The use of foreign currency exchange contracts, futures contracts and swaps contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of abbreviations:
ARM — Adjustable Rate Mortgage
AUD — Australian Dollar
BAML — Bank of America Merrill Lynch
BCLY — Barclays Bank
BRL — Brazilian Real
CAD — Canadian Dollar
CDS — Credit Default Swap
CITI — Citigroup Global Markets
CLP — Chilean Peso
COP — Colombian Peso
EUR — European Monetary Unit
GBP — British Pound Sterling

GNMA — Government National Mortgage Association
GSC — Goldman Sachs Capital
GSMPS — Goldman Sachs Reperforming Mortgage Securities
HSBC — Hong Kong Shanghai Bank
HY — High Yield
IDR — Indonesian Rupiah
JPMC — JPMorgan Chase Bank
JPY — Japanese Yen
KRW — South Korean Won
MASTR — Mortgage Asset Securitization Transactions, Inc.
MNB — Mellon National Bank
MSC — Morgan Stanley Capital
MXN — Mexican Peso
MYR — Malaysian Ringgit
NCUA — National Credit Union Administration
NIM — Net Interest Margin
NOK — Norwegian Kroner
NZD — New Zealand Dollar
PHP — Philippine Peso
PIK — Pay-in-kind
PLN — Polish Zloty
REIT — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduit
S.F. — Single Family
SEK — Swedish Krona
TBA — To be announced
USD — United States Dollar
yr — Year
ZAR — South African Rand

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Diversified Income Fund	Year Ended October 31, 2011

Investment Income:
Interest	$367,195,803
Dividends	3,346,967
Securities lending income	1,419,429
Foreign tax withheld	(648,007)	$371,314,192

Expenses:
Management fees	34,535,006
Distribution expenses – Class A	12,682,785
Distribution expenses – Class B	383,619
Distribution expenses – Class C	19,905,290
Distribution expenses – Class R	928,680
Dividend disbursing and transfer agent fees and expenses	11,370,910
Accounting and administration expenses	3,068,123
Reports and statements to shareholders	797,490
Custodian fees	520,873
Trustees’ fees	409,123
Legal fees	406,934
Audit and tax	363,854
Registration fees	341,450
Insurance fees	157,940
Consulting fees	76,439
Pricing fees	47,886
Dues and services	46,204
Trustees’ expenses	28,746	86,071,352
Less waived distribution expenses – Class A		(2,113,797)
Less waived distribution expenses – Class R		(154,780)
Less expense paid indirectly		(1,483)
Total operating expenses		83,801,292
Net Investment Income		287,512,900

Net Realized and Unrealized Gain (Loss) on Investments
and Foreign Currencies:
Net realized gain (loss) on:
Investments	$166,521,569
Foreign currencies	31,518,932
Foreign currency exchange contracts	(69,424,229)
Futures contracts	50,930,166
Options written	(149,507)
Swap contracts	41,257,886
Net realized gain	220,654,817
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	(245,157,342)
Net Realized and Unrealized Loss on Investments
and Foreign Currencies	(24,502,525)

Net Increase in Net Assets Resulting from Operations	$263,010,375

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Diversified Income Fund

	Year Ended
	10/31/11	10/31/10
Increase in Net Assets from Operations:
Net investment income	$287,512,900	$309,149,405
Net realized gain on investments and
foreign currencies	220,654,817	270,314,516
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	(245,157,342)	155,601,931
Net increase in net assets resulting from operations	263,010,375	735,065,852

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(180,563,454)	(203,800,998)
Class B	(1,360,869)	(2,071,528)
Class C	(70,141,716)	(72,949,890)
Class R	(6,238,194)	(7,308,010)
Institutional Class	(62,505,804)	(40,171,194)

Net realized gain on investments:
Class A	(163,675,776)	(28,468,468)
Class B	(1,643,334)	(364,715)
Class C	(78,473,063)	(10,874,790)
Class R	(6,494,334)	(1,031,115)
Institutional Class	(48,037,910)	(2,737,573)
	(619,134,454)	(369,778,281)
Capital Share Transactions:
Proceeds from shares sold:
Class A	1,537,381,945	2,088,858,357
Class B	723,660	1,761,165
Class C	403,002,773	856,835,418
Class R	62,052,674	79,922,863
Institutional Class	909,998,254	1,112,083,580

	Year Ended
	10/31/11	10/31/10
Capital Share Transactions (continued):
Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	$310,646,306	$198,337,911
Class B	2,533,420	1,974,659
Class C	126,909,318	67,827,383
Class R	12,728,828	8,325,104
Institutional Class	89,617,464	29,038,661
	3,455,594,642	4,444,965,101

Cost of shares repurchased:
Class A	(1,704,348,999)	(1,739,377,513)
Class B	(15,569,657)	(11,085,398)
Class C	(521,216,797)	(296,789,517)
Class R	(93,034,978)	(60,874,627)
Institutional Class	(565,155,102)	(265,829,402)
	(2,899,325,533)	(2,373,956,457)
Increase in net assets derived from
capital share transactions	556,269,109	2,071,008,644
Net Increase in Net Assets	200,145,030	2,436,296,215

Net Assets:
Beginning of year	7,981,001,531	5,544,705,316
End of year (including distributions in excess
of net investment income of $27,912,886 and
$19,251,333, respectively.)	$8,181,146,561	$7,981,001,531

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Diversified Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
10/31/11	10/31/10	10/31/09	10/31/08	10/31/07
$9.770	$9.270	$7.740	$8.930	$8.690

0.359	0.444	0.500	0.411	0.391
(0.033)	0.598	1.611	(1.053)	0.307
0.326	1.042	2.111	(0.642)	0.698

(0.399)	(0.474)	(0.581)	(0.467)	(0.458)
(0.367)	(0.068)	—	(0.081)	—
(0.766)	(0.542)	(0.581)	(0.548)	(0.458)

$9.330	$9.770	$9.270	$7.740	$8.930

3.64%	11.60%	28.42%	(7.69% )	8.22%

$4,370,224	$4,423,278	$3,658,355	$2,361,034	$1,795,553
0.92%	0.93%	0.97%	0.97%	0.99%

0.97%	0.98%	1.02%	1.02%	1.05%
3.84%	4.68%	5.96%	4.75%	4.43%

3.79%	4.63%	5.91%	4.70%	4.37%
237%	232%	213%	251%	277%

Financial highlights
Delaware Diversified Income Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
10/31/11	10/31/10	10/31/09	10/31/08	10/31/07
$9.750	$9.260	$7.730	$8.920	$8.680

0.288	0.372	0.438	0.346	0.325
(0.022)	0.589	1.610	(1.053)	0.307
0.266	0.961	2.048	(0.707)	0.632

(0.329)	(0.403)	(0.518)	(0.402)	(0.392)
(0.367)	(0.068)	—	(0.081)	—
(0.696)	(0.471)	(0.518)	(0.483)	(0.392)

$9.320	$9.750	$9.260	$7.730	$8.920

2.98%	10.78%	27.51%	(8.39% )	7.43%

$31,451	$45,741	$50,608	$50,501	$58,799
1.67%	1.68%	1.72%	1.72%	1.74%

1.67%	1.68%	1.72%	1.72%	1.75%
3.09%	3.93%	5.21%	4.00%	3.68%

3.09%	3.93%	5.21%	4.00%	3.67%
237%	232%	213%	251%	277%

Financial highlights
Delaware Diversified Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
10/31/11	10/31/10	10/31/09	10/31/08	10/31/07
$9.760	$9.270	$7.740	$8.930	$8.690

0.289	0.373	0.437	0.346	0.326
(0.023)	0.588	1.611	(1.054)	0.306
0.266	0.961	2.048	(0.708)	0.632

(0.329)	(0.403)	(0.518)	(0.401)	(0.392)
(0.367)	(0.068)	—	(0.081)	—
(0.696)	(0.471)	(0.518)	(0.482)	(0.392)

$9.330	$9.760	$9.270	$7.740	$8.930

2.98%	10.65%	27.47%	(8.39% )	7.42%

$2,012,603	$2,097,340	$1,375,429	$717,511	$489,431
1.67%	1.68%	1.72%	1.72%	1.74%

1.67%	1.68%	1.72%	1.72%	1.75%
3.09%	3.93%	5.21%	4.00%	3.68%

3.09%	3.93%	5.21%	4.00%	3.67%
237%	232%	213%	251%	277%

Financial highlights
Delaware Diversified Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
10/31/11	10/31/10	10/31/09	10/31/08	10/31/07
$9.760	$9.270	$7.730	$8.930	$8.690

0.336	0.420	0.479	0.390	0.369
(0.023)	0.589	1.621	(1.064)	0.307
0.313	1.009	2.100	(0.674)	0.676

(0.376)	(0.451)	(0.560)	(0.445)	(0.436)
(0.367)	(0.068)	—	(0.081)	—
(0.743)	(0.519)	(0.560)	(0.526)	(0.436)

$9.330	$9.760	$9.270	$7.730	$8.930

3.49%	11.33%	28.27%	(8.04% )	7.95%

$146,620	$172,642	$137,179	$96,238	$75,112
1.17%	1.18%	1.22%	1.22%	1.24%

1.27%	1.28%	1.32%	1.32%	1.35%
3.59%	4.43%	5.71%	4.50%	4.18%

3.49%	4.33%	5.61%	4.40%	4.07%
237%	232%	213%	251%	277%

Financial highlights
Delaware Diversified Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
10/31/11	10/31/10	10/31/09	10/31/08	10/31/07
$9.770	$9.280	$7.740	$8.940	$8.700

0.383	0.470	0.521	0.433	0.413
(0.023)	0.586	1.621	(1.064)	0.307
0.360	1.056	2.142	(0.631)	0.720

(0.423)	(0.498)	(0.602)	(0.488)	(0.480)
(0.367)	(0.068)	—	(0.081)	—
(0.790)	(0.566)	(0.602)	(0.569)	(0.480)

$9.340	$9.770	$9.280	$7.740	$8.940

4.01%	11.76%	28.87%	(7.57% )	8.48%

$1,620,249	$1,242,001	$323,134	$85,857	$40,881
0.67%	0.68%	0.72%	0.72%	0.74%

0.67%	0.68%	0.72%	0.72%	0.75%
4.09%	4.93%	6.21%	5.00%	4.68%

4.09%	4.93%	6.21%	5.00%	4.67%
237%	232%	213%	251%	277%

Notes to financial statements
Delaware Diversified Income Fund	October 31, 2011

Delaware Group® Adviser Funds (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Diversified Income Fund, Delaware International Bond Fund and Delaware U.S. Growth Fund. These financial statements and related notes pertain to Delaware Diversified Income Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek maximum long-term total return, consistent with reasonable risk.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Short-term debt securities are valued at market value. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations founded by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment company securities are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices of the contracts, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (October 31, 2008 – October 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 31, 2011.

Notes to financial statements
Delaware Diversified Income Fund

1. Significant Accounting Policies (continued)

To Be Announced Trades — The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g, “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Mortgage Dollar Rolls — The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions that constitute the dollar roll can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. The Fund accounts for mortgage-dollar-roll transactions as purchases and sales. These transactions may increase the Fund’s portfolio turnover rate.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the estimated lives of the respective securities. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended October 31, 2011.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. The expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended October 31, 2011, the Fund earned $1,483 under this agreement.

2.	Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion and 0.425% on average daily net assets in excess $2.5 billion.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended October 31, 2011, the Fund was charged $386,187 for these services.

Notes to financial statements
Delaware Diversified Income Fund

2.	Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

DSC also provides dividend disbursing and transfer agent services. Prior to July 18, 2011, the Fund paid DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services. Effective July 18, 2011, the Fund pays DSC a monthly asset-based fee for these services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and Class C shares and 0.60% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to limit the Class A and Class R shares’ 12b-1 fees through February 28, 2012 to no more than 0.25% and 0.50%, respectively, of the classes’ average daily net assets.

At October 31, 2011, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$3,022,210
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	198,467
Distribution fees payable to DDLP	2,680,915
Other expenses payable to DMC and affiliates*	163,905

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended October 31, 2011, the Fund was charged $126,748 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended October 31, 2011, DDLP earned $409,336 for commissions on sales of the Fund’s Class A shares. For the year ended October 31, 2011, DDLP received gross CDSC commissions of $ 31,750, $ 26,463 and $ 188,771 on redemptions of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended October 31, 2011, the Fund made purchases of $14,707,242,167 and sales of $15,407,517,482 of investment securities other than U.S. government securities and short-term investments. For the year ended October 31, 2011, the Fund made purchases of $3,162,118,148 and sales of 2,574,026,194 of long-term U.S. government securities.

At October 31, 2011, the cost of investments for federal income tax purposes was $8,601,312,612. At October 31, 2011, the net unrealized appreciation was $145,737,772 of which $276,433,235 related to unrealized appreciation of investments and $130,695,463 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1	–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2	–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3	–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Notes to financial statements
Delaware Diversified Income Fund

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of October 31, 2011:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed
& Mortgage-Backed
Securities	$—	$1,467,152,543	$5,277,603	$1,472,430,146
Corporate Debt	3,147,170	4,130,266,225	268,455	4,133,681,850
Common Stock	8,489	—	20	8,509
Foreign Debt	—	1,298,862,490	—	1,298,862,490
Municipal Bond	—	353,108	—	353,108
U.S. Treasury Obligations	—	700,403,797	—	700,403,797
Short-Term Investments	506,931,000	400,971,299	—	907,902,299
Securities Lending
Collateral	—	204,300,556	—	204,300,556
Other	7,659,840	21,447,785	4	29,107,629
Total	$517,746,499	$8,223,757,803	$5,546,082	$8,747,050,384

Foreign Currency
Exchange Contracts	$—	$14,593,304	$—	$14,593,304
Futures Contracts	$8,751,128	$—	$—	$8,751,128
Swap Contracts	$—	$(28,366,670)	$—	$(28,366,670)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency,
	Asset-Backed &
	Mortgage-
	Backed	Corporate	Common
	Securities	Debt	Stock
Balance as of 10/31/10	$8,766,263	$7,922,768	$20
Purchases	6,065,244	5,716	—
Sales	(172,852)	(7,606,473)	(37,222)
Net realized gain (loss)	(5,118)	441,174	—
Transfer out of Level 3	(9,456,484)	—	—
Net change in unrealized
appreciation/depreciation	80,550	(494,730)	37,222
Balance as of 10/31/11	$5,277,603	$268,455	$20

Net change in unrealized
appreciation/depreciation
from investments still held
as of 10/31/11	$24,883	$(155,910)	$37,222

	Securities
	Lending
	Collateral	Other	Total
Balance as of 10/31/10	$392,697	$4	$17,081,752
Purchases	—	—	6,070,960
Sales	(384,355)	—	(8,200,902)
Net realized gain (loss)	—	—	436,056
Transfer out of Level 3	—	—	(9,456,484)
Net change in unrealized
appreciation/depreciation	(8,342)	—	(385,300)
Balance as of 10/31/11	$—	$4	$5,546,082

Net change in unrealized
appreciation/depreciation
from investments still held
as of 10/31/11	$(372,826)	$—	$(466,631)

During the year ended October 31, 2011, the Fund made transfers out of Level 3 investments into Level 2 investments in the amount of $9,456,484. This was due to the Fund’s pricing vendor being able to supply a matrix price for an investment that had been utilizing a broker quoted price. During the year ended October 31, 2011, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund.

Notes to financial statements
Delaware Diversified Income Fund

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended October 31, 2011 and 2010 was as follows:

	Year Ended
	10/31/11	10/31/10
Ordinary income	$524,600,731	$369,778,281
Long-term capital gain	94,533,723	—
Total	$619,134,454	$369,778,281

5. Components of Net Assets on a Tax Basis

As of October 31, 2011, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$7,866,228,436
Undistributed ordinary income	90,999,662
Undistributed long-term capital gain	118,277,936
Distributions payable	(7,161,759)
Other temporary differences	(31,325,829)
Unrealized appreciation of investments
and foreign currencies	144,128,115
Net assets	$8,181,146,561

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts, mark-to-market of foreign currency contracts, tax deferral of losses on straddles, tax treatment of CDS contracts, tax treatment of contingent payment on debt instruments, and tax treatment of market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividends and distributions, gain (loss) on foreign currency transactions, foreign futures contracts, market discount and premium on certain debt instruments, tax treatment of Indonesia taxes, paydowns gains (losses) of asset- and mortgage-backed securities, tax treatment of contingent payment on debt instruments, partnership income and CDS contracts. Results of operations and net assets were not affected by these reclassifications. For the year ended October 31, 2011, the Fund recorded the following reclassifications:

Undistributed net investment loss	$24,635,584
Accumulated net realized gain	(36,067,332)
Paid-in capital	11,431,748

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	10/31/11	10/31/10
Shares sold:
Class A	164,470,549	220,814,715
Class B	77,815	186,169
Class C	43,028,869	90,512,104
Class R	6,641,685	8,430,273
Institutional Class	97,271,380	117,152,120

Shares issued upon reinvestment of dividends and distributions:
Class A	33,577,359	21,003,232
Class B	274,551	209,633
Class C	13,733,750	7,181,653
Class R	1,376,689	881,413
Institutional Class	9,663,781	3,052,272
	370,116,428	469,423,584

Shares repurchased:
Class A	(182,685,744)	(183,478,886)
Class B	(1,667,829)	(1,172,213)
Class C	(55,864,286)	(31,272,787)
Class R	(9,986,150)	(6,428,801)
Institutional Class	(60,528,667)	(27,937,639)
	(310,732,676)	(250,290,326)
Net increase	59,383,752	219,133,258

For the years ended October 31, 2011 and 2010, 348,565 Class B shares were converted to 348,042 Class A shares valued at $3,260,407 and 246,630 Class B shares were converted to 246,170 Class A shares valued at $2,335,032, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the statements of changes in net assets.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $35,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The line of credit expired on November 16, 2010.

Notes to financial statements
Delaware Diversified Income Fund

7. Line of Credit (continued)

The Fund, along with the other Participants, entered into amendments to the agreement for a $50,000,000 and $100,000,000 revolving line of credit on November 16, 2010 and August 1, 2011, respectively. The line of credit under the agreement as amended expired on November 15, 2011.

On November 15, 2011, the Fund, along with the other Participants, entered into an amendment to the agreement for a $125,000,000 revolving line of credit. The agreement is to be used as described above and operates in substantially the same manner as the original agreement. The agreement expires on November 13, 2012. The Fund had no amounts outstanding as of October 31, 2011 or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in financial futures contracts to hedge their existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts — During the year ended October 31, 2011, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing

Notes to financial statements
Delaware Diversified Income Fund

8. Derivatives (continued)

options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. Transactions in written options during the year ended October 31, 2011 for the Fund were as follows:

	Number of
	Contracts	Premiums
Options outstanding at October 31, 2010	—	$—
Options written	216	50,122
Options terminated in closing purchase transactions	(216)	(50,122)
Options outstanding at October 31, 2011	—	$—

Swap Contracts — The Fund may enter into index swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended October 31, 2011, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At October 31, 2011, the net unrealized depreciation of credit default swaps was $28,366,670. The Fund has posted $26,580,000 as collateral for certain open derivatives. If a credit event had occurred for all open swap transactions where collateral posting was required as of October 31, 2011, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have received EUR 231,440,000 and USD 774,653,000 less the value of the contracts’ related reference obligations. The Fund received $17,338,000 in securities collateral and $3,380,000 in cash collateral for certain open derivatives.

As disclosed in the footnotes to the statement of net assets, at October 31, 2011, the notional value of the protection sold was $35,220,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At October 31, 2011, the net unrealized appreciation of the protection sold was $925,399.

CDS swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Notes to financial statements
Delaware Diversified Income Fund

8. Derivatives (continued)

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the statement of net assets.

Fair values of derivative instruments as of October 31, 2011 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net		Statement of Net
	Assets Location	Fair Value	Assets Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Other liabilities net of receivables and other assets	$14,616,844	Other liabilities net of receivables and other assets	$(23,540)
Interest rate contracts (Futures contracts)	Other liabilities net of receivables and other assets	8,751,128	Other liabilities net of receivables and other assets	—
Credit contracts (Swap contracts)	Other liabilities net of receivables and other assets	—	Other liabilities net of receivables and other assets	(28,366,670)
Total		$23,367,972		$(28,390,210)

The effect of derivative instruments on the statement of operations for the year ended October 31, 2011 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain or Loss on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation/ depreciation of investments and foreign currencies	$(69,424,229)	$14,784,448
Interest rate contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	50,930,166	(1,291,291)
Equity contracts (Written options)	Net realized loss on written options and net change in unrealized appreciation/depreciation of investments and foreign currencies	(149,507)	—
Credit contracts (Swap contracts)	Net realized gain on swap contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	41,257,886	(32,790,387)
Total		$22,614,316	$(19,297,230)

Notes to financial statements
Delaware Diversified Income Fund

8. Derivatives (continued)

The table below summarizes the average balance of derivative holdings by the Fund during the year ended October 31, 2011. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended October 31, 2011.

	Asset	Liability
	Derivative	Derivative
	Volume	Volume
Forward foreign currency contracts (average cost)	$128,976,508	$265,231,027
Futures contracts (average market value)	332,725,927	285,517,193
Options contracts (average market value)	85,796	379
Swap contracts (average notional amount)	25,709,493	335,021,047

9. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining initial collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At October 31, 2011, the value of securities on loan was $475,109,711, for which the Fund received collateral, comprised of non-cash collateral valued at $276,671,854 and cash collateral of $211,599,748. At October 31, 2011, the value of invested collateral was $204,300,556. Investments purchased with cash collateral are presented on the statement of net assets under the caption “Securities Lending Collateral”.

10. Credit and Market Risk

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these high yield securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

Notes to financial statements
Delaware Diversified Income Fund

10. Credit and Market Risk (continued)

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages or consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the statement of net assets.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to October 31, 2011 that would require recognition or disclosure in the Fund’s financial statements.

13. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring designation, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended October 31, 2011, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gain Distribution (Tax Basis)*	15.27%
(B) Ordinary Income Distributions (Tax Basis)*	84.73%
Total Distributions (Tax Basis)	100.00%
(C) Qualifying Dividends[1]	0.12%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended October 31, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and as extended by Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010. The Fund intends to designate up to a maximum amount of $537,057 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2011 Form 1099-DIV.

For the fiscal year ended October 31, 2011, certain interest income paid by the Fund, determined to be Qualified Interest Income and Qualified Short-Term Capital Gains, may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004 and as extended by Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010. For the fiscal year ended October 31, 2011, the Fund has designated a maximum distribution of $320,810,037 of Qualified Interest Income and $133,258,616 of Qualified Short-Term Capital Gains.

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Adviser Funds
and the Shareholders of Delaware Diversified Income Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Diversified Income Fund (one of the series constituting Delaware Group Adviser Funds, hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the three years in the period ended October 31, 2009 were audited by other independent accountants whose report dated December 22, 2009 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 22, 2011

Other Fund information
(Unaudited)
Delaware Diversified Income Fund

Board Consideration of Delaware Diversified Income Fund Investment Advisory Agreement

At a meeting held on August 16-17, 2011 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware Diversified Income Fund (the “Fund”). In making its decision, the Board considered information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”), which included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided in May 2011 and included independent historical and comparative reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the independent Trustees received assistance and advice from and met separately with independent legal counsel to the independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent And Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that in July 2011 Management implemented measures to reduce overall costs and improve transfer agent and shareholder servicing functions through outsourcing. It is expected that such measures will improve the

Other Fund information
(Unaudited)
Delaware Diversified Income Fund

Board Consideration of Delaware Diversified Income Fund Investment Advisory Agreement (continued)

quality and lower the cost of delivering transfer agent and shareholder servicing services to the Fund. The Board once again noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one-, three-, five- and ten-year periods, as applicable, ended March 31, 2011. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional multisector income funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the five- and ten-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the one- and three-year periods was in the fourth and second quartiles, respectively. The Fund’s performance results were mixed but tended toward above median, which was acceptable.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflect recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. The Board also noted that the Fund’s assets exceeded the final breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Advisory Agreement provides a sharing of benefits with the Fund and its shareholders.

Other Fund information
(Unaudited)
Delaware Diversified Income Fund

Change in Independent Registered Public Accounting Firm

Due to independence matters under the Securities and Exchange Commission’s auditor independence rules relating to the January 4, 2010 acquisition of Delaware Investments (including DMC, DDLP and DSC) by Macquarie Group, Ernst & Young LLP (E&Y) has resigned as the independent registered public accounting firm for Delaware Group® Adviser Funds (the Trust) effective May 20, 2010. At a meeting held on May 20, 2010, the Board of Trustees of the Trust, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (PwC) to serve as the independent registered public accounting firm for the Trust for the fiscal year ending October 31, 2010. During the fiscal years ended October 31, 2009 and 2008, E&Y’s audit reports on the financial statements of the Trust did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Trust and E&Y on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the disagreement in their reports. Neither the Trust nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Trust’s financial statements.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne1	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	74	Director and Audit
various executive capacities		Committee Member
at different times at		Kaydon Corp.
Delaware Investments.[2]
Board of Governors Member
Investment Company
Institute (ICI)

Finance Committee Member
St. John Vianney Roman
Catholic Church

Board of Trustees
Agnes Irwin School

Member of Investment
Committee
Cradle of Liberty Council,
BSA
(2007–2010)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	74	Chairman of Investment
(March 2004–Present)		Committee
		Pennsylvania Academy of
Investment Manager		Fine Arts
Morgan Stanley & Co.
(January 1984–March 2004)		Investment Committee and
		Governance Committee
		Member
		Pennsylvania Horticultural
		Society

		Director
		Bryn Mawr Bank Corp. (BMTC)
		(2007–2011)

President	74	Board of Governors Member —
Drexel University		NASDAQ OMX PHLX LLC
(August 2010–Present)
		Director and Audit
President		Committee Member
Franklin & Marshall College		Community Health Systems
(July 2002–July 2010)
		Director — Ecore
		International
		(2009–2010)

		Director — Allied
		Barton Securities Holdings
		(2005–2008)

Managing Director	74	None
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	74	None
Assurant, Inc. (Insurance)
(2002–2004)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Consultant	74	Director and Audit
ARL Associates		Committee Chair
(Financial Planning)		Systemax Inc.
(1983–Present)		(2001–2009)

Director and Audit
Committee Chairperson
Andy Warhol Foundation
(1999–2007)

Executive Advisor to Dean	74	Trust Manager — Camden
(since August 2011) and		Property Trust
Interim Dean		(since August 2011)
(January 2011–July 2011) —
University of Miami School of		Board of Trustees
Business Administration		Thunderbird School of
Global Management
President — U.S. Trust,		(2007–2011)
Bank of America Private
Wealth Management		Board of Trustees
(Private Banking)		Carrollton School of the
(July 2007–December 2008)		Sacred Heart
(since 2007)
President and Director
(November 2005–June 2007) and		Board Member
Chief Executive Officer		Foreign Policy Association
(April 2007–June 2007) —		(since 2006)
U.S. Trust Company
(Private Banking)		Board of Trustees
Georgetown Preparatory School
(2005–2011)

Board of Trustees
Miami City Ballet
(2000–2011)

Board of Trustees
St. Thomas University
(2005–2011)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	74	Director and Audit
(January 2006–Present)		Committee Member
Vice President — Mergers & Acquisitions		Okabena Company
(January 2003–January 2006), and
Vice President and Treasurer		Chair — 3M
(July 1995–January 2003)		Investment Management
3M Corporation		Company

Founder	74	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director
Founder		Oxigene, Inc.
Sutton Asset Management		(2003–2008)
(Hedge Fund)
(September 1996–Present)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	74	None[3]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	74	None[3]
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	74	None[3]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	74	None[3]
various executive capacities
at different times at
Delaware Investments.

3 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

About the organization

Board of trustees
Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments®
Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Drexel University
Philadelphia, PA
	Anthony D. Knerr Founder and Managing Director Anthony Knerr & Associates New York, NY Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA	Ann R. Leven Consultant ARL Associates New York, NY Frances A. Sevilla-Sacasa Executive Advisor to Dean, University of Miami School of Business Administration Coral Gables, FL	Janet L. Yeomans Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers
David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Senior Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Diversified Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s website at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at www.delawareinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

Annual report Delaware International Bond Fund October 31, 2011 Fixed income mutual fund
Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware International Bond Fund at www.delawareinvestments.com.

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Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware International Bond Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Portfolio management review	1
Performance summary	4
Disclosure of Fund expenses	8
Security type/country allocation	10
Statement of net assets	12
Statement of operations	21
Statements of changes in net assets	22
Financial highlights	24
Notes to financial statements	29
Report of independent registered
public accounting firm	43
Other Fund information	44
Board of trustees/directors and
officers addendum	48
About the organization	58

Unless otherwise noted, views expressed herein are current as of Oct. 31, 2011, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2011 Delaware Management Holdings, Inc.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware International Bond Fund	November 8, 2011

Performance preview (for the year ended October 31, 2011)
Delaware International Bond Fund (Class A shares)	1-year return	+1.52%
Barclays Capital Global Aggregate ex-USD Index (benchmark)	1-year return	+3.57%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware International Bond Fund, please see the table on page 4.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

On July 28, 2011, Delaware International Bond Fund (the Fund) acquired all of the assets and assumed all of the liabilities of The International Fixed Income Portfolio series of the Delaware Pooled® Trust (Portfolio), which had a different investment strategy than that of the Fund. The average annual total returns and calendar year total returns for periods prior to July 28, 2011, are for the Portfolio. Because the Fund’s fees and expenses are higher than those of the Portfolio, including a Rule 12b-1 fee to which the Portfolio was not subject, the Fund’s performance would have been lower than that shown for the Portfolio. Returns (including sales charge) have been adjusted to reflect the Fund’s Class A maximum sales charge.

The dominant theme throughout most of the Fund’s fiscal year ended Oct. 31, 2011, was the deterioration in developed-market sovereign risk. While the main focus centered on Europe, but risks surrounding U.S. debt were also revealed when rating agency Standard & Poor’s downgraded its rating on U.S. government debt. The net result was extreme volatility across asset markets, though the broad trend of global interest rates was lower.

The heavy debt levels that burdened these governments was a constant source of concern, as most of these countries faced fiscal troubles as well. Greece found itself as the focus of headlines for much of the Fund’s fiscal year, as the country’s financial problems became seemingly uncontrollable. As the fiscal year progressed, it became apparent that Greece could no longer access funding from capital markets, which resulted in a joint intervention by the International Monetary Fund (IMF) and the European Union (EU), which stepped in to provide financial assistance. While the funding helped the Greek government avoid defaulting on its debt, the situation remained precarious as the effects of forced austerity pushed the country into a deep recession. As pressure continued to build, Greece ultimately had to ask for a second IMF/EU bailout package. Furthermore, domestic holders of Greek government bonds were encouraged to accept a so-called “voluntary haircut,” in which they agreed to accept a loss of 50% on the bonds’ principal.

Elsewhere in Europe, Ireland and Portugal were also forced to go to the IMF/EU for funding. As with Greece, forced fiscal austerity hurt growth in these countries, although Ireland’s dynamic economy proved more flexible and appeared to cope better than Portugal’s economy. Nearing the end of the Fund’s fiscal year, the focus shifted to Italy and, to a lesser extent, France. Additionally, Italy was seen as particularly vulnerable due to its very high debt burden and rapidly weakening economy.

1

Portfolio management review
Delaware International Bond Fund

Ultimately, these fiscal concerns drove up core bond prices in the United States and Germany (causing bond yields to fall), but provoked significantly higher yields for bonds issued by most peripheral European countries. The U.S. debt rating downgrade did not affect Treasury yields directly, primarily because the Federal Reserve’s aggressive monetary-easing tactics underpinned the level of rates, but also because, as conditions in Europe deteriorated, the U.S. Treasury market acted as a safe haven for many investors.

Fund performance

The Fund’s daily operations began in July 2011, when it assumed the assets of Delaware Pooled Trust — The International Fixed Income Portfolio. Among other administrative changes, this reorganization allowed the Fund to embrace new asset classes that included emerging markets, investment grade debt, and high yield credit.

For its fiscal year ended Oct. 31, 2011, Delaware International Bond Fund Class A shares returned +1.52% at net asset value and -3.04% at maximum offer price. In comparison, the Fund’s benchmark, the Barclays Capital Global Aggregate ex-USD Index, advanced 3.57% during the same period. Complete annualized performance for Delaware International Bond Fund is shown in the table on page 4.

For the most part, the Fund’s underperformance occurred as a result of the significant selloff in risk assets during August and September 2011; the Fund’s exposure to investment grade credit and emerging market debt (as well as modest exposure to high yield bonds) compromised returns. On the other side of the ledger, foreign exchange activity contributed to the Fund’s relative performance, due to a significant allocation to U.S. dollars and a notably underweight position in the euro.

A defensive posture during a time of high risk sensitivity

The Fund’s investment process embraces both a macroeconomic view (sometimes referred to as a top-down view) while simultaneously applying a rigorous fundamental analysis of each security — and its country of origin — being considered for investment (often referred to as a bottom-up approach).

The Fund’s allocations to sovereign countries are generally biased toward those with stable political regimes, strong fiscal discipline, and contained debt dynamics. Thus, we have recently viewed Australia, Sweden, Norway, and Germany as favorable countries in the developed markets, while Latin America and Asia have been particularly attractive within emerging markets. Because we remained deeply concerned about the dynamics facing several European countries, we were biased to avoid (or limit allocations to) these sovereign bonds during the Fund’s fiscal year.

In contrast, we believe a strong fundamental structure currently supports investment grade corporate bonds. In recent quarters, this analysis has been borne out by the competitive earnings and revenue profiles reported by corporate issuers. Therefore, we have generally felt comfortable holding a large and diverse collection of corporate bonds. However, we note that many companies in the financial services sector are experiencing long-term structural changes, and we believe the transition will likely be volatile. We therefore prefer to position the Fund selectively and generally underweight this particular sector.

2

Against the global market backdrop described previously, the Fund has broadly encompassed a defensive position, with an emphasis on the protection of capital. Among other measures, this strategy has resulted in the use of high-quality credit as an alternative to developed sovereign risk, as well as a preference for selective emerging market country debt (versus debt issued by developed countries).

An uneven path for global growth

As we close out the Fund’s fiscal year, we see markets grappling with two major themes: (1) whether the U.S. can muddle through these tough economic times, or whether it will dip back into recession and (2) whether Europe will find a solution to its solvency and bank-capital issues, or whether politics will ignite another “black swan” event similar to that of Lehman Brothers’ failure. We believe the solutions surrounding these two themes are so dramatically different that the oscillation of market sentiment could continue to cause volatility.

At this writing, there looms a threat of potential downgrades to debt issued by countries that are facing significant balance sheet challenges. Many nations continue to face pressure to cut spending and increase taxes, both of which can compromise economic growth. This situation is being acutely felt in peripheral Europe, where economic growth has moved some countries toward potentially deep recessions. Policy makers are grappling with finding the right mix needed to combat this problem, but from country to country there is no agreement on what constitutes the best policy mix. This absence of policy cohesion and leadership has further destabilized financial markets.

As a result, while we are closely monitoring leading indicators to help gauge the risk of economies slipping back into recession, we remain focused on the solution (or lack thereof) to the solvency problems facing much of the developed world. Until this situation becomes clear, we will continue to focus on quality, liquidity, and downside protection.

3

Performance summary
Delaware International Bond Fund	October 31, 2011

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund performance[1,2]	Average annual total returns through October 31, 2011
	1 year	5 years	10 years	Lifetime
Class A (Est. April 11, 1997)
Excluding sales charge	+1.52%	+8.31%	+9.26%	n/a
Including sales charge	-3.04%	+7.31%	+8.76%	n/a
Class C (Est. July 28, 2011)
Excluding sales charge	n/a	n/a	n/a	-2.03%
Including sales charge	n/a	n/a	n/a	-3.01%
Class R (Est. July 28, 2011)
Excluding sales charge	n/a	n/a	n/a	-1.91%
Including sales charge	n/a	n/a	n/a	-1.91%
Institutional Class (Est. July 28, 2011)
Excluding sales charge	n/a	n/a	n/a	-1.77%
Including sales charge	n/a	n/a	n/a	-1.77%

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.30% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets from July 15, 2011, through July 28, 2012.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, which has been limited contractually to 0.50% from July 15, 2011, through July 28, 2012.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

4

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Because the Fund may invest in bank loans and other direct indebtedness, it is subject to the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments, which primarily depend on the financial condition of the borrower and the lending institution.

“Nondiversified” Funds may allocate more of their net assets to investments in single securities than “diversified” Funds. Resulting adverse effects may subject these Funds to greater risks and volatility.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding certain fees and expenses) from exceeding 0.85% of the Fund’s average daily net assets from July 15, 2011, through July 28, 2012. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses	2.40%	3.10%	2.70%	2.10%
(without fee waivers)
Net expenses	1.10%	1.85%	1.35%	0.85%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual

5

Performance summary
Delaware International Bond Fund

Performance of a $10,000 investment1
Average annual total returns from Oct. 31, 2001, through Oct. 31, 2011

For period beginning Oct. 31, 2001, through Oct. 31, 2011	Starting value	Ending value
Delaware International Bond Fund — Class A shares	$9,550	$23,150
Barclays Capital Global Aggregate ex-USD Index	$10,000	$21,753

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Oct. 31, 2001, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 6.

The chart also assumes $10,000 invested in the Barclays Capital Global Aggregate ex-USD Index as of Oct. 31, 2001. The Barclays Capital Global Aggregate ex-USD Index provides a broad-based measure of global investment grade fixed-rate debt markets, excluding U.S. dollar–denominated securities.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DPIFX	245917695
Class C	DCIFX	245917687
Class R	DRIFX	245917679
Institutional Class	DIIFX	245917661

6

Disclosure of Fund expenses
For the six-month period from May 1, 2011 to October 31, 2011

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2011 to October 31, 2011.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware International Bond Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	5/1/11	10/31/11*	Expense Ratios	5/1/11 to 10/31/11**
Actual Fund Return
Class A	$1,000.00	$1,001.40	0.92%	$4.64
Class C	1,000.00	979.70	1.85%	4.82
Class R	1,000.00	980.90	1.35%	3.52
Institutional Class	1,000.00	982.30	0.85%	2.22
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,020.57	0.92%	$4.69
Class C	1,000.00	1,008.28	1.85%	4.89
Class R	1,000.00	1,009.60	1.35%	3.57
Institutional Class	1,000.00	1,010.92	0.85%	2.25

Effective July 15, 2011, Delaware Management Company (DMC) has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan and certain other expenses) do not exceed 0.85% of average daily net assets of the Fund through July 28, 2012. The Fund’s Class A expense analysis would be as follows if this new limit was in effect for the entire six month period:

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	5/1/11	10/31/11*	Expense Ratios	5/1/11 to 10/31/11**
Actual Fund Return
Class A	$1,000.00	$1,001.40	1.10%	$5.55
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,019.66	1.10%	$5.60

 *Class C, Class R and Institutional Class commenced operations on July 28, 2011. The ending account value use performance since inception and is not annualized.

**“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For Class C, Class R and Institutional Class, the “Expenses Paid During Period” for the Actual Fund return are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 96/365 (to reflect actual since inception).

9

Security type/country allocation
Delaware International Bond Fund	As of October 31, 2011

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type/country	Percentage of net assets
Corporate Bonds	40.14%
Australia	2.07%
Bermuda	0.71%
Brazil	5.73%
Canada	3.00%
Chile	0.96%
Colombia	1.03%
France	1.55%
Germany	3.86%
Italy	2.79%
Luxembourg	2.23%
Mexico	1.94%
Netherlands	1.33%
Spain	0.19%
United Kingdom	3.28%
United States	9.47%
Regional Bonds	5.75%
Australia	3.85%
Canada	1.90%
Sovereign Bonds	47.24%
Austria	0.42%
Canada	1.12%
Chile	2.05%
Colombia	1.30%
Finland	1.91%
France	2.02%
Germany	7.19%
Indonesia	1.09%
Japan	9.28%
Lithuania	0.48%
Malaysia	1.06%
Mexico	2.88%
Netherlands	0.90%
New Zealand	0.21%
Norway	1.00%

10

Security type/country	Percentage of net assets
Sovereign Bonds (continued)
Panama	1.33%
Peru	1.24%
Philippines	2.27%
Poland	0.39%
Russia	1.88%
South Africa	0.42%
Sweden	0.57%
Turkey	1.41%
United Kingdom	4.00%
Uruguay	0.82%
Supranational Bank	4.03%
Short-Term Investments	2.85%
Total Value of Securities	100.01%
Liabilities Net of Receivables and Other Assets	(0.01%)
Total Net Assets	100.00%

11

Statement of net assets
Delaware International Bond Fund	October 31, 2011

	Principal amount°		Value (U.S. $)
Corporate Bonds – 40.14%Δ
Australia – 2.07%
Rio Tinto Finance 3.75% 9/20/21	USD	45,000	$46,849
# Woodside Finance 144A 8.75% 3/1/19		60,000	77,588
# Woolworths 144A 4.55% 4/12/21		85,000	93,196
			217,633
Bermuda – 0.71%
Weatherford International 5.125% 9/15/20		70,000	74,217
			74,217
Brazil – 5.73%
# IPIC GMTN 144A 5.50% 3/1/22		200,000	199,200
Petrobras International Finance
5.375% 1/27/21		140,000	148,670
5.75% 1/20/20		90,000	97,556
Vale Overseas 6.25% 1/23/17		140,000	157,325
			602,751
Canada – 3.00%
Barrick Gold 2.90% 5/30/16		75,000	77,953
Canadian Natural Resources 6.25% 3/15/38		25,000	31,460
Teck Resources 4.75% 1/15/22		55,000	58,661
• TransCanada Pipelines 6.35% 5/15/67		145,000	147,951
			316,025
Chile – 0.96%
# CODELCO 144A 3.75% 11/4/20		100,000	100,918
			100,918
Colombia – 1.03%
Ecopetrol 7.625% 7/23/19		90,000	108,270
			108,270
France – 1.55%
France Telecom 4.125% 9/14/21		85,000	87,746
# Vivendi 144A 6.625% 4/4/18		65,000	74,971
			162,717
Germany – 3.86%
Bundesobligation 1.25% 10/14/16	EUR	293,000	406,221
			406,221

12

	Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Italy – 2.79%
# ENI SpA 144A 4.15% 10/1/20	USD	150,000	$150,907
Italy Buoni Poliennali Del Tesoro 4.25% 9/1/19	EUR	115,000	142,291
			293,198
Luxembourg – 2.23%
ArcelorMittal 5.50% 3/1/21	USD	80,000	77,444
Covidien International Finance 4.20% 6/15/20		50,000	54,843
# Schlumberger Investment 144A 3.30% 9/14/21		100,000	102,543
			234,830
Mexico – 1.94%
America Movil 3.75% 6/28/17	EUR	145,000	204,615
			204,615
Netherlands – 1.33%
•# Rabobank 144A 11.00% 12/29/49	USD	115,000	139,534
			139,534
Spain – 0.19%
Telefonica Emisiones 5.462% 2/16/21		20,000	20,307
			20,307
United Kingdom – 3.28%
# BG Energy Capital 144A 4.00% 12/9/20		100,000	103,471
Ensco 4.70% 3/15/21		90,000	94,877
HSBC Holdings 6.25% 3/19/18	EUR	100,000	146,310
			344,658
United States – 9.47%
Applied Materials 5.85% 6/15/41	USD	20,000	23,998
AT&T 5.55% 8/15/41		20,000	22,653
Burlington North Santa Fe 5.65% 5/1/17		30,000	34,549
CenturyLink 6.45% 6/15/21		75,000	75,259
Comcast 6.30% 11/15/17		35,000	41,405
Commonwealth Edison 1.95% 9/1/16		45,000	44,927
Coventry Health Care 5.45% 6/15/21		35,000	38,430
# Crown Castle Towers 144A 4.883% 8/15/20		35,000	35,843
CSX 5.60% 5/1/17		30,000	34,440
DENTSPLY International 4.125% 8/15/21		40,000	41,485
Dow Chemical
4.25% 11/15/20		20,000	20,644
8.55% 5/15/19		30,000	39,030

13

Statement of net assets
Delaware International Bond Fund

	Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
United States (continued)
Enterprise Products Operating 6.30% 9/15/17	USD	45,000	$52,866
• Fifth Third Capital Trust IV 6.50% 4/15/37		55,000	54,038
General Electric Capital
4.65% 10/17/21		10,000	10,322
5.30% 2/11/21		40,000	42,649
Hewlett-Packard 4.375% 9/15/21		15,000	15,767
Jersey Central Power & Light 5.625% 5/1/16		50,000	56,979
Kinder Morgan Energy Partners 6.00% 2/1/17		20,000	22,823
National Semiconductor 6.60% 6/15/17		55,000	66,955
Pacific Gas & Electric 5.40% 1/15/40		20,000	23,370
PerkinElmer 5.00% 11/15/21		40,000	41,249
Time Warner Cable 4.00% 9/1/21		20,000	20,523
Transocean 6.50% 11/15/20		50,000	55,858
Verizon Communications 4.75% 11/1/41		20,000	20,565
• Wisconsin Energy 6.25% 5/15/67		55,000	54,513
Xerox 4.50% 5/15/21		5,000	5,217
			996,357
Total Corporate Bonds (cost $4,184,504)			4,222,251

Regional Bonds – 5.75%Δ
Australia – 3.85%
New South Wales Treasury
6.00% 5/1/12	AUD	139,000	147,733
6.00% 4/1/19	AUD	126,000	142,692
Queensland Treasury 6.25% 6/14/19	AUD	100,000	114,317
			404,742
Canada – 1.90%
Province of Quebec 4.25% 12/1/21	CAD	185,000	199,842
			199,842
Total Regional Bonds – (cost $593,308)			604,584

Sovereign Bonds – 47.24%Δ
Austria – 0.42%
Austria Government Bond 3.20% 2/20/17	EUR	30,000	43,687
			43,687

14

	Principal amount°		Value (U.S. $)
Sovereign Bonds (continued)
Canada – 1.12%
Canadian Government Bond 3.75% 6/1/19	CAD	105,000	$117,777
			117,777
Chile – 2.05%
Chile Government International Bond 5.50% 8/5/20	CLP	100,000,000	216,093
			216,093
Colombia – 1.30%
Colombia Government International Bond
8.125% 5/21/24	USD	100,000	136,800
			136,800
Finland – 1.91%
Finnish Government Bond
3.50% 4/15/21	EUR	64,000	96,012
5.375% 7/4/13	EUR	70,000	104,431
			200,443
France – 2.02%
French Treasury Note 2.00% 7/12/15	EUR	152,000	212,290
			212,290
Germany – 7.19%
Deutschland Republic
2.25% 9/4/20	EUR	78,000	110,788
3.50% 7/4/19	EUR	233,000	363,137
6.25% 1/4/24	EUR	145,000	281,937
			755,862
Indonesia – 1.09%
Indonesia Government International Bond
7.25% 4/20/15	USD	100,000	114,250
			114,250
Japan – 9.28%
Japan Government
10 yr Bond 1.50% 9/20/18	JPY	28,100,000	381,286
20 yr Bond 1.90% 3/22/21	JPY	42,950,000	595,183
			976,469
Lithuania – 0.48%
Lithuania Government International Bond
4.85% 2/7/18	EUR	36,000	50,176
			50,176

15

Statement of net assets
Delaware International Bond Fund

	Principal amount°		Value (U.S. $)
Sovereign Bonds (continued)
Malaysia – 1.06%
Malaysia Government Bond 4.262% 9/15/16	MYR	330,000	$111,760
			111,760
Mexico – 2.88%
Mexican Bonos
7.50% 6/3/27	MXN	1,316,800	105,180
8.50% 5/31/29	MXN	692,800	59,464
Mexican Government International Bond
5.125% 1/15/20	USD	124,000	138,756
			303,400
Netherlands – 0.90%
Netherlands Government Bond 4.50% 7/15/17	EUR	60,000	95,167
			95,167
New Zealand – 0.21%
New Zealand Government Bond 6.00% 5/15/21	NZD	25,000	22,514
			22,514
Norway – 1.00%
Norway Government Bond 3.75% 5/25/21	NOK	540,000	105,412
			105,412
Panama – 1.33%
Panama Government International Bond
6.70% 1/26/36	USD	110,000	139,425
			139,425
Peru – 1.24%
Republic of Peru 7.125% 3/30/19		105,000	130,725
			130,725
Philippines – 2.27%
Republic of Philippines 6.50% 1/20/20		200,000	238,500
			238,500
Poland – 0.39%
Poland Government International Bond
5.125% 4/21/21		40,000	40,900
			40,900
Russia – 1.88%
Russian-Eurobond 7.50% 3/31/30		167,000	198,313
			198,313

16

	Principal amount°		Value (U.S. $)
Sovereign Bonds (continued)
South Africa – 0.42%
South Africa Government International Bond
6.50% 6/2/14	USD	40,000	$44,348
			44,348
Sweden – 0.57%
Swedish Government 3.00% 7/12/16	SEK	365,000	59,657
			59,657
Turkey – 1.41%
Republic of Turkey 5.625% 3/30/21	USD	140,000	148,400
			148,400
United Kingdom – 4.00%
United Kingdom Gilt
2.75% 1/22/15	GBP	65,000	110,835
5.00% 3/7/25	GBP	154,200	309,716
			420,551
Uruguay – 0.82%
Uruguay Government International Bond
8.00% 11/18/22	USD	65,000	86,450
			86,450
Total Sovereign Bonds (cost $4,891,619)			4,969,369

Supranational Bank – 4.03%
Asian Development Bank 2.35% 6/21/27	JPY	30,000,000	423,772
Total Supranational Bank (cost $342,504)			423,772

≠Short-Term Investments – 2.85%
Federal Home Loan Bank
0.003% 11/30/11	USD	221,721	221,718
0.01% 12/23/11		32,117	32,117
0.04% 11/2/11		10,740	10,740
Freddie Mac 0.05% 11/2/11		35,579	35,579
Total Short-Term Investments (cost $300,156)			300,154

17

Statement of net assets
Delaware International Bond Fund

Total Value of Securities – 100.01%
(cost $10,312,091)	$10,520,130
Liabilities Net of Receivables and
Other Assets – (0.01%)∞	(1,330)
Net Assets Applicable to 899,797
Shares Outstanding – 100.00%	$10,518,800

Net Asset Value – Delaware International Bond Fund
Class A ($10,337,057 / 884,249 Shares)	$11.69
Net Asset Value – Delaware International Bond Fund
Class C ($166,083 / 14,208 Shares)	$11.69
Net Asset Value – Delaware International Bond Fund
Class R ($35.4 / 3.027 Shares)	$11.69
Net Asset Value – Delaware International Bond Fund
Institutional Class ($15,625 / 1,337 Shares)	$11.69

Components of Net Assets at October 31, 2011:
Shares of beneficial interest (unlimited authorization – no par)	$8,417,760
Undistributed net investment income	2,259,711
Accumulated net realized loss on investments	(324,834)
Net unrealized appreciation of investments and foreign currencies	166,163
Total net assets	$10,518,800

°	Principal amount is stated in the currency in which each security is denominated.
Δ	Securities have been classified by country of origin.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2011, the aggregate amount of Rule 144A securities was $1,078,171, which represented 10.25% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
•	Variable rate security. The rate shown is the rate as of October 31, 2011. Interest rates reset periodically.
≠	The rate shown is the effective yield at the time of purchase.
∞	Includes $30,000 cash pledged as Collateral for futures contracts.

18

The following foreign currency exchange contracts were outstanding at October 31, 2011:[1]

Foreign Currency Exchange Contracts

						Unrealized
						Appreciation
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BAML	AUD	(150,000)	USD	159,737	12/9/11	$2,317
BAML	CAD	404,690	USD	(405,957)	12/9/11	(694)
BAML	JPY	19,506,250	USD	(250,000)	12/9/11	(307)
BAML	KRW	110,900,000	USD	(100,000)	12/9/11	(588)
BAML	MXN	1,320,200	USD	(100,201)	12/9/11	(1,612)
JPMC	CLP	(107,738,000)	USD	219,314	12/9/11	(1,129)
MSC	GBP	(65,333)	USD	105,145	12/9/11	140
MSC	IDR	1,056,875,000	USD	(119,529)	12/9/11	(650)
MSC	JPY	116,117,000	USD	(1,534,660)	12/9/11	(48,287)
						$(50,810)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

Summary of abbreviations:
AUD — Australian Dollar
BAML — Bank of America Merrill Lynch
CAD — Canadian Dollar
CLP — Chilean Peso
EUR — European Monetary Unit
GBP — British Pound Sterling
IDR — Indonesian Rupiah
JPMC — JPMorgan Chase Bank
JPY — Japanese Yen
KRW — South Korean Won
MSC — Morgan Stanley Capital
MXN — Mexican Peso
MYR — Malaysian Ringgit
NOK — Norwegian Kroner
NZD — New Zealand Dollar
SEK — Swedish Krona
SpA — Stand-by Purchase Agreement
USD — United States Dollar
yr — Year

19

Statement of net assets
Delaware International Bond Fund

Net Asset Value and Offering Price Per Share –
Delaware International Bond Fund
Net asset value Class A (Class A)	$11.69
Sales charge (4.50% of offering price) (B)	0.55
Offering price	$12.24

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

1See Note 9 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

20

Statement of operations
Delaware International Bond Fund	Year ended October 31, 2011

Investment Income:
Interest		$493,647

Expenses:
Management fees	$85,249
Registration fees	31,932
Reports and statements to shareholders	18,665
Legal fees	13,879
Custodian fees	12,951
Audit and tax	12,766
Distribution expenses – Class A	8,094
Distribution expenses – Class C	298
Accounting and administration expenses	6,380
Dividend disbursing and transfer agent fees and expenses	5,272
Dues and services	4,299
Pricing fees	3,845
Trustees’ fees	890
Insurance fees	489
Consulting fees	136
Trustees’ expenses	68	205,213
Less fees waived		(91,888)
Less waived distribution expenses – Class A		(1,349)
Less fees paid indirectly		(333)
Total operating expenses		111,643
Net Investment Income		382,004

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments		355,938
Foreign currencies		2,399,201
Foreign currency exchange contracts		(154,380)
Futures contracts		1,334
Swap contracts		(14,489)
Net realized gain		2,587,604
Net change in unrealized appreciation/depreciation of investments		(2,889,582)
Net Realized and Unrealized Loss on Investments		(301,978)

Net Increase in Net Assets Resulting from Operations		$80,026

See accompanying notes, which are an integral part of the financial statements.

21

Statements of changes in net assets
Delaware International Bond Fund

	Year Ended
	10/31/11	10/31/10
Increase (Decrease) in Net Assets from Operations:
Net investment income	$382,004	$483,895
Net realized gain on investments	2,587,604	300,707
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	(2,889,582)	1,035,146
Net increase in net assets resulting from operations	80,026	1,819,748

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(951,076)	(2,076,030)
Class C	(1,007)	—
Institutional Class	(98)	—
	(952,181)	(2,076,030)

Capital Share Transactions:
Proceeds from shares sold:
Class A	20,541,599	—
Class C	179,034	—
Class R	36	—
Institutional Class	21,406	—

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	951,031	2,076,030
Class C	952	—
Institutional Class	98	—

Net assets from Reorganization*
Class A	—	—
	21,644,156	2,076,030

22

	Year Ended
	10/31/11	10/31/10
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(31,645,919)	$—
Class C	(10,000)	—
Institutional Class	(5,502)	—
	(31,661,421)	—
Increase (Decrease) in net assets derived from
capital share transactions	(9,967,265)	2,076,030
Net Increase (Decrease) in Net Assets	(10,839,420)	1,819,748

Net Assets:
Beginning of year	21,358,220	19,538,472
End of year (including undistributed net investment income
of $2,259,711 and $493,474, respectively)	$10,518,800	$21,358,220

*See Note 7 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

23

Financial highlights
Delaware International Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] Effective July 28, 2011, the Fund received all of the assets and liabilities of the Delaware Pooled® Trust – The International Fixed Income Portfolio (the Portfolio). The Class A shares financial highlights for the periods prior to July 28, 2011 reflect the performance of the Institutional Class shares of the Portfolio. Fees paid by Portfolio were less than Class A share fees, and performance would have been lower if Class A fees were paid. See Note 2 in “Notes to financial statements.”

[2] The average shares outstanding method has been applied for per share information.

See accompanying notes, which are an integral part of the financial statements.

24

Year Ended
10/31/11[1]	10/31/10[1]	10/31/09[1]	10/31/08[1]	10/31/07[1]
$12.140	$12.430	$11.570	$11.740	$10.940

0.269	0.279	0.876	0.265	0.245
(0.124)	0.752	1.173	0.189	0.686
0.145	1.031	2.049	0.454	0.931

(0.595)	(1.321)	(1.189)	(0.624)	(0.131)
(0.595)	(1.321)	(1.189)	(0.624)	(0.131)

$11.690	$12.140	$12.430	$11.570	$11.740

1.52%	9.33%	18.86%	4.04%	8.60%

$10,337	$21,358	$19,538	$29,815	$32,169
0.72%	0.60%	0.60%	0.60%	0.61%

1.28%	0.81%	0.79%	0.72%	0.72%
2.33%	2.48%	7.73%	2.22%	2.22%

1.77%	2.27%	7.54%	2.10%	2.11%
151%	31%	98%	26%	49%

[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value, and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

25

Financial highlights
Delaware International Bond Fund Class C

Selected data for each share of the Fund outstanding throughout the period were as follows:

7/28/11[1]
to
10/31/11
Net asset value, beginning of period	$12.020

Loss from investment operations:
Net investment loss[2]	(0.025)
Net realized and unrealized loss on investments and foreign currencies	(0.218)
Total from investment operations	(0.243)

Less dividends and distributions from:
Net investment income	(0.087)
Total dividends and distributions	(0.087)

Net asset value, end of period	$11.690

Total return[3]	(2.03% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$166
Ratio of expenses to average net assets	1.85%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	3.84%
Ratio of net investment loss to average net assets	(0.81% )
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(2.80% )
Portfolio turnover	151% [4]

[1] Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during the period shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4] Portfolio Turnover is representative of the Fund for the period November 1, 2010 through October 31, 2011.

See accompanying notes, which are an integral part of the financial statements.

26

Delaware International Bond Fund Class R

Selected data for each share of the Fund outstanding throughout the period were as follows:

7/28/11[1]
to
10/31/11
Net asset value, beginning of period	$12.020

Loss from investment operations:
Net investment loss[2]	(0.013)
Net realized and unrealized loss on investments and foreign currencies	(0.215)
Total from investment operations	(0.228)

Less dividends and distributions from:
Net investment income	(0.102)
Total dividends and distributions	(0.102)

Net asset value, end of period	$11.690

Total return[3]	(1.91% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$—
Ratio of expenses to average net assets	1.35%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	3.44%
Ratio of net investment loss to average net assets	(0.31% )
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(2.40% )
Portfolio turnover	151% [4]

[1] Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during the period shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

[4] Portfolio Turnover is representative of the Fund for the period November 1, 2010 through October 31, 2011.

See accompanying notes, which are an integral part of the financial statements.

27

Financial highlights
Delaware International Bond Fund Institutional Class

Selected data for each share of the Fund outstanding throughout the period were as follows:

7/28/11[1]
to
10/31/11
Net asset value, beginning of period	$12.020

Income (loss) from investment operations:
Net investment income[2]	0.006
Net realized and unrealized loss on investments and foreign currencies	(0.218)
Total from investment operations	(0.212)

Less dividends and distributions from:
Net investment income	(0.118)
Total dividends and distributions	(0.118)

Net asset value, end of period	$11.690

Total return[3]	(1.77% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$16
Ratio of expenses to average net assets	0.85%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.84%
Ratio of net investment income to average net assets	0.19%
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(1.80% )
Portfolio turnover	151% [4]

[1] Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during the period shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4] Portfolio Turnover is representative of the Fund for the period November 1, 2010 through October 31, 2011.

See accompanying notes, which are an integral part of the financial statements.

28

Notes to financial statements
Delaware International Bond Fund	October 31, 2011

Delaware Group® Advisor Funds (Trust) is organized as Delaware statutory trust and offers three series: Delaware Diversified Income Fund, Delaware International Bond Fund and Delaware U.S. Growth Fund. These financial statements and the related notes pertain to the Delaware International Bond Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek total return.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

29

Notes to financial statements
Delaware International Bond Fund

1. Significant Accounting Policies (continued)

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (October 31, 2008–October 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At October 31, 2011, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

30

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended October 31, 2011.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. The expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended October 31, 2011, the Fund earned the $333 under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Effective July 15, 2011, DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan expenses and certain nonroutine expenses) do not exceed 0.85% of average daily net assets of the Fund through July 28, 2012. Prior to July 15, 2011, DMC had contractually agreed to waive its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses did not exceed 0.60% of average daily net assets of the Fund. For purposes of these waiver and reimbursement, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund’s Board and DMC. This expense waiver and reimbursement applies only to expenses paid directly by the Fund.

31

Notes to financial statements
Delaware International Bond Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended October 31, 2011, the Fund was charged $803 for these services.

DSC also provides dividend disbursing and transfer agency services. Prior to July 18, 2011, the Fund paid DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services. Effective July 18, 2011, the Fund pays DSC a monthly asset-based fee for these services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares and 0.60% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and service expenses. Class C, Class R and Institutional Class were first available on July 28, 2011. DDLP has contracted to waive distribution and service fees of Class A and Class R shares from exceeding 0.25% and 0.50%, respectively, of average daily net assets through July 28, 2012.

At October 31, 2011, the Fund had receivables due from or liabilities payable to affiliates as follows:

Receivable from DMC under expense limitation agreement	$10,575
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	(257)
Distribution fees payable to DDLP	(2,513)
Other expenses payable to DMC and affiliates*	(72)

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended October 31, 2011, the Fund was charged $359 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended October 31, 2011, DDLP earned $157 for commissions on sales of the Fund’s Class A shares.

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Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended October 31, 2011, the Fund made purchases of $20,904,636 and sales of $30,619,557 of investment securities other than U.S. government securities and short-term investments. For the year ended October 31, 2011, the Fund made purchases of $ 2,218,576 and sales of $ 2,327,663 of long-term U.S. government securities.

At October 31, 2011, the cost of investments for federal income tax purposes was $10,337,896. At October 31, 2011, the net unrealized appreciation was $ 182,234, of which $ 254,724 related to unrealized appreciation of investments and $ 72,490 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1	–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2	–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3	–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

33

Notes to financial statements
Delaware International Bond Fund

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of October 31, 2011:

Level 2
Corporate Bonds	$4,222,251
Foreign Debt	5,997,725
Short-Term Investments	300,154
Total	$10,520,130

Foreign Currency Exchange Contracts	$(50,810)

There were no unobservable inputs used to value investments at the beginning or end of the year.

During the year ended October 31, 2011, there were no transactions between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended October 31, 2011 and 2010 was as follows:

	Year Ended
	10/31/11	10/31/10
Ordinary income	$952,181	$2,076,030

5. Components of Net Assets on a Tax Basis

As of October 31, 2011, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$8,417,760
Undistributed ordinary income	2,288,937
Distributions payable	(100)
Capital loss carryforwards	(299,029)
Other temporary differences	(78,159)
Unrealized appreciation of investments and foreign currencies	189,391
Net assets	$10,518,800

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The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of foreign currency exchange contracts, tax deferral of losses on straddles, tax treatment of market discount and premium on debt instruments, contingent payment debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, market discount and premium on certain debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended October 31, 2011, the Fund recorded the following reclassifications:

Undistributed net investment income	$2,336,414
Accumulated net realized gain	(2,336,414)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $52,007 was utilized in 2011. Capital loss carryforwards remaining at October 31, 2011 will expire as follows: $ 254,415 expires in 2014, $21,289 expires in 2016 and $23,325 expires in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

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Notes to financial statements
Delaware International Bond Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	10/31/11	10/31/10
Shares Sold:
Class A	1,743,017	—
Class C	14,949	—
Class R	3	—
Institutional Class	1,808	—

Shares issued upon reinvestment of dividends and distributions:
Class A	86,604	187,706
Class C	80	—
Institutional Class	8	—
	1,846,469	187,706

Shares repurchased:
Class A	(2,704,637)	—
Class C	(821)	—
Institutional Class	(479)	—
	(2,705,937)	—
Net increase (decrease)	(859,468)	187,706

7. Fund Reorganization

Following the close of business on July 28, 2011, pursuant to a Plan of Reorganization (Reorganization), the Fund received all of the assets and liabilities of The International Fixed Income Portfolio, a series of the Delaware Pooled® Trust (Portfolio). The shareholders of the Portfolio received Class A shares of the Fund with an aggregate net asset value equal to the aggregate net asset value of their shares in the Portfolio immediately prior to the Reorganization, shown as in the following table:

	Shares Prior to	Shares After
	Reorganization	Reorganization	Value
Class A	—	866,702	$10,430,781
Institutional Class	866,702	—	10,430,781

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The Reorganization was treated as a tax-free reorganization for federal income purposes and, accordingly, the basis of the assets of the Fund reflected the historical basis of the assets of the Portfolio as of the date of the Reorganization. For financial reporting purposes, the Portfolio’s operating history prior to the Reorganization is reflected in the Fund’s financial statements and financial highlights. The net assets, net unrealized appreciation and accumulated net realized loss of the Acquired Fund as of the close of business on July 27, were as follows:

Net assets	$10,480,781
Accumulated net realized loss	1,890,587
Net unrealized appreciation	942,547

8. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $35,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The agreement expired on November 16, 2010.

The Fund, along with the other Participants, entered into amendments to the agreement for a $50,000,000 and $100,000,000 revolving line of credit on November 16, 2010 and August 1, 2011, respectively. The line of credit under the agreement as amended expired on November 15, 2011.

On November 15, 2011, the Fund, along with the other Participants, entered into an amendment to the agreement for a $125,000,000 revolving line of credit. The agreement is to be used as described above and operates in substantially the same manner as the original agreement. The agreement expires on November 13, 2012. The Fund had no amounts outstanding as of October 31, 2011 or at any time during the period then ended.

9. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

37

Notes to financial statements
Delaware International Bond Fund

9. Derivatives (continued)

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. No futures contracts were outstanding at October 31, 2011.

Swap Contracts — The Fund may enter into inflation swaps and CDS contracts in the normal course of pursuing its investment objectives. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Inflation Swaps. Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as

38

London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended October 31, 2011, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment, such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the statement of net assets. No swap contracts were outstanding at October 31, 2011.

39

Notes to financial statements
Delaware International Bond Fund

9. Derivatives (continued)

For the year ended October 31, 2011, the Fund’s average volume of derivative activities is as follows:

	Asset	Liability
	Derivative	Derivative
	Volume	Volume
Forward Foreign Currency Contracts (Average Cost)	$1,019,963	$782,205
Futures Contracts (Average Market Value)	185,282	—
Swap Contracts (Average Notional Value)	—	257,959

10. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up

40

for this shortfall. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower. The Fund had no securities out on loan as of October 31, 2011.

11. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid

41

Notes to financial statements
Delaware International Bond Fund

11. Credit and Market Risk (continued)

securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of October 31, 2011, no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. As of October 31, 2011, no securities have been determined be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the statement of net assets.

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Subsequent Events

Management has determined that no other material events or transactions occurred subsequent to October 31, 2011 that would require recognition or disclosure in the Fund’s financial statements.

14. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring designation, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended October 31, 2011, the Fund designates distributions paid during the year as follows:

(A) Ordinary Income Distributions* (Tax Basis)	100%

(A) is based on a percentage of the Fund’s total distributions.

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Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group Adviser Funds and the Shareholders of
Delaware International Bond Fund (formerly The International Fixed Income Portfolio):

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware International Bond Fund (formerly The International Fixed Income Portfolio) (one of the series constituting Delaware Group Adviser Funds, hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the three years in the period ended October 31, 2009 were audited by other independent accountants whose report dated December 22, 2009 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 22, 2011

43

Other Fund information
(Unaudited)
Delaware International Bond Fund

Board Consideration of Investment Advisory and Sub-Advisory Agreements

At a meeting held on November 16-18, 2010 (the “Meeting”), the Board of Trustees of the Delaware Investments Family of Funds (the “Board”), including the independent Trustees, unanimously approved investment advisory and investment sub-advisory agreements for the Delaware International Bond Fund (the “Fund”). In making its decision, the Board considered information furnished specifically in connection with the approval of the investment advisory agreement with Delaware Management Company (“DMC”) and sub-advisory agreement with Macquarie Investment Management Limited (“MIML”).

In considering information relating to the approval of the Fund’s advisory and sub-advisory agreements, the independent Trustees received assistance and advice from and met separately with counsel to the independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract approval considerations.

Nature, Extent and Quality of Service. The Board considered the services to be provided by Delaware Investments and MIML to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board noted that reports will be furnished to it throughout the year at regular Board meetings covering matters such as relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC, MIML and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and sub-advisor and the emphasis placed on research in the investment process. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Delaware Investments fund matters. The Board also considered the transfer agent and shareholder services provided to other Delaware Investments fund shareholders by DMC’s affiliate, DSC, and noted DSC’s high level of service. The Board also noted that Management finished upgrading investment accounting functions through outsourcing to improve the quality and lower the cost of delivering investment accounting services to the Delaware Investments funds. The Board once again noted the benefits that will be provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

44

Investment Performance. The Board considered the investment performance of DMC and MIML in the international fixed income space and noted international bond expertise of the Delaware Investments funds, DMC and MIML.

Comparative Expenses. The Board considered management fee and total expense comparison data for the Fund and other comparable funds presented in the Board materials. Management provided the Board with information on pricing levels and fee structures for the Fund. The Board focused on the comparative analysis of the effective management fees and total expense ratios of the Fund versus the effective management fees and expense ratios of a group of similar funds (the “Expense Group”). The Board was satisfied with the proposed management fee and total expenses of the Fund in comparison to other similar international bond funds.

Management Profitability. The Board considered the level of potential profits to be realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the pro forma expense statement for the Fund included in the Board materials, which reflected varying projected levels of expense reimbursement at varying asset levels. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from Delaware Investments fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of Delaware Investments fund brokerage to improve trading efficiencies. The Board found that the proposed level of management fees was reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are expected to be realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees considered the standardized advisory fee pricing and structure, approved by the Board and shareholders. The Board noted that the fee under the Fund’s proposed management contract fell within the standard fee structure for standard international bond funds. Management believed, and the Board agreed, that the Fund was priced with a relatively low management fee.

45

Other Fund information
(Unaudited)
Delaware International Bond Fund

Change in Independent Registered Public Accounting Firm

Due to independence matters under the Securities and Exchange Commission’s auditor independence rules relating to the January 4, 2010 acquisition of Delaware Investments (including DMC, DDLP and DSC) by Macquarie Group, Ernst & Young LLP (E&Y) resigned as the independent registered public accounting firm for the International Fixed Income Portfolio (the Portfolio) of Delaware Pooled Trust (the Trust) effective May 20, 2010. The Portfolio was reorganized into the Delaware International Bond Fund (the Fund) on July 28, 2011. Information in the Fund’s financial statements for periods prior to July 28, 2011 relates to the Portfolio. At a meeting held on May 20, 2010, the Board of Trustees of the Trust, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (PwC) to serve as the independent registered public accounting firm for the Portfolio for the fiscal year ending October 31, 2010. During the fiscal years ended October 31, 2009 and 2008, E&Y’s audit reports on the financial statements of the Portfolio did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Trust and E&Y on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the disagreement in their reports. Neither the Trust nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Portfolio’s financial statements.

46

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne1	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

48

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	74	Director and Audit
various executive capacities		Committee Member
at different times at		Kaydon Corp.
Delaware Investments.[2]
Board of Governors Member
Investment Company
Institute (ICI)

Finance Committee Member
St. John Vianney Roman
Catholic Church

Board of Trustees
Agnes Irwin School

Member of Investment
Committee
Cradle of Liberty Council,
BSA
(2007–2010)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

49

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

50

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	74	Chairman of Investment
(March 2004–Present)		Committee
		Pennsylvania Academy of
Investment Manager		Fine Arts
Morgan Stanley & Co.
(January 1984–March 2004)		Investment Committee and
		Governance Committee
		Member
		Pennsylvania Horticultural
		Society

		Director
		Bryn Mawr Bank Corp. (BMTC)
		(2007–2011)

President	74	Board of Governors Member —
Drexel University		NASDAQ OMX PHLX LLC
(August 2010–Present)
		Director and Audit
President		Committee Member
Franklin & Marshall College		Community Health Systems
(July 2002–July 2010)
		Director — Ecore
		International
		(2009–2010)

		Director — Allied
		Barton Securities Holdings
		(2005–2008)

Managing Director	74	None
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	74	None
Assurant, Inc. (Insurance)
(2002–2004)

51

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

52

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Consultant	74	Director and Audit
ARL Associates		Committee Chair
(Financial Planning)		Systemax Inc.
(1983–Present)		(2001–2009)

Director and Audit
Committee Chairperson
Andy Warhol Foundation
(1999–2007)

Executive Advisor to Dean	74	Trust Manager — Camden
(since August 2011) and		Property Trust
Interim Dean		(since August 2011)
(January 2011–July 2011) —
University of Miami School of		Board of Trustees
Business Administration		Thunderbird School of
Global Management
President — U.S. Trust,		(2007–2011)
Bank of America Private
Wealth Management		Board of Trustees
(Private Banking)		Carrollton School of the
(July 2007–December 2008)		Sacred Heart
(since 2007)
President and Director
(November 2005–June 2007) and		Board Member
Chief Executive Officer		Foreign Policy Association
(April 2007–June 2007) —		(since 2006)
U.S. Trust Company
(Private Banking)		Board of Trustees
Georgetown Preparatory School
(2005–2011)

Board of Trustees
Miami City Ballet
(2000–2011)

Board of Trustees
St. Thomas University
(2005–2011)

53

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

54

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	74	Director and Audit
(January 2006–Present)		Committee Member
Vice President — Mergers & Acquisitions		Okabena Company
(January 2003–January 2006), and
Vice President and Treasurer		Chair — 3M
(July 1995–January 2003)		Investment Management
3M Corporation		Company

Founder	74	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director
Founder		Oxigene, Inc.
Sutton Asset Management		(2003–2008)
(Hedge Fund)
(September 1996–Present)

55

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

56

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	74	None[3]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	74	None[3]
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	74	None[3]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	74	None[3]
various executive capacities
at different times at
Delaware Investments.

3 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

57

About the organization

Board of trustees
Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments®
Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Drexel University
Philadelphia, PA
	Anthony D. Knerr Founder and Managing Director Anthony Knerr & Associates New York, NY Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA	Ann R. Leven Consultant ARL Associates New York, NY Frances A. Sevilla-Sacasa Executive Advisor to Dean, University of Miami School of Business Administration Coral Gables, FL	Janet L. Yeomans Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers
David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Senior Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware International Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s website at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at www.delawareinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

58

Annual report Delaware U.S. Growth Fund October 31, 2011 U.S. growth equity mutual fund
Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware U.S. Growth Fund at www.delawareinvestments.com.

Manage your investments online

  24-hour access to your account information
  Obtain share prices
  Check your account balance and recent transactions
  Request statements or literature
  Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware U.S. Growth Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Portfolio management review	1
Performance summary	3
Disclosure of Fund expenses	6
Security type/sector allocation and
top 10 equity holdings	8
Statement of net assets	9
Statement of operations	13
Statements of changes in net assets	14
Financial highlights	16
Notes to financial statements	26
Report of independent registered
public accounting firm	36
Other Fund information	37
Board of trustees/directors and
officers addendum	42
About the organization	52

Unless otherwise noted, views expressed herein are current as of Oct. 31, 2011, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2011 Delaware Management Holdings, Inc.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware U.S. Growth Fund	November 8, 2011

Performance preview (for the year ended October 31, 2011)
Delaware U.S. Growth Fund (Class A shares)	1-year return	+11.23%
Russell 1000® Growth Index (benchmark)	1-year return	+9.92%

Past performance does not guarantee future results.
For complete, annualized performance for Delaware U.S. Growth Fund, please see the table on page 3.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

The beginning of the Fund’s fiscal year was defined largely by concerns surrounding the high levels of government debt in Europe — and indeed this was a major story. Ultimately, however, the first few months of the Fund’s fiscal year were marked by double-digit returns of the broad market S&P 500® Index. These strong returns largely resulted from several macroeconomic developments that included: the injection of additional stimulus by the Federal Reserve, a bipartisan deal to extend the Bush-era tax cuts (which also included stimulus measures), and a continuation of slowly improving economic conditions in the United States. (Data: Bloomberg.)

Equity investors largely celebrated this double dose of stimulus, appearing to discern that it could provide a firm footing under what has been a slowly improving U.S. economy. The Conference Board Leading Economic Index®, a composite average of several individual leading indicators, also showed signs of steady gains during the first few months of the Fund’s fiscal year, while the 2010 holiday shopping season was the strongest recorded since 2007. Amid these improvements, however, it’s important to note that many employers remained reluctant to add to payrolls, and unemployment continued to hold at just under 10% at the end of 2010. (Source: Dow Jones.)

The U.S. (and global) economy continued to face a series of headwinds during the first few months of the Fund’s fiscal year. Sharp increases in food and energy prices, as well as a continued slow housing market paled in comparison, however, to the shock delivered by the tragic earthquake, tsunami, and subsequent nuclear crisis in Japan in March 2011. Political uncertainties proved troublesome, as protests erupted across the Middle East and North Africa. Nevertheless, investors generally remained resilient through this unusual range of tumultuous events.

In the spring and summer of 2011, many investors focused their attention on the high levels of sovereign debt across the developed world (particularly in Greece), fearing that reductions in spending could exacerbate declining economic growth. Major equity indices reflected the increased level of uncertainty, generally declining through most of May and much of June. Even prices of procyclical commodities such as oil and copper showed signs of correction during this period.

This trend continued toward the end of the fiscal year and market activity largely centered on the daily news coming out of the euro zone, which was predominantly

1

Portfolio management review
Delaware U.S. Growth Fund

negative. Investors got a late reprieve as European leaders seemed to make headway on a deal to aid Greece and other countries, but some viewed the run-up in October as more of a technical bounce. Throughout the Fund’s fiscal year, volatility ruled as each new data point (often contradictory to the one before it) sent stocks dramatically higher or lower with little rhyme or reason. Though the period ended on a positive note and with a solid return for the fiscal year, plenty of headwinds continue to exist throughout the global economy and we believe the post-recession recovery may be on hold for the time being.

Fund performance

For its fiscal year ended Oct. 31, 2011, Delaware U.S. Growth Fund returned +11.23% for Class A shares at net asset value and +4.84% at maximum offer price (both figures reflect all distributions reinvested). The Fund’s benchmark, the Russell 1000 Growth Index, returned +9.92% for the same period. For the complete annualized performance of Delaware U.S. Growth Fund, please see the table on page 3.

MasterCard was one of the Fund’s top contributors — we continued to hold the stock even through talks of credit/debit card transaction fee reductions as part of the financial overhaul legislation. We believed banks would be affected far more than credit card companies whose related fees were much smaller. When investors, anticipating reform measures, seemed to punish the stock, we used the opportunity to add to the Fund’s position. When the Fed announced final recommendations that were more favorable than initially feared, investors were able to focus on strong company fundamentals and the growing global trend of consumers shifting from paper to plastic in their purchasing habits.

Priceline.com was another solid contributor and its “name your own price” model seemed to fit in well with today’s value-conscious consumer. While this business model is attractive, the more interesting story, in our view, is the company’s higher-margin European online business, which matches travelers with smaller independent hotels that are more prevalent abroad than the large chains. This segment has represented the real growth of priceline.com and the company hopes to match its success in other fragmented hotel markets, such as those in Asia.

Staples, the nation’s largest office supply retailer, was a notable detractor. During the Fund’s fiscal year, many investors grew concerned about growth prospects for the office supply space as a whole, as Staples missed earnings and revenue forecasts in the weaker economy. While consumers and businesses have generally remained quite cost conscious, Staples has gained market share at home and abroad, and we believe the company looks primed to benefit from a future recovery.

Crown Castle International, which operates and leases wireless towers throughout the U.S., also posted negative returns due to investor fears that potential industry consolidations would slow plans for infrastructure spending. While a proposed merger now faces antitrust issues, Crown Castle has continued to report solid earnings from enhanced wireless demand and investors seem to be regaining confidence.

Regardless of the economic outcome, we remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

2

Performance summary
Delaware U.S. Growth Fund	October 31, 2011

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund performance[1,2]	Average annual total returns through Oct. 31, 2011
	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 3, 1993)
Excluding sales charge	+11.23%	+2.68%	+2.40%	n/a
Including sales charge	+4.84%	+1.47%	+1.80%	n/a
Class B (Est. March 29, 1994)
Excluding sales charge	+10.39%	+1.91%	+1.82%	n/a
Including sales charge	+6.39%	+1.49%	+1.82%	n/a
Class C (Est. May 23, 1994)
Excluding sales charge	+10.46%	+1.91%	+1.67%	n/a
Including sales charge	+9.46%	+1.91%	+1.67%	n/a
Class R (Est. June 2, 2003)
Excluding sales charge	+10.98%	+2.43%	n/a	+4.50%
Including sales charge	+10.98%	+2.43%	n/a	+4.50%
Institutional Class (Est. Feb. 3, 1994)
Excluding sales charge	+11.48%	+2.94%	+2.69%	n/a
Including sales charge	+11.48%	+2.94%	+2.69%	n/a

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 4. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets from Feb. 28, 2011, through Feb. 28, 2012.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after

3

Performance summary
Delaware U.S. Growth Fund

purchase. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, which has been limited contractually to 0.50% from Feb. 28, 2011, through Feb. 28, 2012.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding certain fees and expenses) from exceeding 0.85% of the Fund’s average daily net assets from Feb. 28, 2011, through Feb. 28, 2012. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses	1.26%	1.96%	1.96%	1.56%	0.96%
(without fee waivers)
Net expenses	1.10%	1.85%	1.85%	1.35%	0.85%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

4

Performance of a $10,000 investment1
Average annual total returns from Oct. 31, 2001, through Oct. 31, 2011

For period beginning Oct. 31, 2001, through Oct. 31, 2011	Starting value	Ending value
Russell 1000 Growth Index	$10,000	$14,183
Delaware U.S. Growth Fund — Class A Shares	$9,425	$12,031

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Oct. 31, 2001, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 4. Please note additional details on pages 3 through 5.

The chart also assumes $10,000 invested in the Russell 1000 Growth Index as of Oct. 31, 2001. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DUGAX	245917505
Class B	DEUBX	245917604
Class C	DEUCX	245917703
Class R	DEURX	245917711
Institutional Class	DEUIX	245917802

5

Disclosure of Fund expenses
For the six-month period from May 1, 2011 to October 31, 2011

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2011 to October 31, 2011.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

6

Delaware U.S. Growth Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	5/1/11	10/31/11	Expense Ratio	5/1/11 to 10/31/11*
Actual Fund return
Class A	$1,000.00	$963.30	1.10%	$5.44
Class B	1,000.00	959.30	1.85%	9.14
Class C	1,000.00	959.70	1.85%	9.14
Class R	1,000.00	961.90	1.35%	6.68
Institutional Class	1,000.00	964.60	0.85%	4.21
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.66	1.10%	$5.60
Class B	1,000.00	1,015.88	1.85%	9.40
Class C	1,000.00	1,015.88	1.85%	9.40
Class R	1,000.00	1,018.40	1.35%	6.87
Institutional Class	1,000.00	1,020.92	0.85%	4.33

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

Security type/sector allocation and
top 10 equity holdings
Delaware U.S. Growth Fund	As of October 31, 2011

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type/sector	Percentage of net assets
Common Stock²	98.60%
Consumer Discretionary	17.77%
Consumer Staples	2.68%
Energy	7.09%
Financials	17.86%
Healthcare	9.55%
Materials & Processing	2.88%
Producer Durables	8.23%
Technology	32.54%
Short-Term Investments	0.83%
Securities Lending Collateral	1.47%
Total Value of Securities	100.90%
Obligation to Return Securities Lending Collateral	(1.62%)
Receivables and Other Assets Net of Other Liabilities	0.72%
Total Net Assets	100.00%

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Apple	7.55%
Visa Class A	5.23%
MasterCard Class A	5.20%
Google Class A	5.06%
QUALCOMM	4.97%
EOG Resources	4.81%
Allergan	4.76%
Intuit	4.09%
IntercontinentalExchange	4.00%
Apollo Group Class A	3.95%

8

Statement of net assets
Delaware U.S. Growth Fund	October 31, 2011

	Number of shares	Value
Common Stock – 98.60%²
Consumer Discretionary – 17.77%
† Apollo Group Class A	536,200	$25,389,070
*† Ctrip.com International ADR	377,800	13,170,108
Lowe’s	686,800	14,436,536
NIKE Class B	205,300	19,780,655
† priceline.com	49,175	24,967,131
Staples	1,090,825	16,318,742
		114,062,242
Consumer Staples – 2.68%
Walgreen	518,500	17,214,200
		17,214,200
Energy – 7.09%
El Paso	585,700	14,648,357
EOG Resources	345,400	30,889,122
		45,537,479
Financials – 17.86%
CME Group	79,800	21,989,688
† IntercontinentalExchange	197,900	25,703,252
MasterCard Class A	96,125	33,378,445
Visa Class A	360,050	33,578,263
		114,649,648
Healthcare – 9.55%
Allergan	363,000	30,535,560
Novo Nordisk ADR	172,850	18,373,955
Perrigo	137,131	12,380,187
		61,289,702
Materials & Processing – 2.88%
† Syngenta ADR	303,300	18,522,531
		18,522,531
Producer Durables – 8.23%
Caterpillar	127,100	12,005,866
† Crown Castle International	591,700	24,472,712
Expeditors International of Washington	359,200	16,379,520
		52,858,098

9

Statement of net assets
Delaware U.S. Growth Fund

	Number of shares	Value
Common Stock (continued)
Technology – 32.54%
† Adobe Systems	621,600	$18,281,256
† Apple	119,725	48,462,286
† Google Class A	54,800	32,476,672
Intuit	489,600	26,276,832
† Polycom	584,106	9,655,272
QUALCOMM	617,800	31,878,480
† Teradata	297,100	17,724,986
VeriSign	753,400	24,176,606
		208,932,390
Total Common Stock (cost $487,744,380)		633,066,290

	Principal amount
Short-Term Investments – 0.83%
≠Discount Notes – 0.29%
Federal Home Loan Bank
0.003% 11/30/11	$1,370,104	1,370,093
0.01% 12/23/11	198,465	198,462
0.04% 11/2/11	61,566	61,566
Freddie Mac 0.05% 11/2/11	203,961	203,961
		1,834,082
Repurchase Agreements – 0.54%
BNP Paribas 0.08%, dated 10/31/11, to be
repurchased on 11/1/11, repurchase price
$3,493,008 (collateralized by U.S. government
obligations 0.25%-4.625% 2/29/12-2/15/21,
market value $3,562,860)	3,493,000	3,493,000
		3,493,000
Total Short-Term Investments (cost $5,327,090)		5,327,082

Total Value of Securities Before Securities
Lending Collateral – 99.43% (cost $493,071,470)		638,393,372

10

	Number of shares	Value
Securities Lending Collateral** – 1.47%
BNY Mellon SL DBT II Liquidating Fund	407,819	$395,054
Delaware Investments Collateral Fund No. 1	9,036,374	9,036,374
†@Mellon GSL Reinvestment Trust II	976,789	0
Total Securities Lending Collateral
(cost $10,420,982)		9,431,428

Total Value of Securities – 100.90%
(cost $503,492,452)		647,824,800 ©
Obligation to Return Securities
Lending Collateral** – (1.62%)		(10,420,982)
Receivables and Other Assets
Net of Other Liabilities – 0.72%		4,656,663
Net Assets Applicable to 40,935,485
Shares Outstanding – 100.00%		$642,060,481

Net Asset Value – Delaware U.S. Growth Fund
Class A ($60,615,220 / 4,051,439 Shares)		$14.96
Net Asset Value – Delaware U.S. Growth Fund
Class B ($3,288,361 / 253,653 Shares)		$12.96
Net Asset Value – Delaware U.S. Growth Fund
Class C ($13,456,029 / 957,659 Shares)		$14.05
Net Asset Value – Delaware U.S. Growth Fund
Class R ($1,696,587 / 115,690 Shares)		$14.66
Net Asset Value – Delaware U.S. Growth Fund
Institutional Class ($563,004,284 / 35,557,044 Shares)		$15.83

Components of Net Assets at October 31, 2011:
Shares of beneficial interest (unlimited authorization – no par)		$662,119,886
Undistributed net investment income		756,769
Accumulated net realized loss on investments		(165,148,522)
Net unrealized appreciation of investments		144,332,348
Total net assets		$642,060,481

11

Statement of net assets
Delaware U.S. Growth Fund

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non income producing security.
*	Fully or partially on loan.
≠	The rate shown is the effective yield at the time of purchase.
**	See Note 8 in “Notes to financial statements” for additional information on securities lending collateral.
@	Illiquid security. At October 31, 2011, the aggregate amount of illiquid securities was $0, which represented 0.00% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
©	Includes $9,764,948 of securities loaned. See Note 8 in “Notes to financial statements.”

Net Asset Value and Offering Price Per Share –
Delaware U.S. Growth Fund
Net asset value Class A (A)	$14.96
Sales charges (5.75% of offering price) (B)	0.91
Offering price	$15.87

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $50,000 or more.

ADR — American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

12

Statement of operations
Delaware U.S. Growth Fund	Year Ended October 31, 2011

Investment Income:
Dividends	$7,316,700
Securities lending income	34,950
Interest	2,381
Foreign tax withheld	(48,715)	$7,305,316

Expenses:
Management fees	4,090,301
Dividend disbursing and transfer agent fees and expenses	1,182,393
Distribution expenses – Class A	213,942
Distribution expenses – Class B	40,759
Distribution expenses – Class C	128,892
Distribution expenses – Class R	13,793
Accounting and administration expenses	251,677
Registration fees	88,569
Reports and statements to shareholders	80,131
Audit and tax	39,055
Trustees’ fees	33,378
Legal fees	31,598
Custodian fees	14,875
Insurance fees	13,834
Dues and services	12,770
Consulting fees	6,103
Pricing fees	2,660
Trustees’ expenses	2,323	6,247,053
Less fees waived		(403,986)
Less waived distribution expenses – Class A		(35,657)
Less waived distribution expenses – Class R		(2,299)
Less expense paid indirectly		(1,031)
Total operating expenses		5,804,080
Net Investment Income		1,501,236

Net Realized and Unrealized Gain on Investments:
Net realized gain on investments		38,547,284
Net change in unrealized appreciation/depreciation of investments		26,724,944
Net Realized and Unrealized Gain on Investments		65,272,228

Net Increase in Net Assets Resulting from Operations		$66,773,464

See accompanying notes, which are an integral part of the financial statements.

13

Statements of changes in net assets
Delaware U.S. Growth Fund

	Year Ended
	10/31/11	10/31/10
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$1,501,236	$(835,847)
Net realized gain on investments	38,547,284	14,624,855
Net change in unrealized
appreciation/depreciation of investments	26,724,944	100,691,570
Net increase in net assets resulting from operations	66,773,464	114,480,578

Dividends and Distributions to Shareholders from:
Net investment income:
Institutional Class	(744,467)	(349,440)
	(744,467)	(349,440)

Capital Share Transactions:
Proceeds from shares sold:
Class A	18,776,727	13,562,042
Class B	170,480	131,606
Class C	3,044,588	1,007,573
Class R	857,818	524,565
Institutional Class	169,967,936	87,905,203

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Institutional Class	595,168	289,308
	193,412,717	103,420,297

14

	Year Ended
	10/31/11	10/31/10
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(56,544,969)	$(75,368,545)
Class B	(1,736,808)	(2,214,571)
Class C	(3,364,554)	(3,962,567)
Class R	(1,751,349)	(928,884)
Institutional Class	(139,941,075)	(159,589,791)
	(203,338,755)	(242,064,358)
Decrease in net assets derived from
capital share transactions	(9,926,038)	(138,644,061)
Net Increase (Decrease) in Net Assets	56,102,959	(24,512,923)

Net Assets:
Beginning of year	585,957,522	610,470,445
End of year (including undistributed net investment
income of $756,769 and $-, respectively)	$642,060,481	$585,957,522

See accompanying notes, which are an integral part of the financial statements.

15

Financial highlights
Delaware U.S. Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income (loss) to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

16

Year Ended
10/31/11		10/31/10		10/31/09		10/31/08		10/31/07
$13.450		$11.100		$9.380		$15.760		$13.110

0.006		(0.038)		0.001		(0.019)		(0.036)
1.504		2.388		1.719		(6.361)		2.686
1.510		2.350		1.720		(6.380)		2.650

$14.960		$13.450		$11.100		$ 9.380		$15.760

11.23%		21.17%		18.34%		(40.49%	)	20.21%

$60,615		$89,259		$128,702		$127,819		$193,287
1.10%		1.07%		1.00%		1.01%		1.05%

1.21%		1.26%		1.31%		1.18%		1.18%
0.04%		(0.31%	)	0.00%		(0.15%	)	(0.26%	)

(0.07%	)	(0.50%	)	(0.31%	)	(0.32%	)	(0.39%	)
25%		22%		30%		35%		30%

17

Financial highlights
Delaware U.S. Growth Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

18

Year Ended
10/31/11		10/31/10		10/31/09		10/31/08		10/31/07
$11.740		$ 9.760		$ 8.310		$14.070		$11.790

(0.090)		(0.114)		(0.058)		(0.106)		(0.121)
1.310		2.094		1.508		(5.654)		2.401
1.220		1.980		1.450		(5.760)		2.280

$12.960		$11.740		$ 9.760		$ 8.310		$14.070

10.39%		20.29%		17.45%		(40.94%	)	19.34%

$3,288		$4,428		$5,564		$8,352		$19,350
1.85%		1.82%		1.75%		1.76%		1.76%

1.91%		1.96%		2.01%		1.88%		1.84%
(0.71%	)	(1.06%	)	(0.75%	)	(0.90%	)	(0.97%	)

(0.77%	)	(1.20%	)	(1.01%	)	(1.02%	)	(1.05%	)
25%		22%		30%		35%		30%

19

Financial highlights
Delaware U.S. Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.

2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

20

Year Ended
10/31/11		10/31/10		10/31/09		10/31/08		10/31/07
$12.720		$10.580		$ 9.010		$15.250		$12.780

(0.098)		(0.123)		(0.065)		(0.115)		(0.131)
1.428		2.263		1.635		(6.125)		2.601
1.330		2.140		1.570		(6.240)		2.470

$14.050		$12.720		$10.580		$ 9.010		$15.250

10.46%		20.23%		17.43%		(40.92%	)	19.33%

$13,456		$12,535		$13,112		$14,536		$24,406
1.85%		1.82%		1.75%		1.76%		1.76%

1.91%		1.96%		2.01%		1.88%		1.84%
(0.71%	)	(1.06%	)	(0.75%	)	(0.90%	)	(0.97%	)

(0.77%	)	(1.20%	)	(1.01%	)	(1.02%	)	(1.05%	)
25%		22%		30%		35%		30%

21

Financial highlights
Delaware U.S. Growth Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.

2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

22

Year Ended
10/31/11		10/31/10		10/31/09		10/31/08		10/31/07
$13.210		$10.930		$ 9.260		$15.600		$13.000

(0.030)		(0.067)		(0.022)		(0.050)		(0.065)
1.480		2.347		1.692		(6.290)		2.665
1.450		2.280		1.670		(6.340)		2.600

$14.660		$13.210		$10.930		$ 9.260		$15.600

10.98%		20.86%		18.03%		(40.64%	)	20.00%

$1,697		$2,375		$2,336		$2,055		$1,529
1.35%		1.32%		1.25%		1.26%		1.26%

1.51%		1.56%		1.61%		1.48%		1.44%
(0.21%	)	(0.56%	)	(0.25%	)	(0.40%	)	(0.47%	)

(0.37%	)	(0.80%	)	(0.61%	)	(0.62%	)	(0.65%	)
25%		22%		30%		35%		30%

23

Financial highlights
Delaware U.S. Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment loss
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.

2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

24

Year Ended
10/31/11	10/31/10	10/31/09	10/31/08		10/31/07
$14.220	$11.710	$ 9.890	$16.580		$13.750

0.045	(0.008)	0.024	0.014		0.005
1.587	2.527	1.813	(6.704)		2.825
1.632	2.519	1.837	(6.690)		2.830

(0.022)	(0.009)	(0.017)	—		—
(0.022)	(0.009)	(0.017)	—		—

$15.830	$14.220	$11.710	$ 9.890		$16.580

11.48%	21.42%	18.48%	(40.35%	)	20.58%

$563,004	$477,361	$460,756	$542,554		$671,819
0.85%	0.82%	0.75%	0.76%		0.76%

0.91%	0.96%	1.01%	0.88%		0.84%
0.29%	(0.06% )	0.25%	0.10%		0.03%

0.23%	(0.20% )	(0.01% )	(0.02%	)	(0.05%	)
25%	22%	30%	35%		30%

25

Notes to financial statements
Delaware U.S. Growth Fund	October 31, 2011

Delaware Group® Adviser Funds (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Diversified Income Fund, Delaware International Bond Fund and Delaware U.S. Growth Fund. These financial statements and the related notes pertain to Delaware U.S. Growth Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek long-term capital appreciation by investing in equity securities of companies believed to have the potential for sustainable free cash flow growth.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between bid and ask prices, which approximates fair value. Investment company securities are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign

26

securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (October 31, 2008 – October 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 31, 2011.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance

27

Notes to financial statements
Delaware U.S. Growth Fund

1. Significant Accounting Policies (continued)

with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $4,071 for the year ended October 31, 2011. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended October 31, 2011.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset transfer agent fees. The expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended October 31, 2011, the Fund earned $ 1,031 under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on the average daily net assets in excess $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan and certain other expenses) do not exceed 0.85% of average daily net assets of the Fund through February 28, 2012. This waiver and reimbursement may only be terminated by agreement of the Manager and the Fund. This expense waiver and reimbursement applies only to expenses paid directly by the Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of

28

the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended October 31, 2011, the Fund was charged $ 31,678 for these services.

DSC also provides dividend disbursing and transfer agency services. Prior to July 18, 2011, the Fund paid DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services. Effective July 18, 2011, the Fund pays DSC a monthly asset-based fee for these services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and Class C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to waive distribution and service fees through February 28, 2012 in order to prevent distribution and service fees of Class A and Class R shares from exceeding 0.25% and 0.50%, respectively, of average daily net assets.

At October 31, 2011, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$309,372
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	15,391
Distribution fees payable to DDLP	26,478
Other expenses payable to DMC and affiliates*	5,122

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended October 31, 2011, the Fund was charged $11,553 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended October 31, 2011, DDLP earned $9,156 for commissions on sales of the Fund’s Class A shares. For the year ended October 31, 2011, DDLP received gross CDSC commissions of $0, $1,567, and $ 669 on redemption of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

29

Notes to financial statements
Delaware U.S. Growth Fund

3. Investments

For the year ended October 31, 2011, the Fund made purchases of $158,217,777 and sales of $173,028,652 of investment securities other than short-term investments.

At October 31, 2011, the cost of investments for federal income tax purposes was $512,847,736. At October 31, 2011, net unrealized appreciation was $134,977,064, of which $162,014,658 related to unrealized appreciation of investments and $27,037,594 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 –	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 –	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of October 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock	$633,066,290	$—	$—	$633,066,290
Short Term Investments	3,493,000	1,834,082	—	5,327,082
Securities Lending Collateral	—	9,431,428	—	9,431,428
Total	$636,559,290	$11,265,510	$—	$647,824,800

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The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Lending
Collateral
Balance as of 10/31/10	$53,192
Sales	(52,062)
Net change in unrealized appreciation/depreciation	(1,130)
Balance as of 10/31/11	$—

Net change in unrealized appreciation/depreciation
from investments still held as of 10/31/11	$(50,500)

During the year ended October 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended October 31, 2011 and 2010 was as follows:

	Year Ended
	10/31/11	10/31/10
Ordinary income	$744,467	$349,440

5. Components of Net Assets on a Tax Basis

As of October 31, 2011, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$662,119,886
Undistributed ordinary income	756,769
Capital loss carryforwards	(155,793,238)
Unrealized appreciation of investments	134,977,064
Net assets	$642,060,481

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For federal income tax purposes, capital loss carryforward may be carried forward and applied against future capital gains. $38,861,330 was utilized in October 31, 2011. Capital loss carryforwards remaining at October 31, 2011 will expire as follows: 155,793,238 expires in 2017.

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Notes to financial statements
Delaware U.S. Growth Fund

5. Components of Net Assets on a Tax Basis (continued)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	10/31/11	10/31/10
Shares sold:
Class A	1,280,410	1,110,084
Class B	13,679	12,142
Class C	217,453	86,550
Class R	59,998	44,064
Institutional Class	10,998,934	6,777,567

Shares issued upon reinvestment of dividends and distributions:
Institutional Class	39,784	22,979
	12,610,258	8,053,386
Shares repurchased:
Class A	(3,867,181)	(6,066,063)
Class B	(137,165)	(204,833)
Class C	(244,978)	(340,317)
Class R	(124,051)	(77,950)
Institutional Class	(9,061,340)	(12,551,403)
	(13,434,715)	(19,240,566)
Net decrease	(824,457)	(11,187,180)

For the years ended October 31, 2011 and 2010, 75,628 Class B shares were converted to 65,761 Class A shares valued at $ 946,603 and 121,546 Class B shares were converted to 106,537 Class A shares valued at $1,322,370, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the statements of changes in net assets.

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7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $35,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The line of credit expired on November 16, 2010.

The Fund, along with the other Participants, entered into amendments to the agreement for a $50,000,000 and $100,000,000 revolving line of credit on November 16, 2010 and August 1, 2011, respectively. The line of credit under the agreement as amended expires on November 15, 2011.

On November 15, 2011, the Fund, along with the other Participants, entered into an agreement for a $125,000,000 revolving line of credit. The agreement is to be used as described above and operates in substantially the same manner as the original agreement. The agreement expires on November 13, 2012. The Fund had no amounts outstanding as of October 31, 2011, or at any time during the year then ended.

8. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and

33

Notes to financial statements
Delaware U.S. Growth Fund

8. Securities Lending (continued)

other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in the collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At October 31, 2011, the value of securities on loan was $9,764,948, for which cash collateral was received and invested in accordance with the Lending Agreement. At October 31, 2011, the value of invested collateral was $9,431,428. These investments are presented on the statement of net assets under the caption “Securities Lending Collateral.”

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9. Credit and Market Risk

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of October 31, 2011, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to October 31, 2011 that would require recognition or disclosure in the Fund’s financial statements.

12. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring designation, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended October 31, 2011, the Fund designates distributions paid during the year as follows:

(A) Ordinary Income Distributions* (Tax Basis)	100%

(A) is based on a percentage of the Fund’s total distributions.

*For the fiscal year ended October 31, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003, and as extended by Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010. The Fund intends to designate up to a maximum amount of $ 744,467 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2010 or 2011 Form 1099-DIV.

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Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group Adviser Funds
and the Shareholders of Delaware U.S. Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware U.S. Growth Fund (one of the series constituting Delaware Group Adviser Funds, hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for each of the three years in the period ended October 31, 2009 were audited by other independent accountants whose report dated December 22, 2009 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 22, 2011

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Other Fund information
(Unaudited)
Delaware U.S. Growth Fund

Board Consideration of Delaware U.S. Growth Fund Investment Advisory Agreement

At a meeting held on August 16-17, 2011 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware U.S. Growth Fund (the “Fund”). In making its decision, the Board considered information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”), which included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided in May 2011 and included independent historical and comparative reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the independent Trustees received assistance and advice from and met separately with independent legal counsel to the independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that in July 2011 Management implemented measures to reduce overall costs and improve transfer agent and shareholder servicing functions through outsourcing. It is expected that such measures will improve the quality and lower the cost of delivering transfer agent and shareholder servicing services to the Fund. The Board once again noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments

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Other Fund information
(Unaudited)
Delaware U.S. Growth Fund

Board Consideration of Delaware U.S. Growth Fund Investment Advisory Agreement (continued)

fund for the same class of shares in another Delaware Investments® fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one-, three-, five- and ten-year periods, as applicable, ended March 31, 2011. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional large cap growth funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one- and three-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the five- and ten-year periods was in the fourth quartile. The Board determined that the Fund’s performance results were mixed. However, in evaluating the Fund’s performance, the Board considered strong shorter-term performance. The Board also considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking effective action to improve Fund performance and meet the Board’s performance objective.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar

38

in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflect recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. The Board also noted that the Fund’s assets exceeded the first breakpoint level. The Board believed that, given the extent to which economics of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Advisory Agreement provides a sharing of benefits with the Fund and its shareholders.

39

Other Fund information
(Unaudited)
Delaware U.S. Growth Fund

Change in Independent Registered Public Accounting Firm

Due to independence matters under the Securities and Exchange Commission’s auditor independence rules relating to the January 4, 2010 acquisition of Delaware Investments (including DMC, DDLP and DSC) by Macquarie Group, Ernst & Young LLP (E&Y) has resigned as the independent registered public accounting firm for Delaware Group® Adviser Funds (the Trust) effective May 20, 2010. At a meeting held on May 20, 2010, the Board of Trustees of the Trust, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (PwC) to serve as the independent registered public accounting firm for the Trust for the fiscal year ending October 31, 2011. During the fiscal years ended October 31, 2009 and 2008, E&Y’s audit reports on the financial statements of the Trust did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Trust and E&Y on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the disagreement in their reports. Neither the Trust nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statements.

40

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne1	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

42

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	74	Director and Audit
various executive capacities		Committee Member
at different times at		Kaydon Corp.
Delaware Investments.[2]
Board of Governors Member
Investment Company
Institute (ICI)

Finance Committee Member
St. John Vianney Roman
Catholic Church

Board of Trustees
Agnes Irwin School

Member of Investment
Committee
Cradle of Liberty Council,
BSA
(2007–2010)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

43

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

44

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	74	Chairman of Investment
(March 2004–Present)		Committee
		Pennsylvania Academy of
Investment Manager		Fine Arts
Morgan Stanley & Co.
(January 1984–March 2004)		Investment Committee and
		Governance Committee
		Member
		Pennsylvania Horticultural
		Society

		Director
		Bryn Mawr Bank Corp. (BMTC)
		(2007–2011)

President	74	Board of Governors Member —
Drexel University		NASDAQ OMX PHLX LLC
(August 2010–Present)
		Director and Audit
President		Committee Member
Franklin & Marshall College		Community Health Systems
(July 2002–July 2010)
		Director — Ecore
		International
		(2009–2010)

		Director — Allied
		Barton Securities Holdings
		(2005–2008)

Managing Director	74	None
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	74	None
Assurant, Inc. (Insurance)
(2002–2004)

45

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

46

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Consultant	74	Director and Audit
ARL Associates		Committee Chair
(Financial Planning)		Systemax Inc.
(1983–Present)		(2001–2009)

Director and Audit
Committee Chairperson
Andy Warhol Foundation
(1999–2007)

Executive Advisor to Dean	74	Trust Manager — Camden
(since August 2011) and		Property Trust
Interim Dean		(since August 2011)
(January 2011–July 2011) —
University of Miami School of		Board of Trustees
Business Administration		Thunderbird School of
Global Management
President — U.S. Trust,		(2007–2011)
Bank of America Private
Wealth Management		Board of Trustees
(Private Banking)		Carrollton School of the
(July 2007–December 2008)		Sacred Heart
(since 2007)
President and Director
(November 2005–June 2007) and		Board Member
Chief Executive Officer		Foreign Policy Association
(April 2007–June 2007) —		(since 2006)
U.S. Trust Company
(Private Banking)		Board of Trustees
Georgetown Preparatory School
(2005–2011)

Board of Trustees
Miami City Ballet
(2000–2011)

Board of Trustees
St. Thomas University
(2005–2011)

47

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

48

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	74	Director and Audit
(January 2006–Present)		Committee Member
Vice President — Mergers & Acquisitions		Okabena Company
(January 2003–January 2006), and
Vice President and Treasurer		Chair — 3M
(July 1995–January 2003)		Investment Management
3M Corporation		Company

Founder	74	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director
Founder		Oxigene, Inc.
Sutton Asset Management		(2003–2008)
(Hedge Fund)
(September 1996–Present)

49

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

50

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	74	None[3]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	74	None[3]
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	74	None[3]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	74	None[3]
various executive capacities
at different times at
Delaware Investments.

3 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

51

About the organization

Board of trustees
Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments®
Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Drexel University
Philadelphia, PA
	Anthony D. Knerr Founder and Managing Director Anthony Knerr & Associates New York, NY Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA	Ann R. Leven Consultant ARL Associates New York, NY Frances A. Sevilla-Sacasa Executive Advisor to Dean, University of Miami School of Business Administration Coral Gables, FL	Janet L. Yeomans Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers
David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Senior Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware U.S. Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s website at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at www.delawareinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

52

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     John A. Fry
     Ann R. Leven
     Frances A. Sevilla-Sacasa
     Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $287,300 for the fiscal year ended October 31, 2011.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $324,200 for the fiscal year ended October 31, 2010.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2011.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $593,000 for the registrant’s fiscal year ended October 31, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures, reporting up and subsidiary statutory audits.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2010.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $84,000 for the registrant’s fiscal year ended October 31, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: audit procedures performed on Delaware Investments for its consolidation into Macquarie’s financial statements as of March 31, 2010.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $55,700 for the fiscal year ended October 31, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2011.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $61,250 for the fiscal year ended October 31, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $10,000 for the registrant’s fiscal year ended October 31, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: state and local tax services.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2011.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $25,000 for the registrant’s fiscal year ended October 31, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These other services were as follows: attest examination of management's assertion to the controls in place at the transfer agent to be in compliance with Rule 17ad-13(a)(3) of the Securities Exchange Act of 1934.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2010.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2010.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $5,228,766 and $0 for the registrant’s fiscal years ended October 31, 2011 and October 31, 2010, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Delaware Group® Adviser Funds

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	December 29, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	December 29, 2011

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	December 29, 2011